Dreyfus

Bond Market
Index Fund

SEMIANNUAL REPORT
April 30, 2001
(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            23   Financial Highlights

                            25   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                   The Fund

                                                                        Dreyfus

                                                         Bond Market Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

High quality bonds generally provided attractive returns over the six-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds, such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these same conditions hurt the performance of many credit-sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, Dreyfus Bond Market Index Fund's Investor shares and BASIC shares produced total returns of 5.87% and 5.99%, respectively.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index" ), produced a total return of 6.22% for the same period.(2) The fund seeks to match the total return of the Index by investing in bonds. The difference in returns was primarily due to transaction costs and other fund operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the Lehman Brothers Aggregate Bond Index. To pursue that goal, the fund invests primarily in securities that are included in the Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 bonds in the Index. As a matter of policy, the fund's average duration -- a measure of sensitivity to changing interest rates -- generally remains neutral to the Index. As of April 30, 2001, the average duration of both the Index and the fund was approximately six years.

What other factors influenced the fund's performance?

Several factors influenced the fund's performance over the reporting period: higher returns from U.S. Treasury and U.S. Government securities than most other fixed-income securities; a lower likelihood of additional government buybacks of U.S. Treasury securities; the series of four short-term interest-rate cuts initiated by the Federal Reserve Board (the "Fed" ) during the first quarter of 2001; and credit concerns surrounding corporate securities.

                                                                   The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Most U.S. Government securities performed well over the past six months, with U.S. Government agency securities producing some of the highest returns among debt securities. That's mainly because investors were concerned about a volatile stock market, and they preferred the safe haven and competitive yields that U.S. Government securities typically provide. In addition, the new presidential administration seemed less intent on proceeding with the government buyback program for U.S. Treasury securities that began last year. Had those buybacks continued, they would have further reduced the already shrinking supply of U.S. Treasury securities. This supported the bond market rally, which was also fueled by the Fed's reductions of short-term interest rates by two percent during the reporting period. This resulted in bond yields that were generally lower at the
end   of   the   reporting   period   than   they   were   at   the  beginning.

On the other hand, a wave of credit downgrades by the major independent credit rating agencies caused weakness in the bond market's corporate sector. These downgrades caused concerns which prompted us to scrutinize the fund's corporate holdings even more closely than usual. While this fund has a very high credit profile, our concerns were validated when several well-known companies -- some of which, on a ratings basis, would have been investment candidates for the fund only a few months before -- suffered as their credit ratings were downgraded.

What is the fund's current strategy?

As index investors, we do not base our investment decisions on market or economic trends; our goal is to seek to replicate the return of the Index. To achieve this goal, we attempt to mirror four key elements of the Index: its
average   maturity;   industry   groups;   credit  quality;  and  coupon  rate.

First, we try to keep the fund's average maturity as close to that of the Index as possible. Second, we attempt to match our holdings as closely as we can to the approximate percentage matches of the Index. It's important to remember that we do not hold all of the securities that are held in the Index. Rather, we use a " sampling" approach, whereby we hold a small percentage of the number of holdings in the Index, but with the same approximate industry group proportions. Third, we try to match the credit quality of the Index as closely as possible. Fourth, we attempt to match the coupon rate of the entire Index.

We plan to continue our strategy of closely monitoring the Index to try to assure that we are able to replicate its return. Accordingly, as of April 30, 2001, approximately 41% of the fund's assets were invested in mortgage-backed securities, 30% in corporate bonds and asset-backed securities, 23% in U.S. Treasury securities, 5% in U.S. Government agency bonds and 2% in repurchase agreements.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                   The Fund



STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)




                                                                                               Principal
BONDS AND NOTES--97.5%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE AND AVIATION--1.0%

American Airlines Pass-Through Trust,

   Ser. 1999-1, Cl. A-2, 7.024%, 2011                                                           125,000                  127,538

Boeing:

   Deb., 8.1%, 2006                                                                              25,000                   27,706

   Deb., 8.625%, 2031                                                                            10,000                   12,024

Delta Airlines Pass-Through Trust,

   Ser. 2000-1, Cl. A-2, 7.57%, 2010                                                            100,000                  104,748

Lockheed Martin,

   Notes, 8.2%, 2009                                                                            200,000                  217,144

Raytheon:

   Notes, 6.45%, 2002                                                                           300,000                  301,496

   Notes, 6.5%, 2005                                                                             25,000                   24,746

Rockwell International,

   Notes, 6.75%, 2002                                                                            30,000                   30,728

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   58,767

                                                                                                                         904,897

ASSET-BACKED CTFS.--3.0%

Asset Securitization,

   Ser. 1997-D4, Cl. A-1D, 7.49%, 2027                                                          300,000                  317,706

Chase Manhattan Credit Card Master Trust,

   Ser. 1996-3, Cl. A, 7.04%, 2005                                                              700,000                  700,812

Daimler Chrysler Auto Trust,

   Ser. 2000-C, Cl. A-4, 6.85%, 2005                                                            350,000                  364,545

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  413,312

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A-7, 6.13%, 2009                                                            235,000                  235,075

Premier Auto Trust,

   Ser. 1999-2, Cl. A-3, 5.49%, 2003                                                            639,833                  643,689

                                                                                                                       2,675,139

AUTOMOTIVE--.9%

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  113,175

General Motors:

   Deb., 8.8%, 2021                                                                             150,000                  168,011

   Notes, 7%, 2003                                                                               40,000                   41,391

   Notes, 7.2%, 2011                                                                            175,000                  177,198

Hertz,

   Sr. Notes, 8.25%, 2005                                                                       300,000                  318,281

                                                                                                                         818,056


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BANKING--2.5%

Banc One,

   Sub. Notes, 9.875%, 2019                                                                       5,000                    5,643

BankAmerica,

   Sub. Notes, 7.75%, 2002                                                                       25,000                   25,835

Bankers Trust New York,

   Sub. Deb., 7.5%, 2015                                                                         75,000                   76,905

Capital One Bank,

   Sr. Notes, 6.375%, 2003                                                                      200,000                  200,159

Chemical,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   14,398

Citigroup:

   Notes, 7.25%, 2010                                                                           400,000                  416,375

   Notes, 6.625%, 2028                                                                          100,000                   92,552

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                   96,502

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   57,709

First Union,

   Sub. Notes, 6.3%, 2008                                                                       100,000                   95,645

Fleet Boston,

   Sub. Notes, 7.375%, 2009                                                                     175,000                  182,203

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  209,253

Key Bank,

   Sub. Deb., 6.95%, 2028                                                                       100,000                   91,249

MBNA America Bank:

   Sr. Notes, 7.75%, 2005                                                                       250,000                  255,820

   Sub. Notes, 6.75%, 2008                                                                      100,000                   95,081

NB Capital Trust IV,

   Gtd. Capital Securities, 8.25%, 2027                                                          55,000                   55,735

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                   10,261

   Sub. Notes, 7.625%, 2005                                                                     190,000                  199,823

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   23,661

Wachovia,

   Sub. Notes, 6.375%, 2003                                                                      15,000                   15,328

Wells Fargo Capital,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   29,308

                                                                                                                       2,249,445

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING AND MEDIA--.2%

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                       150,000                  147,574

CHEMICALS--.1%

duPont (E.I.) de Nemours,

   Notes, 6.75%, 2002                                                                            40,000                   41,079

Eastman Chemical,

   Notes, 6.375%, 2004                                                                           30,000                   29,713

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    5,679

                                                                                                                          76,471

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.4%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A-2, 7.08%, 2009                                                          250,000                  260,404

GMAC Commercial Mortgage Securities,

   Ser. 1998-C1, Cl. A-2, 6.7%, 2008                                                            225,000                  228,628

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH-1, Cl. A-2, 6.847%, 2031                                                        150,000                  154,092

LB Commercial Conduit Mortgage Trust,

   Ser. 1999-C2, Cl. A-2, 7.325%, 2009                                                          200,000                  210,914

Morgan Stanley Capital I,

   Ser. 1998-WF1, Cl. A-1, 6.25%, 2007                                                          354,455                  361,003

                                                                                                                       1,215,041

CONSUMER--.3%

Maytag,

   Deb., 9.75%, 2002                                                                              5,000                   5,216

Procter & Gamble:

   Deb., 8.7%, 2001                                                                              30,000                  30,332

   Notes, 5.25%, 2003                                                                           200,000                  201,525

Whirlpool,

   Notes, 9%, 2003                                                                               10,000                   10,370

                                                                                                                         247,443

ENTERTAINMENT/MEDIA--.7%

Disney (Walt),

   Sr. Notes, 6.75%, 2006                                                                        20,000                   20,869

News America Holdings,

   Notes, 8.25%, 2018                                                                           150,000                  146,196

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  203,821

Time Warner,

   Deb., 6.95%, 2028                                                                            100,000                   92,353


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT/MEDIA (CONTINUED)

Viacom,

   Deb., 7.625%, 2016                                                                           125,000                  126,815

                                                                                                                         590,054

FINANCIAL SERVICES--3.3%

Aetna Services,

   Notes, 7.625%, 2026                                                                           50,000                   52,324

American General Finance,

   Notes, 8.125%, 2009                                                                           10,000                   10,772

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,739

   Sr. Notes, 7.25%, 2006                                                                        75,000                   77,711

CIT Group,

   Sr. Notes, 7.125%, 2004                                                                      300,000                  308,581

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   45,455

Cincinnati Financial,

   Deb., 6.9%, 2028                                                                             100,000                   87,006

Ford Capital B.V.,

   Notes, 9.875%, 2002                                                                           25,000                   26,241

Ford Motor Credit,

   Notes, 7.375%, 2011                                                                          400,000                  410,542

GMAC:

   Deb., 6%, 2011                                                                                70,000                   63,735

   Notes, 7.125%, 2003                                                                          500,000                  513,854

General Electric Capital:

   Deb., 5.5%, 2001                                                                              10,000                   10,006

   Notes, 8.3%, 2009                                                                             15,000                   16,981

   Notes, 8.125%, 2012                                                                          100,000                  112,444

Goldman Sachs,

   Notes, 7.35%, 2009                                                                           100,000                  102,589

Household Finance,

   Notes, 8%, 2010                                                                              130,000                  140,297

Lehman Brothers,

   Notes, 6.625%, 2008                                                                          200,000                  197,797

Merrill Lynch:

   Notes, 8.3%, 2002                                                                             15,000                   15,725

   Notes, 6.875%, 2018                                                                          150,000                  145,574

Norwest Financial,

   Sr. Notes, 7%, 2003                                                                           15,000                   15,461

PNC Funding,

   Notes, 7%, 2004                                                                              225,000                  231,306

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Paine Webber,

   Sr. Notes, 6.55%, 2008                                                                       150,000                  153,712

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                            100,000                   85,530

   Notes, 7%, 2007                                                                               35,000                   35,306

U.S. Leasing International,

   Notes, 6.625%, 2003                                                                           30,000                   30,589

                                                                                                                       2,900,277

FOOD AND BEVERAGES--1.5%

Archer-Daniels-Midland,

   Deb., 0%, 2002                                                                                 5,000                    4,793

Coca-Cola,

   Notes, 6.625%, 2002                                                                           35,000                   35,847

Coca-Cola Enterprises,

   Deb., 8.5%, 2022                                                                             100,000                  114,352

ConAgra,

   Notes, 7.875%, 2010                                                                          200,000                  210,989

Diageo,

   Notes, 6.125%, 2005                                                                          200,000                  201,194

Heinz (H.J.),

   Deb., 6.375%, 2028                                                                           100,000                   87,805

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   35,928

Kellogg's,

   Notes, 6%, 2006                                                                              300,000  (a)             297,716

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   40,998

Ralston-Purina Group,

   Notes, 8.625%, 2022                                                                           40,000                   45,942

Safeway,

   Notes, 7.5%, 2009                                                                            200,000                  209,129

Supervalu,

   Notes, 7.8%, 2002                                                                             15,000                   15,048

Sysco,

   Notes, 7%, 2006                                                                               25,000                   26,300

                                                                                                                       1,326,041

FOREIGN--6.5%

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       250,000                  244,566

Abitibi-Consolidated,

   Deb., 8.3%, 2005                                                                             150,000                  156,404


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Amoco Canada,

   Deb., 6.75%, 2023                                                                            150,000                  146,536

Bayerische Landesbank Girozentrale,

   Sub. Notes, 7.375%, 2002                                                                     300,000                  310,379

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                   92,793

Deutsche Telekom International Finance,

   Bonds, 8%, 2010                                                                              300,000                  307,459

Dresdner Bank-New York,

   Sub. Notes, 7.25%, 2015                                                                      145,000                  148,984

France Telecom,

   Bonds, 8.5%, 2031                                                                            100,000  (a)             103,363

Hydro-Quebec:

   Ser. HH, Deb., 8.5%, 2029                                                                    200,000                  237,545

   Ser. HK, Deb., 9.375%, 2030                                                                   20,000                   25,874

Inter-American Development Bank,

   Deb., 7%, 2003                                                                               600,000                  627,368

Italy Government Bonds,

   Deb., 6.875%, 2023                                                                            70,000                   72,438

KFW International Finance,

   Deb., 8%, 2010                                                                                35,000                   39,203

Kingdom of Spain,

   Notes, 7%, 2005                                                                              200,000                  210,260

Korea Development Bank,

   Bonds, 7.25%, 2006                                                                           300,000                  304,881

Marconi,

   Notes, 7.75%, 2010                                                                           200,000                  189,586

Province of British Columbia:

   Bonds, 7%, 2003                                                                               20,000                   20,623

   Bonds, 6.5%, 2026                                                                             25,000                   24,471

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   12,399

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   30,999

Province of Ontario:

   Deb., 7%, 2005                                                                                40,000                   42,085

   Notes, 7.625%, 2004                                                                          400,000                  423,999

Province of Quebec,

   Deb., 7.5%, 2023                                                                              50,000                   52,759

Province of Saskatchewan, C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   12,603

                                                                                                                          The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   25,368

Republic of Ireland,

   Deb., 7.875%, 2001                                                                           150,000                  152,920

Republic of Korea,

   Notes, 8.875%, 2008                                                                          300,000                  329,625

Republic of Portugal,

   Notes, 5.75%, 2003                                                                           100,000                  100,837

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  150,804

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                  103,015

Sanwa Finance Aruba,

   Notes, 8.35%, 2009                                                                           150,000                  154,444

Telefonica Europe,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  206,738

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  201,898

United Mexican States,

   Notes, 9.875%, 2010                                                                          275,000                  296,725

Vodafone Group,

   Notes, 7.75%, 2010                                                                           150,000                  159,900

                                                                                                                       5,719,851

INDUSTRIAL--1.2%

Alcoa,

   Notes, 7.375%, 2010                                                                          150,000                  160,355

Caterpillar,

   Deb., 9.375%, 2011                                                                           150,000                  179,527

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                    9,915

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   35,798

Ingersoll-Rand,

   Notes, 5.75%, 2003                                                                           500,000                  503,124

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   45,066

TRW,

   Notes, 6.25%, 2010                                                                           100,000                   89,865

                                                                                                                       1,023,650


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INSURANCE--.9%

Allstate,

   Sr. Notes, 7.875%, 2005                                                                      300,000                  320,011

Hartford Life,

   Notes, 6.9%, 2004                                                                            200,000                  206,589

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                   88,027

Torchmark,

   Deb., 8.25%, 2009                                                                            150,000                  153,538

                                                                                                                         768,165

OIL AND GAS--.8%

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   66,199

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           200,000                  227,755

Sempra Energy,

   Notes, 7.95%, 2010                                                                           200,000                  194,128

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   23,376

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  224,052

                                                                                                                         735,510

OTHER--.0%

Private Export Funding,

   Secured Notes, 8.4%, 2001                                                                     30,000                   30,293

PAPER PRODUCTS--.2%

Bowater,

   Deb., 9.375%, 2021                                                                            10,000                   10,610

Georgia-Pacific:

   Deb., 9.625%, 2022                                                                            25,000                   24,964

   Notes, 7.75%, 2029                                                                           125,000                  103,870

International Paper,

   Notes, 7.625%, 2007                                                                           10,000                   10,432

Weyerhaeuser,

   Deb., 7.95%, 2025                                                                             20,000                   19,412

                                                                                                                         169,288

RETAIL--.5%

Dayton Hudson,

   Deb., 8.5%, 2022                                                                              20,000                   21,184

                                                                                                                          The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Federated Department Stores,

   Deb., 7.45%, 2017                                                                            115,000                  111,472

Limited,

   Deb., 7.5%, 2023                                                                             110,000                   91,091

May Department Stores,

   Notes, 9.875%, 2002                                                                           15,000                   16,157

Wal-Mart Stores:

   Notes, 5.875%, 2005                                                                          150,000                  156,034

   Sr. Notes, 6.875%, 2009                                                                       25,000                   25,363

                                                                                                                         421,301

TECHNOLOGY--1.2%

Compaq Computer,

   Notes, 7.45%, 2002                                                                           500,000                  504,957

Hewlett Packard,

   Notes, 7.15%, 2005                                                                           300,000                  311,294

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   80,270

   Deb., 7%, 2025                                                                               120,000                  116,943

                                                                                                                       1,013,464

TELEPHONE AND TELEGRAPH--1.5%

AT&T:

   Deb., 8.35%, 2025                                                                              5,000                    5,021

   Notes, 7%, 2005                                                                               15,000                   15,356

Alltel,

   Sr. Notes, 7.6%, 2009                                                                        200,000                  203,091

Bell Telephone Pennsylvania,

   Deb., 6.75%, 2008                                                                            250,000                  249,965

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                   87,914

GTE,

   Deb., 9.1%, 2003                                                                              35,000                   37,596

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   26,219

Pacific-Bell Telephone:

   Deb., 7.375%, 2025                                                                            75,000                   71,563

   Deb., 7.125%, 2026                                                                            10,000                    9,708

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  153,071

U.S. West Communications,

   Deb., 6.875%, 2033                                                                            25,000                   21,453



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH (CONTINUED)

Verizon Global Funding,

   Notes, 7.25%, 2010                                                                           300,000  (a)             311,295

Worldcom,

   Sr. Notes, 6.95%, 2028                                                                       120,000                  101,121

                                                                                                                       1,293,373

TOBACCO--.0%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    5,347

Philip Morris,

   Deb., 8.375%, 2017                                                                             9,000                    8,906

                                                                                                                          14,253

TRANSPORTATION--.1%

Federal Express,

   Notes, 9.875%, 2002                                                                           15,000                   15,628

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   11,288

   Deb., 7.8%, 2027                                                                              50,000                   50,976

United Parcel Service,

   Deb., 8.375%, 2020                                                                            10,000                   11,594

                                                                                                                          89,486

UTILITIES--1.9%

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                   10,524

   First Mortgage Bonds, 7.5%, 2023                                                              33,000                   31,299

Carolina Power & Light,

   First Mortgage Bonds, 8.2%, 2022                                                              15,000                   15,094

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  199,851

Duke Capital,

   Sr. Notes, 8%, 2019                                                                          125,000                  131,249

Florida Power & Light:

   First Mortgage Bonds, 6.625%, 2003                                                            30,000                   30,030

   First Mortgage Bonds, 7.75%, 2023                                                             25,000                   24,568

Gulf States Utilities,

   First Mortgage Bonds, 6.41%, 2001                                                             45,000                   45,161

New York State Electric & Gas,

   First Mortgage Bonds, 9.875%, 2020                                                            10,000                   10,411

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            400,000                  420,742

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Nisource Finance,

   Notes, 7.625%, 2005                                                                          300,000  (a)             313,875

Northern States Power,

   First Mortgage Bonds, 7.125%, 2025                                                           100,000                   96,996

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   25,228

Public Service Electric & Gas:

   First Mortgage Bonds, 6.125%, 2002                                                            20,000                   20,097

   First Mortgage Bonds, 6.5%, 2004                                                              25,000                   25,272

South Carolina Electric & Gas,

   First Mortgage Bonds, 9%, 2006                                                                20,000                   22,437

Texas Utilities,

   First Mortgage Bonds, 8.75%, 2023                                                             35,000                   36,737

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   25,300

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                            25,000                   26,482

Wisconsin Electric & Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  182,659

                                                                                                                       1,694,012

U.S. GOVERNMENTS--22.8%

U.S. Treasury Bonds:

   5.5%, 8/15/2028                                                                            2,300,000                2,172,764

   7.25%, 5/15/2016                                                                             110,000                  125,812

   7.625%, 2/15/2007                                                                          1,060,000                1,087,072

   7.875%, 2/15/2021                                                                            380,000                  466,066

   8.75%, 11/15/2008                                                                            225,000                  246,656

   8.75%, 5/15/2020                                                                           1,480,000                1,959,994

   8.75%, 8/15/2020                                                                             290,000                  384,505

   8.875%, 8/15/2017                                                                          1,525,000                2,008,471

   9.375%, 2/15/2006                                                                            700,000                  830,347

   10.75%, 5/15/2003                                                                            115,000                  129,096

   10.75%, 8/15/2005                                                                            765,000                  934,968

   11.25%, 2/15/2015                                                                             25,000                   38,094

   11.625%, 11/15/2004                                                                        1,185,000                1,444,349

   11.875%, 11/15/2003                                                                           10,000                   11,728

   12%, 8/15/2013                                                                               445,000                  621,572

   12.5%, 8/15/2014                                                                              40,000                   58,794

   12.75%, 11/15/2010                                                                            75,000                   98,352

   14%, 11/15/2011                                                                               30,000                   42,745

   15.75%, 11/15/2001                                                                            15,000                   15,919



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Notes:

   5.25%, 8/15/2003                                                                           2,000,000                2,036,540

   5.625%, 5/15/2008                                                                          1,325,000                1,356,774

   6%, 8/15/2004                                                                              1,700,000                1,766,895

   6%, 8/15/2009                                                                              2,200,000                2,294,380

                                                                                                                      20,131,893

U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED--45.0%

Federal Farm Credit Banks,

   Bonds, 5.25%, 2002                                                                         1,000,000                1,008,861

Federal Home Loan Banks:

   Bonds, 5%, 2003                                                                            1,000,000                1,006,250

   Bonds, 5.785%, 2003                                                                          500,000                  510,279

   Notes, 5.8%, 2008                                                                            850,000                  846,467

Federal Home Loan Mortgage Corp.:

   Deb., 6.34%, 2002                                                                            500,000                  513,479

   Notes, 6.875%, 2005                                                                          700,000                  738,255

   6%, 12/1/2013-2/1/2029                                                                     1,980,297                1,939,086

   6.5%, 3/1/2011-9/1/2029                                                                    3,044,083                3,036,277

   7%                                                                                           400,000  (b)             403,375

   7%, 9/1/2011-11/1/2030                                                                     2,034,330                2,061,445

   7.5%, 7/1/2010-3/1/2030                                                                    1,329,455                1,365,436

   8%, 5/1/2026-8/1/2030                                                                        705,097                  732,284

   8.5%, 6/1/2030                                                                               144,701                  151,981

Federal National Mortgage Association:

   Bonds, 6.25%, 2029                                                                         1,150,000                1,117,329

   Notes, 5.125%, 2004                                                                        1,717,000                1,728,659

   Notes, 5.25%, 2009                                                                         1,175,000                1,130,531

   5.5%, 3/1/2014                                                                               410,531                  399,882

   6%, 6/1/2011-6/1/2029                                                                      1,875,048                1,836,413

   6.5%, 1/1/2005-5/1/2031                                                                    4,558,089                4,541,079

   7%, 8/1/2008-10/1/2029                                                                     3,455,634                3,500,512

   7.5%                                                                                         400,000  (b)             408,062

   7.5%, 8/1/2015-9/1/2030                                                                    1,908,185                1,952,403

   8%, 5/1/2027-10/1/2030                                                                       743,947                  771,998

   8.5%, 2/1/2025                                                                               181,379                  191,581

   9%, 10/1/2030                                                                                 71,613                   75,170

Financing Corp.:

   Bonds, 9.65%, 2018                                                                            10,000                   13,637

   Bonds, 8.6%, 2019                                                                             40,000                   50,250

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6%, 2/15/2029                                                                                410,041                  399,020

   6.5%, 9/15/2008-2/15/2029                                                                  1,731,428                1,727,652

   7%, 10/15/2011-9/15/2029                                                                   1,796,644                1,820,031

   7.5%                                                                                         400,000  (b)             410,250

   7.5%, 12/15/2026-7/15/2030                                                                 1,272,974                1,304,478

   8%, 8/15/2024-10/15/2029                                                                     835,314                  865,566

   8.5%, 10/15/2026                                                                             177,198                  185,337

   9%, 2/15/2022-2/15/2023                                                                      299,983                  320,557

Resolution Funding:

   Deb., 8.875%, 2020                                                                            75,000                  100,274

   Deb., 8.625%, 2030                                                                            15,000                   20,049

Tennessee Valley Authority:

   Deb., 6%, 2013                                                                               450,000                  439,951

   Deb., 7.85%, 2044                                                                             10,000                   10,352

                                                                                                                      39,634,498

TOTAL BONDS AND NOTES

   (cost $84,278,478)                                                                                                 85,889,475
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-2.3%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 4.45%, dated 4/30/2001,

  due 5/1/2001 in the amount of $2,074,788 (fully

  collateralized by $1,919,000 U.S. Treasury Bonds,

  6.625% due 2/15/2027 value $2,123,447)

   (cost $2,074,532)                                                                          2,074,532                2,074,532
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $86,353,010)                                                              99.8%               87,964,007

CASH AND RECEIVABLES (NET)                                                                          .2%                  135,598

NET ASSETS                                                                                       100.0%               88,099,605

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2001, THESE SECURITIES AMOUNTED TO $1,026,249 OR 1.2% OF NET ASSETS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABLILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

   Investments--Note 1(c)                              86,353,010  87,964,007

Cash                                                                  691,924

Interest receivable                                                 1,162,780

Receivable for investment securities sold                             356,159

Receivable for shares of Capital Stock subscribed                      56,099

Paydowns receivable                                                     3,949

                                                                   90,234,918
-------------------------------------------------------------------------------

LIABLILITES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                  19,423

Payable for investment securities purchased                         2,111,969

Payable for shares of Capital Stock redeemed                            3,921

                                                                    2,135,313
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     88,099,605
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    87,232,606

Accumulated distributions in excess of investment income--net          (1,223)

Accumulated net realized gain (loss) on investments                  (742,775)

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 3                                            1,610,997
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     88,099,605

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
-------------------------------------------------------------------------------

Net Assets ($)                                        43,009,207   45,090,398

Shares Outstanding                                     4,354,459    4,560,801
-------------------------------------------------------------------------------

NET ASSETS VALUE PER SHARE ($)                             9.88         9.89

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                       The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     3,079,800

EXPENSES:

Management fee--Note 2(a)                                              70,630

Distribution fees (Investor Shares)--Note 2(b)                         49,495

Loan commitment fees--Note 4                                              403

TOTAL EXPENSES                                                        120,528

INVESTMENT INCOME--NET                                              2,959,272
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             1,065,217

Net unrealized appreciation (depreciation) on investments           1,757,591

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              2,822,808

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                5,782,080

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,959,272           6,226,787

Net realized gain (loss) on investments         1,065,217          (1,566,106)

Net unrealized appreciation (depreciation)
   on investments                               1,757,591           1,286,147

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    5,782,080           5,946,828
------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (1,215,685)         (1,952,848)

BASIC shares                                   (1,744,810)         (4,279,152)

TOTAL DIVIDENDS                                (2,960,495)         (6,232,000)
------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                13,603,672          24,069,220

BASIC shares                                   14,219,517          24,339,942

Dividends reinvested:

Investor shares                                 1,195,554           1,879,105

BASIC shares                                    1,710,996           4,279,152

Cost of shares redeemed:

Investor shares                                (8,348,845)        (23,814,389)

BASIC shares                                  (42,755,237)        (22,746,007)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (20,374,343)          8,007,023

TOTAL INCREASE (DECREASE) IN NET ASSETS       (17,552,758)          7,721,851
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           105,652,363          97,930,512

END OF PERIOD                                  88,099,605         105,652,363

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                     1,377,346           2,520,136

Shares issued for dividends reinvested            120,790             197,636

Shares redeemed                                  (844,278)         (2,517,014)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     653,858             200,758
-------------------------------------------------------------------------------

BASIC SHARES

Shares sold                                     1,434,940           2,541,593

Shares issued for dividends reinvested            173,018             450,125

Shares redeemed                                (4,316,998)         (2,384,167)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,709,040)            607,551

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------

INVESTOR SHARES                                 (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.62          9.63         10.26          9.99           9.78          9.93

Investment Operations:

Investment income--net                                 .30           .60           .56           .59            .57           .57

Net realized and unrealized
   gain (loss) on investments                          .26          (.01)         (.56)          .32            .21          (.15)

Total from Investment Operations                       .56           .59            --           .91            .78           .42

Distributions:

Dividends from investment
   income--net                                        (.30)         (.60)         (.56)         (.59)         (.57)         (.57)

Dividends from net realized
   gain on investments                                  --            --          (.07)         (.05)           --            --

Total Distributions                                   (.30)         (.60)         (.63)         (.64)         (.57)         (.57)

Net asset value, end of period                        9.88          9.62          9.63         10.26          9.99          9.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     11.84(a)       6.34           .03          9.43          8.29          4.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .40(a)         .40           .40           .40           .60           .65

Ratio of net investment income

   to average net assets                             6.14(a)        6.25          5.72          5.79          5.82          5.80

Portfolio Turnover Rate                             47.77(b)       67.33         73.14         43.39         48.86         42.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     43,009         35,613        33,699         1,552           120            80

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

BASIC SHARES                                    (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.63          9.64         10.27         10.00           9.80          9.94

Investment Operations:

Investment income--net                                 .31           .62           .59           .61            .60           .59

Net realized and unrealized
   gain (loss) on investments                          .26          (.01)         (.56)          .32            .20          (.14)

Total from Investment Operations                       .57           .61           .03           .93            .80           .45

Distributions:

Dividends from investment
   income--net                                       (.31)         (.62)          (.59)         (.61)          (.60)         (.59)

Dividends from net realized
   gain on investments                                  --           --           (.07)         (.05)            --            --

Total Distributions                                  (.31)         (.62)         (.66)          (.66)         (.60)         (.59)

Net asset value, end of period                       9.89          9.63          9.64          10.27         10.00          9.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    12.08(a)       6.63           .29           9.69          8.46          4.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .15(a)         .15           .15            .15           .35           .40

Ratio of net investment income

   to average net assets                            6.39(a)        6.53          5.96           6.06          6.12          6.02

Portfolio Turnover Rate                            47.77(b)       67.33         73.14          43.39         48.86         42.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    45,090         70,040        64,232         55,852        33,234        32,986

(A) ANNUALIZED.

(B) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Coporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes posses-

sion of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,684,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $112,000 of the carryover expires in fiscal 2007 and $1,572,000 expires in fiscal 2008.

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended April 30, 2001, the Investor shares were charged $49,495 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $43,224,390 and $62,194,432, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $1,610,997, consisting of $2,035,777 gross unrealized appreciation and $424,780 gross unrealized depreciation.

At April 30, 2001, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

                                                                   The Fund

                        For More Information

                        Dreyfus
                        Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  310SA0401


Dreyfus

U.S. Treasury

Reserves

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         U.S. Treasury Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

Money  market  funds  were  particularly   valuable  investments  over  the
six-month reporting period because of their ability to protect capital while prices of many longer term assets, such as stocks, declined. The overall stock market, as measured by the S&P 500 Composite Stock Price Index, declined 12.06% during the period.

In  our  view,   these  divergent   results   indicate  the  importance  of
diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.


Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the six-month period ended April 30, 2001, Dreyfus U.S. Treasury Reserves' Investor shares produced an annualized yield of 5.10%, while its Class R shares produced an annualized yield of 5.30% . Taking into account the effects of compounding, the annualized effective yields for the fund's Investor shares and Class R shares were 5.22% and 5.43%, respectively.(1)

We attribute the fund's performance to our maturity management strategy, which led us to maintain a relatively long average maturity for the portfolio. This position enabled us to lock in relatively higher yields as interest rates fell during the first part of 2001.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States Government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Declining short-term interest rates represented the major factor influencing the fund's performance during the six-month reporting period. Lower interest rates were primarily the result of an aggressive monetary policy on the part of the Federal Reserve Board (the "Fed").

When the reporting period began, the U.S. economy was in the midst of a dramatic slowdown. Most economic indicators deteriorated in this environment, including higher unemployment, flat retail sales and a quickly decelerating export growth rate. The two indicators that were exceptions to this slowdown were housing and auto sales, which rose in response to reduced borrowing costs in a lower interest-rate environment. Oil prices rose dramatically and power shortages, particularly in California, created increases in electricity costs, creating a further impediment to economic growth.

In response to this uncertain economic backdrop, the Fed began cutting short-term interest rates in January 2001. Four cuts implemented during the reporting period, totaling 2%, drove down yields on money market instruments. We responded to the Fed's monetary policy by extending the fund's average maturity -- a measure of sensitivity to interest-rate movements -- in an effort to lock in higher yields as interest rates declined.

What is the fund's current strategy?

While we expect the Fed to cut interest rates by another 50 basis points at their May meeting, we believe that the end of the current easing cycle may be near. Indeed, if the Fed's previous rate cuts work as they were designed, we believe the U.S. economy may soon begin to expand at a greater rate. Should that scenario unfold, we believe that yields on money market instruments will begin to rise. As a result, we presently plan to continue to maintain the fund's average maturity and will be selective in looking to add longer term treasury securities to the portfolio. Of course, no matter how the economic environment evolves over the foreseeable future, we will attempt to quickly and effectively adapt our maturity management and security selection strategies to maximize income while maintaining a stable share price.

May 14, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

April 30, 2001 (Unaudited)


STATEMENT OF INVESTMENTS

April 30, 2001 (unaudited)

                                                                            Annualized
                                                                             Yield on
                                                                              Date of    Principal
U.S. TREASURY BILLS--28.9%                                               Purchase (%)   Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

5/3/2001

   (cost $199,964,722)                                                           3.18  200,000,000  199,964,722
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--23.3%
--------------------------------------------------------------------------------

5.625%, 5/15/2001                                                                6.85   15,000,000   14,993,138

7.875%, 8/15/2001                                                                4.94   40,000,000   40,311,474

6.50%, 8/31/2001                                                                 6.20   50,000,000   50,019,062

5.875%, 10/31/2001                                                               5.00   25,000,000   25,082,284

6.50%, 2/28/2002                                                                 4.63   30,000,000   30,382,619

TOTAL U.S. TREASURY NOTES

   (cost $160,788,577)                                                                              160,788,577
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--47.5%
--------------------------------------------------------------------------------

C S First Boston Corp.

  dated 4/30/2001, due 5/1/2001 in the

  amount of $125,015,486 (fully collateralized by

  $112,521,000 U.S. Treasury Bonds,

   6.875%, due 8/15/2025, value $127,503,171)                                    4.46  125,000,000  125,000,000

Deutsche Bank

  dated 4/30/2001, due 5/1/2001 in the
  amount of $50,006,181 (fully collateralized by

  $48,445,000 U.S. Treasury Notes,

   7.50%, due 11/15/2001, value $51,002,896)                                     4.45   50,000,000   50,000,000

SBC Warburg Dillon Read, Inc.

  dated 4/30/2001, due 5/1/2001 in the
  amount of $153,148,126 (fully collateralized by

  $118,654,000 U.S. Treasury Bonds,

  7.50% to 10.625%, due from
  8/15/2015 to 11/15/2016,

   value $156,194,193)                                                           4.50  153,129,000  153,129,000

TOTAL REPURCHASE AGREEMENTS

   (cost $328,129,000)                                                                              328,129,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $688,882,299)                                                        99.7%  688,882,299

CASH AND RECEIVABLES (NET)                                                                     .3%    2,134,407

NET ASSETS                                                                                  100.0%  691,016,706

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

  (including Repurchase Agreements of $328,129,000)

   --Note 1(c)                                        688,882,299  688,882,299

Cash                                                                 3,069,354

Interest receivable                                                  1,962,739

                                                                   693,914,392
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   310,590

Dividend payable                                                      2,550,074

Payable for Capital Stock redeemed                                       37,022

                                                                      2,897,686
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      691,016,706
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     691,046,288

Accumulated net realized gain (loss) on investments                     (29,582)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      691,016,706

NET ASSET VALUE PER SHARE

                                                  Investor Shares     Class R
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         40,878,676  650,138,030

Shares Outstanding                                     40,889,589  650,156,699
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     18,842,680

EXPENSES:

Management fee--Note 2(a)                                            1,628,054

Distribution fees (Investor Shares)--Note 2(b)                          37,151

TOTAL EXPENSES                                                       1,665,205

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                           17,177,475

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001            Year Ended
                                               (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,177,475            34,119,575

Net realized gain (loss) on investments                --                   486

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,177,475            34,120,061
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (942,174)           (1,933,581)

Class R shares                                (16,235,301)          (32,185,994)

TOTAL DIVIDENDS                               (17,177,475)          (34,119,575)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                39,237,961            75,794,151

Class R shares                              1,176,809,565         2,000,763,033

Dividends reinvested:

Investor shares                                   909,973             1,875,165

Class R shares                                 14,419,118            27,873,030

Cost of shares redeemed:

Investor shares                               (33,751,079)          (79,562,728)

Class R shares                             (1,132,556,898)       (2,001,944,216)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             65,068,640            24,798,435

TOTAL INCREASE (DECREASE) IN NET ASSETS        65,068,640            24,798,921
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           625,948,066           601,149,145

END OF PERIOD                                 691,016,706           625,948,066

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2001                              Year Ended October 31,
                                                                  ------------------------------------------------------------------
INVESTOR SHARES                                 (Unaudited)         2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                .025          .053          .042           .048           .048          .046

Distributions:

Dividends from investment
   income--net                                       (.025)        (.053)        (.042)         (.048)         (.048)        (.046)

Net asset value, end of period                        1.00          1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.14(a)       5.42          4.27           4.95           4.89          4.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .70(a)        .70           .70            .70            .70           .70

Ratio of net investment income

   to average net assets                              5.07(a)       5.28          4.16           4.85           4.81          4.64
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      40,879        34,482        36,375        115,622        112,900        21,826

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended
                                            April 30, 2001                              Year Ended October 31,
                                                                  ------------------------------------------------------------------
Class R SHARES                                 (Unaudited)         2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00         1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                .026         .055          .044           .050           .050          .048

Distributions:

Dividends from investment
   income--net                                       (.026)       (.055)        (.044)         (.050)         (.050)        (.048)

Net asset value, end of period                        1.00         1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.36(a)      5.64          4.48           5.16           5.10          4.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .50(a)       .50           .50            .50            .50           .50

Ratio of net investment income
   to average net assets                              5.29(a)      5.49          4.40           5.03           4.98          4.79
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     650,138      591,466       564,774        614,053        522,178       464,303

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income:  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $30,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2006.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period April 30, 2001, Investor shares were charged $37,151 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the line of credit.



                        For More Information

                        Dreyfus
                        U.S. Treasury Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  326SA0401


Dreyfus Premier

Small Company

Stock Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Small Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Small Company Stock Fund covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Anthony Galise.

The past six months have been troublesome for the stock market, including small-and midcap stocks. The Russell 2000 Index, a popular barometer of small-cap stock performance, fell 1.77% during the reporting period. The Russell Midcap Index fell 4.86% during the same period.

However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the Russell Midcap Growth Index and Russell 2000 Growth Index declined a hefty 28% and 17.34% , respectively, during the reporting period. In contrast, value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose 9.30% and 14.62%, respectively, during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Anthony Galise, Portfolio Manager

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's Class A, B, C, R and T shares provided total returns of -1.46%, -1.79%, -1.79%, -1.29% and -1.56%, respectively.(1) In contrast, the Russell 2500 Index, the fund's benchmark, produced a total return of -1.54% for the same period.(2)

We attribute the fund's performance to a challenging stock market environment, which saw the U.S. economy slow and corporate profits decline during the period. In general, small-cap stocks provided higher returns than their large-cap counterparts. In particular, many small value-oriented stocks representing companies with slow but steady earnings growth helped the fund's performance, while most growth-oriented technology companies detracted.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small- and midcap companies that can include growth and value stocks. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first one is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth, or how a company' s profit growth compares to other companies in its industry. The third factor is relative financial strength, which examines attributes such as the debt level of a company.

Using the insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive of the top-ranked securities in the model. Finally, we use portfolio construction techniques to neutralize sector and industry risks. For example, if the

                                                                  The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

What other factors influenced the fund's performance?

The fund was positively influenced by a shift in investors' sentiment from growth to value investing. For the most part, the industry groups that performed well were those with slow but steady earnings growth, such as electric utilities and energy.

In the electric utility area, Calpine, a California-based power company, was among the top performers in the fund. This independent power producer's stock was under pressure early in 2001 due to concerns about the California energy crisis. Specifically, investors were concerned that the state would not pay its bills in a timely manner. However, those fears were eased when the company
reported   excellent   profit   growth   in   the   first   quarter   of  2001.

In energy, BJ Services, a provider of pressure pumping and other oilfield services to the petroleum industry, produced strong returns for the fund. Since oil and natural gas prices remained high during the period, the level of drilling activity was very strong, creating demand for the company's services. In addition, Kinder Morgan, which among other related activities owns an interstate natural gas pipeline and storage system, was also a very successful investment, benefiting in part from this year's cold winter.

A number of the fund's investments were "diamonds in the rough" in that they performed well even though their industry groups performed poorly. For example, the health care sector, particularly biotechnology, had a very difficult time during the six-month period. An exception was fund holding Genzyme, which develops drugs to treat genetic diseases. The company, which was very successful in launching new products, has been profitable, unlike many biotechnology companies. The telecommunications industry was also largely out of favor, yet BroadWing, formerly Cincinnati Bell, posted strong earnings and good stock price performance. This company, which provides data and voice communications services, is expanding geographically and is poised to produce excellent profitability, in our opinion.

On the other hand, the fund was negatively affected during the six-month period by the growth-oriented holdings that had driven performance in 1999 and early 2000. As U.S. economic growth slowed to a 1% rate in the fourth quarter of 2000, stocks with high price-earnings (" P/E") ratios -- including some technology companies -- performed poorly and hurt the fund's performance. However, the fund's exposure to stocks with high P/E ratios was relatively modest.

What is the fund's current strategy?

We continue to focus our investment strategy and methodology on companies with superior earnings growth that are selling at reasonable prices. In doing so, we believe that we can identify attractive stocks that have been depressed in price -- not because of fundamental flaws in their corporate strategies, but because of negative market psychology. If the economy and investor sentiment improve, such companies should see their values rise.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A SHARES AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                                  The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)



COMMON STOCKS--99.0%                                                                              Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO--1.5%

Adolph Coors, Cl. B                                                                              20,600  (a)           1,071,200

Constellation Brands, Cl. A                                                                      25,410                1,658,003

R.J. Reynolds Tobacco Holdings                                                                   48,300                2,828,931

                                                                                                                       5,558,134

CONSUMER CYCLICAL--9.5%

BJ's Wholesale Club                                                                              61,130  (a)           2,769,189

Brinker International                                                                            78,000  (a)           2,238,600

CDW Computer Centers                                                                             36,400  (a)           1,471,288

Chico's FAS                                                                                      69,000  (a)           3,078,090

Continental Airlines, Cl. B                                                                      45,280  (a)           2,327,392

Darden Restaurants                                                                               73,120                1,996,907

Dollar Tree Stores                                                                               57,565  (a)           1,204,260

Ethan Allen Interiors                                                                            68,550                2,433,525

Family Dollar Stores                                                                            102,900                2,624,979

Herman Miller                                                                                    62,800                1,667,340

International Game Technology                                                                    56,000  (a)           3,132,080

Liz Claiborne                                                                                    42,300                2,079,468

Michaels Stores                                                                                  43,300  (a)           1,462,241

Office Depot                                                                                    242,600  (a)           2,304,700

Ryan's Family Steak House                                                                       180,420  (a)           2,161,432

Starwood Hotels & Resorts Worldwide                                                              55,800                2,013,822

                                                                                                                      34,965,313

CONSUMER STAPLES--2.9%

Newell Rubbermaid                                                                                 81,500               2,197,240

Pepsi Bottling Group                                                                              74,510               2,981,890

SUPERVALU                                                                                        148,975               2,036,488

Smithfield Foods                                                                                 46,100  (a)           1,578,925

Suiza Foods                                                                                      42,547  (a)           1,972,053

                                                                                                                      10,766,596

ENERGY--9.6%

BJ Services                                                                                      65,800  (a)           5,412,050

Grant Prideco                                                                                    91,800  (a)           1,836,000

Helmerich & Payne                                                                                37,300                1,910,879

Kinder Morgan                                                                                   107,010                6,281,487

Murphy Oil                                                                                       21,600                1,771,200

Newfield Exploration                                                                             58,650  (a)           2,111,400

NiSource                                                                                         31,000                  922,870



COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Noble Affiliates                                                                                 44,600                1,938,762

Noble Drilling                                                                                   76,500  (a)           3,710,250

Precision Drilling                                                                               51,100  (a)           2,161,019

Smith International                                                                              46,870  (a)           3,805,375

Ultramar Diamond Shamrock                                                                        73,890                3,333,178

                                                                                                                      35,194,470

HEALTH CARE--12.2%

AmeriSource Health, Cl. A                                                                        96,060  (a)           5,187,240

Andrx Group                                                                                      36,800  (a)           2,171,200

Beckman Coulter                                                                                  25,500                  906,525

Biovail                                                                                          56,600  (a)           2,223,248

Edwards Lifesciences                                                                            100,600  (a)           2,177,990

Genzyme                                                                                          55,370  (a)           6,033,669

Health Management Associates, Cl. A                                                             149,600  (a)           2,680,832

IDEC Pharmaceuticals                                                                             62,500  (a)           3,075,000

IDEXX Laboratories                                                                               77,240  (a)           2,093,976

IVAX                                                                                             80,100  (a)           3,208,005

Laboratory Corporation of America Holdings                                                       17,100  (a)           2,411,100

Lincare Holdings                                                                                 68,590  (a)           3,420,583

Orthodontic Centers of America                                                                  137,240  (a)           3,739,790

Regeneron Pharmaceuticals                                                                        38,310  (a)           1,187,993

St. Jude Medical                                                                                 31,000  (a)           1,774,750

Waters                                                                                           51,820  (a)           2,705,004

                                                                                                                      44,996,905

INTEREST SENSITIVE--16.9%

A.G. Edwards                                                                                     44,660                1,816,322

Allied Capital                                                                                   88,500                2,059,395

Ambac Financial Group                                                                            51,440                2,767,986

Arthur J. Gallagher                                                                              89,580                2,259,208

Banknorth Group                                                                                 126,170                2,496,904

Charter One Financial                                                                           106,625                3,124,113

City National                                                                                    88,500                3,420,525

Crescent Real Estate Equities                                                                    99,900                2,376,621

Dime Bancorp                                                                                     71,200                2,374,520

Equity Residential Properties Trust                                                              38,000                1,994,620

First Tennessee National                                                                         70,900                2,316,303

Golden State Bancorp                                                                             71,000                2,115,800

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

GreenPoint Financial                                                                             73,770                2,714,736

H&R Block                                                                                        59,200                3,256,000

Investment Technology Group                                                                      31,127  (a)           1,517,441

M&T Bank                                                                                         55,560                3,975,318

Mack-Cali Realty                                                                                 47,600                1,274,728

Mercantile Bankshares                                                                            77,900                2,925,145

North Fork Bancorporation                                                                        83,600                2,219,580

PartnerRe                                                                                        25,800                1,264,974

Radian Group                                                                                     65,744                5,095,160

TCF Financial                                                                                    82,800                3,148,884

Waddell & Reed Financial, Cl. A                                                                  66,895                2,034,946

Washington Federal                                                                               57,700                1,471,927

Wilmington Trust                                                                                 36,400                2,103,920

                                                                                                                      62,125,076

INTERNET--.9%

CheckFree                                                                                        30,300  (a)           1,207,152

SonicWALL                                                                                       130,960  (a)           2,303,586

                                                                                                                       3,510,738

PRODUCER GOODS & SERVICES--11.0%

American Standard                                                                                51,080  (a)           3,077,570

Arch Coal                                                                                        62,500                1,934,375

B.F. Goodrich                                                                                    50,000                1,970,000

Boise Cascade                                                                                    32,300                1,129,854

Bowater                                                                                          38,300                1,857,550

CNF                                                                                              63,830                1,957,028

CSX                                                                                              92,000                3,226,440

Cytec Industries                                                                                 63,690  (a)           2,083,300

Engelhard                                                                                        41,200                1,059,252

FMC                                                                                              28,900  (a)           2,071,841

Fluor                                                                                            58,100                3,062,451

Genuine Parts                                                                                    83,000                2,241,000

Jacobs Engineering Group                                                                         39,400  (a)           2,597,248

Lennar                                                                                           52,000                2,276,040

Lyondell Chemical                                                                               148,500                2,332,935

Sigma-Aldrich                                                                                    20,700                  953,028

Teekay Shipping                                                                                  34,500                1,750,530

Temple-Inland                                                                                    22,380                1,141,380



COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Terex                                                                                            81,100  (a)           1,589,560

Tidewater                                                                                        47,600                2,231,012

                                                                                                                      40,542,394

SERVICES--11.0%

Adelphia Communications, Cl. A                                                                   50,300  (a)           1,828,908

Affiliated Computer Services, Cl. A                                                              38,000  (a)           2,736,000

CSG Systems International                                                                        44,300  (a)           2,578,703

Convergys                                                                                        42,060  (a)           1,535,190

DST Systems                                                                                      62,480  (a)           3,069,018

E.W. Scripps, Cl. A                                                                              19,500                1,252,290

Fiserv                                                                                           40,000  (a)           2,213,600

GATX                                                                                             41,500                1,653,775

Hispanic Broadcasting                                                                            74,400  (a)           1,783,368

KPMG Consulting                                                                                  80,200                1,251,922

R.R. Donnelley & Sons                                                                            71,800                1,998,912

Reader's Digest Association, Cl. A                                                               62,000                1,714,300

Republic Services                                                                               135,100  (a)           2,431,800

Robert Half International                                                                       100,940  (a)           2,806,132

Ryder System                                                                                     53,500                1,059,835

SunGard Data Systems                                                                             68,830  (a)           3,804,234

Telephone and Data Systems                                                                       23,600                2,478,000

Viad                                                                                             69,100                1,717,826

Westwood One                                                                                     95,060  (a)           2,495,325

                                                                                                                      40,409,138

TECHNOLOGY--16.4%

Acxiom                                                                                           39,900  (a)             605,283

Avnet                                                                                           121,600                3,102,016

Black Box                                                                                        30,000  (a)           1,745,700

Cadence Design Systems                                                                          100,900  (a)           2,088,630

Diebold                                                                                          61,700                2,010,803

Intergrated Device Technology                                                                    42,700  (a)           1,672,559

International Rectifier                                                                          51,200  (a)           2,841,600

Internet Security Systems                                                                        32,200  (a)           1,606,458

Jack Henry & Associates                                                                          73,800                2,080,422

L-3 Communications Holdings                                                                      30,700  (a)           2,371,575

Lam Research                                                                                     86,900  (a)           2,572,240

Macrovision                                                                                      20,300  (a)           1,160,754

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Manhattan Associates                                                                             23,660  (a)             786,695

Microchip Technology                                                                             88,150  (a)           2,550,180

Micromuse                                                                                        38,200  (a)           1,890,900

NVIDIA                                                                                           31,700  (a)           2,640,610

National Instruments                                                                             44,600  (a)           1,561,000

Plantronics                                                                                       7,610  (a)             148,852

Polycom                                                                                          71,300  (a)           1,656,299

Powerwave Technologies                                                                          102,380  (a)           1,860,245

RSA Security                                                                                     75,950  (a)           2,430,400

Rational Software                                                                                80,480  (a)           1,948,421

SCI Systems                                                                                      58,500  (a)           1,494,675

SPX                                                                                              19,500  (a)           2,195,895

SanDisk                                                                                          28,000  (a)             752,080

Semtech                                                                                          37,460  (a)           1,077,724

Symantec                                                                                         56,300  (a)           3,648,803

Synopsys                                                                                         38,600  (a)           2,216,798

Therma-Wave                                                                                     116,200  (a)           1,967,266

TriQuint Semiconductor                                                                           61,040  (a)           1,771,991

Vignette                                                                                        379,690  (a)           2,543,923

Vishay Intertechnology                                                                           61,550  (a)           1,535,673

                                                                                                                      60,536,470

UTILITIES--7.1%

Allegheny Energy                                                                                 87,600                4,481,616

Ameren                                                                                           73,600                3,088,992

Broadwing                                                                                       106,450  (a)           2,639,960

Calpine                                                                                         172,860  (a)           9,851,291

Dynegy, Cl. A                                                                                    32,100                1,856,985

TECO Energy                                                                                     129,200                4,133,108

                                                                                                                      26,051,952
TOTAL COMMON STOCKS

   (cost $288,302,367)                                                                                               364,657,186




                                                                                               Principal
SHORT-TERM INVESTMENTS--1.3%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

  4.45%, dated 4/30/2001, due 5/1/2001
   in the amount of $4,590,567
  (fully collateralized by $4,579,000 U.S. Treasury Note,
  6.375%, 4/30/2002, value $4,682,742)

   (cost $4,590,000)                                                                          4,590,000                4,590,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $292,892,367)                                                            100.3%              369,247,186

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)              (1,086,829)

NET ASSETS                                                                                       100.0%              368,160,357

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments--Note 1(c)                                292,892,367   369,247,186


Cash                                                                     53,714

Receivable for investment securities sold                             1,195,471

Dividends and interest receivable                                       161,441

Receivable for shares of Capital Stock subscribed                       121,827

                                                                    370,779,639
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   380,380

Payable for investment securities purchased                           2,090,560

Payable for shares of Capital Stock redeemed                            148,342

                                                                      2,619,282
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      368,160,357
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     286,008,641

Accumulated investment (loss)                                         (468,309)

Accumulated net realized gain (loss) on investments                   6,265,206

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             76,354,819
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      368,160,357

NET ASSET VALUE PER SHARE



                                      Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      17,005,602           24,423,230           4,165,706           322,504,967              60,852

Shares Outstanding                     869,279            1,311,216             223,492            16,288,548               3,122
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        19.56                18.63                18.64                19.80                19.49


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,817,176

Interest                                                               269,556

TOTAL INCOME                                                         2,086,732

EXPENSES:

Management fee-Note 2(a)                                             2,390,222

Distribution and service fees-Note 2(b)                                156,651

Interest expense--Note 4                                                 5,590

Loan commitment fees-Note 4                                              2,578

TOTAL EXPENSES                                                       2,555,041

INVESTMENT (LOSS)                                                    (468,309)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 3 ($):

Net realized gain (loss) on investments                              7,646,690

Net unrealized appreciation (depreciation) on investments         (15,786,483)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,139,793)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,608,102)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (468,309)          (1,459,597)

Net realized gain (loss) on investments         7,646,690          21,482,069

Net unrealized appreciation (depreciation)
   on investments                            (15,786,483)          53,986,459

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (8,608,102)          74,008,931
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (210,523)                 --

Class B shares                                  (329,681)                 --

Class C shares                                   (54,665)                 --

Class R shares                                (5,050,340)                 --

Class T shares                                      (316)                 --

TOTAL DIVIDENDS                               (5,645,525)                 --
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  8,114,032          38,991,112

Class B shares                                  2,222,621           4,726,701

Class C shares                                    494,837           1,020,623

Class R shares                                 27,275,776          99,351,267

Class T shares                                     52,848               7,240


                                         Six Months Ended
                                          April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    193,321                 --

Class B shares                                    288,085                 --

Class C shares                                     33,523                 --

Class R shares                                  3,875,906                 --

Class T shares                                        306                 --

Cost of shares redeemed:

Class A shares                                (7,964,801)         (41,099,899)

Class B shares                                (2,057,235)          (8,461,616)

Class C shares                                  (295,340)          (1,606,075)

Class R shares                               (94,623,363)         (79,651,662)

Class T shares                                       --               (1,082)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (62,389,484)          13,276,609

TOTAL INCREASE (DECREASE) IN NET ASSETS      (76,643,111)          87,285,540
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           444,803,468          357,517,928

END OF PERIOD                                 368,160,357          444,803,468

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       434,084           2,055,425

Shares issued for dividends reinvested              9,540                 --

Shares redeemed                                 (424,623)          (2,145,979)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,001             (90,554)
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       122,365             257,844

Shares issued for dividends reinvested             14,884                 --

Shares redeemed                                 (114,675)            (458,292)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      22,574            (200,448)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        27,162              56,080

Shares issued for dividends reinvested              1,731                 --

Shares redeemed                                  (16,705)             (87,778)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,188             (31,698)
-------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,412,440           5,067,310

Shares issued for dividends reinvested            189,010                 --

Shares redeemed                               (4,949,157)          (4,113,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,347,707)             953,506
-------------------------------------------------------------------------------

CLASS T

Shares sold                                         2,727                 380

Shares issued for dividends reinvested                 15                 --

Shares redeemed                                        --                 (60)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,742                  320

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 12,131 CLASS B SHARES REPRESENTING $219,323 WERE AUTOMATICALLY CONVERTED TO 11,571 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 34,996 CLASS B SHARES REPRESENTING $632,584 WERE AUTOMATICALLY CONVERTED TO 33,617 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2001                               Year Ended October 31,
                                                                   -----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000         1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.10         16.67        15.18         18.89          15.13         13.09

Investment Operations:

Investment (loss)                                     (.04)(a)      (.12)(a)     (.04)(a)      (.02)          (.04)         (.02)

Net realized and unrealized
   gain (loss) on investments                         (.24)         3.55         1.53         (2.78)          4.52          2.48

Total from Investment Operations                      (.28)         3.43         1.49         (2.80)          4.48          2.46

Distributions:

Dividends from net realized
   gain on investments                                (.26)          --           --           (.91)          (.72)         (.42)

Net asset value, end of period                       19.56         20.10        16.67         15.18          18.89         15.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                 (1.46)(c)     20.50         9.81        (15.42)         30.73         19.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .75(c)        1.50         1.50          1.50           1.50          1.50

Ratio of investment (loss)
   to average net assets                             (.21)(c)       (.53)        (.25)         (.32)          (.35)         (.16)

Portfolio Turnover Rate                             39.22(c)       80.12        43.32         47.44          39.18         49.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      17,006        17,090       15,688        13,462          9,190         3,884

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                           April 30, 2001                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000         1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               19.22         16.06        14.75         18.51          14.95         13.05

Investment Operations:

Investment (loss)                                     (.10)(a)      (.32)(a)     (.16)(a)      (.11)          (.03)         (.07)

Net realized and unrealized
   gain (loss) on investments                         (.23)         3.48         1.47         (2.74)          4.31          2.39

Total from Investment Operations                      (.33)         3.16         1.31         (2.85)          4.28          2.32

Distributions:

Dividends from net realized
   gain on investments                                (.26)          --            --          (.91)          (.72)         (.42)

Net asset value, end of period                       18.63         19.22        16.06         14.75          18.51         14.95
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 (1.79)(c)     19.68         8.88        (16.10)         29.72         18.17
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.12(c)       2.25         2.25          2.25           2.25          2.24

Ratio of investment (loss)
   to average net assets                              (.58)(c)     (1.26)        (.99)        (1.07)         (1.02)         (.93)

Portfolio Turnover Rate                              39.22(c)      80.12        43.32         47.44          39.18         49.03
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      24,423        24,767       23,918        25,183         19,257         4,633

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                   ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)        2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               19.23        16.07         14.75         18.52          14.95         13.04

Investment Operations:

Investment income (loss)--net                         (.10)(a)     (.32)(a)      (.16)(a)      (.14)           .01          (.09)

Net realized and unrealized
   gain (loss) on investments                         (.23)        3.48          1.48         (2.72)          4.28          2.42

Total from Investment Operations                      (.33)        3.16          1.32         (2.86)          4.29          2.33

Distributions:

Dividends from net realized
   gain on investments                                (.26)         --             --          (.91)          (.72)         (.42)

Net asset value, end of period                       18.64        19.23          16.07        14.75          18.52         14.95
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 (1.79)(c)    19.66           8.88       (16.08)         29.79         18.27
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.12(c)      2.25           2.25         2.25           2.25          2.25

Ratio of investment (loss)
   to average net assets                              (.58)(c)    (1.26)          (.99)       (1.08)         (1.01)         (.93)

Portfolio Turnover Rate                              39.22(c)     80.12          43.32        47.44          39.18         49.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,166        4,064          3,906        4,323          3,647           514

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.31         16.81         15.27         18.96          15.15         13.10

Investment Operations:

Investment income (loss)--net                         (.02)(a)      (.05)(a)       .00(a,b)     (.01)           .00(b)        .01

Net realized and unrealized
   gain (loss) on investments                         (.23)         3.55          1.54         (2.77)          4.53          2.48

Total from Investment Operations                      (.25)         3.50          1.54         (2.78)          4.53          2.49

Distributions:

Dividends from investment
   income-net                                           --            --           --            --             --           (.02)

Dividends from net realized
   gain on investments                               (.26)           --            --           (.91)         (.72)          (.42)

Total Distributions                                  (.26)           --            --           (.91)         (.72)          (.44)

Net asset value, end of period                      19.80          20.31        16.81          15.27         18.96          15.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                    (1.29)(c)      20.82        10.08         (15.31)        31.04          19.43
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .62(c)        1.25          1.25           1.25          1.25          1.25

Ratio of net investment income
   (loss) to average net assets                     (.08)(c)       (.27)          --            (.07)          .02           .09

Portfolio Turnover Rate                            39.22(c)       80.12         43.32          47.44          39.18        49.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     322,505      398,876       314,005        238,953        244,292       112,209

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Six Months Ended
                                                                              April 30, 2001              Year Ended October 31
                                                                                                        -------------------------

CLASS T SHARES                                                                    (Unaudited)           2000           1999(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    20.05          16.67           16.70

Investment Operations:

Investment (loss)                                                                        (.06)(b)       (.14)(b)        (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                                            (.24)          3.52            (.01)

Total from Investment Operations                                                         (.30)          3.38            (.03)

Distributions:

Dividends from net realized gain on investments                                          (.26)            --              --

Net asset value, end of period                                                          19.49          20.05           16.67
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                    (1.56)(d)      20.28           (.18)(d)
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  .87(d)         1.75            .35(d)

Ratio of investment (loss)
   to average net assets                                                                (.31)(d)        (.82)          (.14)(d)

Portfolio Turnover Rate                                                                39.22(d)        80.12          43.32
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                      61              8             1

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to consistently exceed the total return performance of the Russell 2500(TM) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 368 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized), Class R (41 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $231 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares pay the Distributor for

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the " Service Plan" ), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $19,854, $87,830, $14,706 and $41, respectively, pursuant to their respective Plans. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $29,277, $4,902 and $41, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $149,137,253 and $205,679,809, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$76,354,819,   consisting  of  $95,287,031  gross  unrealized  appreciation  and
$18,932,212 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ending April 30, 2001, was approximately $169,600, with a related weighted average annualized interest rate of 6.65%.

                                                                  The Fund

NOTES

                        For More Information

                        Dreyfus Premier
                        Small Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                     385SA0401


Dreyfus Premier

Large Company

Stock Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Large Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Large Company Stock Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, the growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's total return was -13.29% for Class A shares; -13.59% for Class B shares; -13.59% for Class C shares; -13.17 for Class R shares; and -13.40% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was -12.06%.(2)

We attribute the fund's performance to investor concerns regarding slowing U.S. economic growth, which hurt prices for the types of large, high quality companies in which the fund invests. Economic uncertainty also caused sharp swings in investor sentiment, elevating market volatility during much of the period. Such conditions do not generally favor the fund' s disciplined, quantitative investment approach.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued, according to our criteria, but that also exhibit what we believe to be higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks he wishes to purchase, and whether he feels any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 146 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

Slowing U.S. economic performance caused a wide range of companies to post disappointing earnings during the period and to warn of additional future disappointments. Among the hardest hit were highly valued growth stocks, particularly in the technology sector, which continued to suffer sharp declines during the first two months of the reporting period. Deteriorating economic conditions also took their toll on more reasonably valued technology stocks. These included some of the fund's larger holdings, such as Sun Microsystems, Cisco Systems, Network Appliance, Corning and Oracle. Throughout the reporting period, economic conditions continued to slow, depressing prices for many of the large companies that comprise the S&P 500 Index. However, the fund's performance was enhanced by our relatively heavy exposure to a diverse group of above average performers, including Calpine, Texaco, Target and Quest Diagnostics.


What is the fund's current strategy?

As of April 30, 2001, our stock selection strategy continues to be guided by our quantitative model. While this model has historically been an effective instrument for distinguishing between attractive and unattractive stocks, its effectiveness has occasionally been undermined by high levels of market volatility. That' s because our model depends on using data from one month to identify stocks that may outperform during the next. However, we believe that the fund' s improved performance relative to the benchmark is due largely to volatility-related refinements of certain stock selections that we applied to our model during the reporting period. We continue to test new ways to increase our model's effectiveness in volatile market environments.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund
STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)




COMMON STOCKS--98.8%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--1.8%

Anheuser-Busch Cos.                                                                              41,800                1,671,582

Philip Morris Cos.                                                                               73,800                3,698,118

                                                                                                                       5,369,700
CONSUMER CYCLICAL--8.9%

Best Buy                                                                                         25,880  (a)           1,424,694

CVS                                                                                              18,900                1,114,155

Costco Wholesale                                                                                 40,700  (a)           1,421,651

Federated Department Stores                                                                      24,100  (a)           1,035,818

Harley-Davidson                                                                                  29,600                1,364,264

Home Depot                                                                                       54,100                2,548,110

Kohl's                                                                                           24,000  (a)           1,465,440

Limited                                                                                          71,400                1,208,088

Lowe's Cos.                                                                                      35,240                2,220,120

RadioShack                                                                                       26,340                  806,794

Safeway                                                                                          29,500  (a)           1,601,850

Target                                                                                           82,780                3,182,891

US Airways Group                                                                                 23,490  (a)             655,371

Wal-Mart Stores                                                                                 117,580                6,083,589

                                                                                                                      26,132,835
CONSUMER STAPLES--4.6%

Archer-Daniels-Midland                                                                           78,900                  939,699

Avon Products                                                                                    25,500                1,079,160

Coca-Cola                                                                                        52,600                2,429,594

Estee Lauder Cos.                                                                                18,300                  727,425

General Mills                                                                                    32,060                1,263,485

Heinz (H.J.)                                                                                     26,800                1,049,220

Hershey Foods                                                                                    12,700                  767,207

PepsiCo                                                                                          30,090                1,318,243

Quaker Oats                                                                                      20,350                1,973,950

Ralston Purina Group                                                                             43,660                1,326,827

Wrigley, (Wm.) Jr.                                                                               17,100                  826,101

                                                                                                                      13,700,911

ENERGY RELATED--8.4%

Anadarko Petroleum                                                                                8,800                  568,656

Apache                                                                                            9,500                  607,620

Diamond Offshore Drilling                                                                        18,100                  794,952

El Paso                                                                                          22,647                1,558,114


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Exxon Mobil                                                                                      95,900                8,496,740

Halliburton                                                                                      21,200                  916,052

Kerr-McGee                                                                                       23,320                1,670,878

Nabors Industries                                                                                12,800  (a)             763,136

Noble Drilling                                                                                   23,700  (a)           1,149,450

Royal Dutch Petroleum (New York Shares)                                                          39,760                2,366,913

Texaco                                                                                           48,300                3,491,124

USX-Marathon Group                                                                               43,900                1,403,044

Valero Energy                                                                                    19,000                  915,040

                                                                                                                      24,701,719

HEALTH CARE--12.3%

ALZA                                                                                             32,700  (a)           1,495,044

Abbott Laboratories                                                                              71,500                3,316,170

American Home Products                                                                           56,700                3,274,425

Amgen                                                                                            43,920  (a)           2,685,269

Cardinal Health                                                                                  26,600                1,792,840

Elan, ADS                                                                                        23,750  (a)           1,191,062

Genentech                                                                                        13,600  (a)             714,000

Genzyme- General Division                                                                        12,200  (a)           1,329,434

King Pharmaceuticals                                                                             22,300  (a)             939,499

Lilly (Eli) & Co.                                                                                32,661                2,776,185

Medtronic                                                                                        49,820                2,221,972

Pfizer                                                                                          193,885                8,395,221

Pharmacia                                                                                        50,300                2,628,678

Quest Diagnostics                                                                                15,700  (a)           1,934,240

Schering-Plough                                                                                  37,330                1,438,698

                                                                                                                      36,132,737
INTEREST SENSITIVE--22.0%

ACE                                                                                              26,390                  942,123

Allstate                                                                                         30,282                1,264,273

Ambac Financial Group                                                                            20,415                1,098,531

American General                                                                                 38,880                1,695,557

Bank of America                                                                                  67,600                3,785,600

CIGNA                                                                                            18,370                1,960,079

Citigroup                                                                                       139,813                6,871,809

Fannie Mae                                                                                       35,570                2,854,848

First Data                                                                                       23,800                1,605,072

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

FleetBoston Financial                                                                            78,100                2,996,697

General Electric                                                                                284,150               13,789,800

Hartford Financial Services Group                                                                36,300                2,254,230

J.P. Morgan Chase & Co.                                                                          62,305                2,989,394

Lehman Brothers Holdings                                                                         19,960                1,452,090

MBNA                                                                                             78,720                2,806,368

MGIC Investment                                                                                  15,200                  987,848

Merrill Lynch                                                                                    44,260                2,730,842

PNC Financial Services Group                                                                     22,780                1,482,295

Providian Financial                                                                              46,100                2,457,130

St. Paul Cos.                                                                                    23,300                1,050,830

U.S. Bancorp                                                                                     86,040                1,822,327

UnitedHealth Group                                                                               18,560                1,215,309

Washington Mutual                                                                                24,800                1,238,264

Wells Fargo                                                                                      70,990                3,334,400

                                                                                                                      64,685,716

INTERNET RELATED--2.1%

AOL Time Warner                                                                                 120,395  (a)           6,079,947

PRODUCER GOODS--7.9%

Alcoa                                                                                            33,760                1,397,664

Boeing                                                                                           16,800                1,038,240

Canadian National Railway                                                                        18,480                  731,623

Canadian Pacific                                                                                 14,800                  579,716

Caterpillar                                                                                      18,800                  943,760

Eastman Chemical                                                                                 21,700                1,155,308

General Dynamics                                                                                  8,900                  686,012

International Paper                                                                              29,100                1,140,138

Lockheed Martin                                                                                  22,700                  798,132

Minnesota Mining & Manufacturing                                                                 19,830                2,359,968

Praxair                                                                                          30,900                1,462,497

Temple-Inland                                                                                    12,500                  637,500

Tidewater                                                                                        20,300                  951,461

Tyco International                                                                               97,160                5,185,429

United Parcel Service, Cl. B                                                                     19,200                1,103,040

United Technologies                                                                              27,290                2,130,803

Westvaco                                                                                         33,900                  894,282

                                                                                                                      23,195,573


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES--4.5%

AT&T Wireless Group                                                                              34,400  (a)             691,440

Automatic Data Processing                                                                        30,000                1,627,500

Clear Channel Communications                                                                     27,158  (a)           1,515,416

Disney (Walt)                                                                                    78,100                2,362,525

Gannett                                                                                          21,900                1,413,645

Omnicom Group                                                                                    19,130                1,680,571

Viacom, Cl. B                                                                                    49,530  (a)           2,578,532

VoiceStream Wireless                                                                              6,044  (a)             634,620

Western Wireless, Cl. A                                                                          18,000  (a)             801,540

                                                                                                                      13,305,789

TECHNOLOGY--18.2%

Agere Systems, Cl. A                                                                             67,000                  469,000

Altera                                                                                           44,100  (a)           1,115,289

Amdocs                                                                                           16,300  (a)             960,070

Analog Devices                                                                                   24,900  (a)           1,178,019

CIENA                                                                                             7,600  (a)             418,456

Cisco Systems                                                                                   218,000  (a)           3,701,640

Comverse Technology                                                                              10,200  (a)             698,700

Corning                                                                                          41,970                  922,081

Danaher                                                                                          12,300                  688,923

Dell Computer                                                                                    76,860  (a)           2,020,649

EMC                                                                                              40,240  (a)           1,593,504

Harris                                                                                           36,400                1,046,500

Hewlett-Packard                                                                                  36,800                1,046,224

Intel                                                                                           151,800                4,692,138

International Business Machines                                                                  50,590                5,824,933

Juniper Networks                                                                                  3,500  (a)             206,605

Linear Technology                                                                                29,500                1,417,180

Maxim Integrated Products                                                                        24,720  (a)           1,263,192

Microsoft                                                                                       133,650  (a)           9,054,788

Network Appliance                                                                                18,400  (a)             418,604

Nokia, ADS                                                                                       27,180                  929,284

Oracle                                                                                          193,760  (a)           3,131,162

QUALCOMM                                                                                         25,500  (a)           1,462,680

Sanmina                                                                                          31,700  (a)             924,055

Siebel Systems                                                                                   25,500  (a)           1,162,290

Solectron                                                                                        43,400  (a)           1,104,530

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sun Microsystems                                                                                115,620  (a)           1,979,414

Tech Data                                                                                        18,000  (a)             627,480

Tellabs                                                                                          22,290  (a)             782,602

Texas Instruments                                                                                63,300                2,449,710

Unisys                                                                                           34,800  (a)             418,992

                                                                                                                      53,708,694

UTILITIES--8.1%

Calpine                                                                                          45,900  (a)           2,615,841

Exelon                                                                                           32,700                2,257,935

GPU                                                                                              35,230                1,173,511

Public Service Enterprise Group                                                                  21,630                1,004,497

Qwest Communications International                                                               71,081  (a)           2,907,213

Reliant Energy                                                                                   40,600                2,011,730

SBC Communications                                                                              124,445                5,133,356

Sprint (FON Group)                                                                               66,800                1,428,184

Verizon Communications                                                                           59,200                3,260,144

WorldCom                                                                                        107,955  (a)           1,970,179
                                                                                                                      23,762,590
TOTAL COMMON STOCKS

   (cost $272,823,396)                                                                                               290,776,211
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--1.1%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party Repurchase

  Agreement, 4.45% dated 4/30/2001,

  due 5/1/2001 in the amount of

  $3,245,401 (fully collateralized

  by $3,001,000 U.S. Treasury Bonds,

  6.625%, 2/15/2027, value $3,310,793)

   (cost $3,245,000)                                                                          3,245,000                3,245,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $276,068,396)                                                             99.9%              294,021,211

CASH AND RECEIVABLES (NET)                                                                          .1%                  256,349

NET ASSETS                                                                                       100.0%              294,277,560

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             276,068,396  294,021,211

Cash                                                                    249,785

Receivable for shares of Capital Stock subscribed                       563,740

Dividends and interest receivable                                       140,058

                                                                    294,974,794
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates-Note 2                    330,731

Payable for shares of Capital Stock redeemed                            366,503

                                                                        697,234
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      294,277,560
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     292,639,180

Accumulated investment (loss)                                         (473,078)

Accumulated net realized gain (loss) on investments                (15,841,357)

Accumulated net unrealized appreciation (depreciation)
  on investments-Note 3                                              17,952,815
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      294,277,560

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      148,604,007            93,567,374           28,614,630           22,049,147            1,442,402

Shares Outstanding                    6,695,686             4,303,485            1,315,698              989,616               65,270
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          22.19                21.74                 21.75                22.28                22.10


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,491 foreign taxes withheld at source)      1,481,648

Interest                                                               128,899

TOTAL INCOME                                                         1,610,547

EXPENSES:

Management fee-Note 2(a)                                             1,297,875

Distribution and service fees-Note 2(b)                                784,443

Loan commitment fees-Note 4                                              1,307

TOTAL EXPENSES                                                       2,083,625

INVESTMENT (LOSS)                                                    (473,078)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 3 ($):

Net realized gain (loss) on investments                           (13,155,279)

Net unrealized appreciation (depreciation) on investments         (25,507,235)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (38,662,514)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (39,135,592)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (473,078)            (965,747)

Net realized gain (loss) on investments      (13,155,279)          (2,122,199)

Net unrealized appreciation (depreciation)
   on investments                            (25,507,235)          13,391,931

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (39,135,592)          10,303,985
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                       --              (22,246)

Class B shares                                       --              (24,471)

Class C shares                                       --               (9,708)

Class R shares                                       --              (12,878)

Class T shares                                       --                  (25)

TOTAL DIVIDENDS                                      --              (69,328)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                116,351,411         37,610,957

Class B shares                                 15,891,578         51,546,867

Class C shares                                  5,556,002         11,835,114

Class R shares                                    215,802            583,594

Class T shares                                    395,966          1,294,736

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                       --               19,447

Class B shares                                       --               19,815

Class C shares                                       --                7,072

Class R shares                                       --               10,968

Class T shares                                       --                   25

Cost of shares redeemed:

Class A shares                               (21,985,091)         (22,026,449)

Class B shares                                (7,218,958)         (11,046,332)

Class C shares                                (2,850,709)          (6,252,326)

Class R shares                                (2,907,511)          (5,802,407)

Class T shares                                   (67,264)             (10,910)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                103,381,226           57,790,171

TOTAL INCREASE (DECREASE) IN NET ASSETS       64,245,634           68,024,828
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           230,031,926         162,007,098

END OF PERIOD                                 294,277,560         230,031,926

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                          April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                     4,880,781           1,474,815

Shares issued for dividends reinvested               --                  771

Shares redeemed                                 (964,996)            (862,235)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,915,785             613,351
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       703,239           2,039,092

Shares issued for dividends reinvested                 --                 793

Shares redeemed                                 (329,621)            (438,085)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     373,618           1,601,800
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       244,572             466,874

Shares issued for dividends reinvested                 --                 283

Shares redeemed                                 (129,300)            (245,642)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     115,272             221,515
-------------------------------------------------------------------------------

CLASS R

Shares sold                                         9,607              22,675

Shares issued for dividends reinvested                 --                 434

Shares redeemed                                 (130,409)            (226,925)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (120,802)            (203,816)
-------------------------------------------------------------------------------

CLASS T

Shares sold                                        16,858              50,040

Shares issued for dividends reinvested                 --                   1

Shares redeemed                                   (2,945)                (372)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      13,913              49,669

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 3,023 CLASS B SHARES REPRESENTING $68,778 WERE AUTOMATICALLY CONVERTED TO 2,968 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 24,775 CLASS B SHARES REPRESENTING $616,115 WERE AUTOMATICALLY CONVERTED TO 24,460 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2001                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999       1998(a)           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               25.59         23.97         20.45         18.23          14.49         12.00

Investment Operations:

Investment income (loss)-net                      .00(b,c)      (.03)(b)        .03(b)           .07            .20          .27

Net realized and unrealized
   gain (loss) on investments                       (3.40)          1.66         4.68           3.39           4.26          2.54

Total from Investment Operations                    (3.40)          1.63         4.71           3.46           4.46          2.81

Distributions:

Dividends from investment
   income-net                                           --             --       (.04)           (.15)         (.20)         (.20)

Dividends from net realized
   gain on investments                                  --          (.01)      (1.15)          (1.09)         (.52)         (.12)

Total Distributions                                     --          (.01)      (1.19)          (1.24)         (.72)         (.32)

Net asset value, end of period                       22.19         25.59       23.97           20.45          18.23         14.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              (13.29)(d,e)       6.80(d)      23.86(d)       19.85(d)         32.01         23.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .57(e)          1.15        1.15           1.15           1.15          1.15

Ratio of net investment income
   (loss) to average net assets                   (.02)(e)         (.11)         .13            .52           1.23          1.81

Portfolio Turnover Rate                           23.27(e)         43.98       49.42          81.27          37.17         44.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     148,604        71,133      51,926          25,421         6,456         4,599

(A)  EFFECTIVE  JANUARY 16, 1998,  INVESTOR SHARES WERE  REDESIGNATED AS CLASS A
     SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Six Months Ended
                                                              April 30, 2001                    Year Ended October 31,
                                                                                      -------------------------------------------

CLASS B SHARES                                                    (Unaudited)         2000             1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   25.16         23.75            20.38            17.93

Investment Operations:

Investment (loss)                                                   (.09)(b)      (.22)(b)         (.14)(b)            (.02)

Net realized and unrealized
   gain (loss) on investments                                         (3.33)          1.64             4.66            2.48

Total from Investment Operations                                      (3.42)          1.42             4.52            2.46

Distributions:

Dividends from investment income-net                                      --            --               --            (.01)

Dividends from net realized gain on investments                           --          (.01)          (1.15)               --

Total Distributions                                                       --          (.01)          (1.15)            (.01)

Net asset value, end of period                                         21.74         25.16           23.75            20.38
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                              (13.59)(d)          5.98           22.91           13.76(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .94(d)          1.90            1.90            1.51(d)

Ratio of net investment (loss)
   to average net assets                                            (.39)(d)         (.87)            (.63)         (.24)(d)

Portfolio Turnover Rate                                             23.27(d)         43.98           49.42            81.27
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 93,567        98,884          55,289           14,410

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2001                     Year Ended October 31,
                                                                                      -------------------------------------------

CLASS C SHARES                                                    (Unaudited)         2000             1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   25.17         23.75            20.38            17.93

Investment Operations:

Investment (loss)                                                   (.09)(b)      (.22)(b)         (.15)(b)            (.02)

Net realized and unrealized
   gain (loss) on investments                                         (3.33)          1.65             4.67            2.48

Total from Investment Operations                                      (3.42)          1.43             4.52            2.46

Distributions:

Dividends from investment income-net                                      --            --              --            (.01)

Dividends from net realized gain on investments                           --          (.01)          (1.15)             --

Total Distributions                                                       --          (.01)          (1.15)            (.01)

Net asset value, end of period                                         21.75         25.17           23.75            20.38
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                              (13.59)(d)          6.02           22.97          13.70(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .94(d)          1.90            1.90           1.51(d)

Ratio of net investment (loss)
   to average net assets                                            (.39)(d)         (.86)            (.64)         (.24)(d)

Portfolio Turnover Rate                                             23.27(d)         43.98           49.42           81.27
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 28,615        30,213          23,249           3,154

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended
                                            April 30, 2001                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2000          1999       1998(a)           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               25.66         23.97         20.44         18.23          14.49         12.00

Investment Operations:

Investment income--net                              .03(b)        .04(b)        .09(b)           .17            .23           .21

Net realized and unrealized
   gain (loss) on investments                       (3.41)          1.66         4.67           3.33           4.27          2.63

Total from Investment Operations                    (3.38)          1.70         4.76           3.50           4.50          2.84

Distributions:

Dividends from investment
   income-net                                           --           --          (.08)         (.20)         (.24)         (.23)

Dividends from net realized
   gain on investments                                  --         (.01)        (1.15)         (1.09)         (.52)         (.12)

Total Distributions                                     --         (.01)        (1.23)         (1.29)         (.76)         (.35)

Net asset value, end of period                       22.28        25.66         23.97          20.44          18.23         14.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (13.17)(c)         7.10         24.16          20.10          32.25         24.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .45(c)           .90          .90            .90            .90           .90

Ratio of net investment income
   to average net assets                            .11(c)           .16          .40            .85           1.46          2.06

Portfolio Turnover Rate                           23.27(c)         43.98        49.42          81.27          37.17         44.33
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                                      22,049        28,492       31,503         29,933         28,224        13,387

(A)  EFFECTIVE JANUARY 16, 1998,  RESTRICTED SHARES WERE REDESIGNATED AS CLASS R
     SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended
                                                                              April 30, 2001           Year Ended October 31
                                                                                                        ---------------------

CLASS T SHARES                                                                    (Unaudited)           2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    25.51          23.96         23.57

Investment Operations:

Investment (loss)                                                                    (.03)(b)        (.13)(b)         (.01)(b)

Net realized and unrealized
   gain (loss) on investments                                                          (3.38)          1.69            .40

Total from Investment Operations                                                       (3.41)          1.56            .39

Distributions:

Dividends from net realized gain on investments                                            --          (.01)            --

Net asset value, end of period                                                          22.10         25.51          23.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                               (13.40)(d)          6.55          1.66(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .69(d)          1.40           .30(d)

Ratio of net investment (loss)
   to average net assets                                                             (.14)(d)         (.49)         (.11)(d)

Portfolio Turnover Rate                                                              23.27(d)         43.98           49.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   1,442         1,310              40

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,016,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $214 during the period ended April 30, 2001 from commissions earned on sales of the fund shares.


(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $178,019, $346,632, $105,597 and $1,726, respectively, pursuant to their respective Plans. Class B, Class C and Class T shares were charged $115,544, $35,199 and $1,726, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $167,216,539 and $65,776,951, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2001, accumulated net unrealized appreciation on investments was
$17,952,815,   consisting  of  $37,604,100  gross  unrealized  appreciation  and
$19,651,285 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.


Notes

                        For More Information

                        Dreyfus Premier
                        Large Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  318SA0401



Dreyfus Premier

Limited Term

Income Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Limited Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier
Limited Term Income Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

High quality bonds generally provided attractive returns over the six-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds, such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these same conditions hurt the performance of many credit-sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, Dreyfus Premier Limited Term Income Fund provided a total return of 6.02% for Class A shares, 5.75% for Class B shares, 5.78% for Class C shares and 6.15% for Class R shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), produced a total return of 6.22% for the same period.(2)

We attribute the fund's positive performance to our security selection strategy, which led us to emphasize U.S. Government agency bonds and U.S. Treasury securities, two areas of the bond market that produced among the highest returns during the period. We also emphasized corporate securities, but we were careful to select only those securities with the highest credit quality, a move that further benefited the fund's performance.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Liquidity is measured by how quickly assets can be converted to cash. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities, which, on average, will not exceed 10 years. Maturity refers to the length of time between the date on which a

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bond is issued and the date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields, but also fluctuate more in price than their short-term counterparts.

What other factors influenced the fund's performance?

When the reporting period began in November, the U.S. economy was in the midst of a dramatic slowdown. Most economic indicators deteriorated during the period, with the exception of housing sales, auto sales, and most notably, consumer spending. Oil prices also rose dramatically and power shortages, particularly in California, created huge increases in electricity costs, further impeding economic growth.

In December, we believed that interest rates were going to trend lower based on the lackluster economic backdrop. In response, during the reporting period we extended the fund's average duration -- a measure of sensitivity to changing interest rates -- to approximately 4.6 years, a full quarter of a year longer than the duration of the Index. This positioning was designed to lock in yields for a relatively longer period while interest rates declined. As we had anticipated, the Federal Reserve Board reduced short-term interest rates during the first quarter of 2001, initiating four separate rate cuts for a total reduction of two percent.

We also placed greater emphasis on government securities than the Index, including U.S. Government agency securities and U.S. Treasuries. We believed that investors would flock to the safe haven and competitive yields provided by government securities to avoid the more volatile stock market. That decision proved beneficial when U.S. Government agency securities provided some of the highest returns of all the segments of the bond market.

On the other hand, a wave of credit downgrades by the major independent credit rating agencies caused weakness in the market' s corporate sector. These downgrades caused concerns and prompted us to scrutinize our corporate holdings even more closely than usual. While this fund has a very high credit profile, our concerns were validated when several well-known companies -- some of which, on a ratings basis, would have been investment candidates for the fund only a few months before -- suffered as their credit ratings were downgraded. However, by focusing the fund's corporate investments in only those securities with the highest credit quality, we were able to avoid the brunt of that sector's weakness.

What is the fund's current strategy?

As of April 30, 2001, the largest portion of the fund's assets was invested in mortgage-backed securities, followed by corporate securities, U.S. Government agency bonds and U.S. Treasuries. The exposure to mortgage-backed securities represents a reduction from the beginning of the reporting period, when we instead chose to increase the fund's exposure to agencies. In addition, the fund currently has a larger exposure to agencies and mortgage-backed securities than the Index. We plan to maintain our current asset allocation, as well as the fund's bias toward higher credit quality securities, until we feel that market conditions lead us to adjust the portfolio accordingly.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)


                                                                                               Principal
BONDS AND NOTES--95.1%                                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE AND AVIATION--.2%

Delta Airlines Pass-Through Trust,

   Ser. 2000-1, Cl. A-2, 7.57%, 2010                                                            100,000                  104,749

ASSET-BACKED CTFS.--3.9%

American Express Credit Account Master Trust,

   Ser. 1997-1, Cl. A, 6.4%, 2005                                                             1,000,000                1,024,207

Detroit Edison Securitization Funding,

   Ser. 2000-1, Cl. A-2, 5.51%, 2007                                                            100,000                  100,040

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A-2, 5.63%, 2005                                                            500,000                  504,406

WFS Financial Owner Trust,

   Ser. 1999-B, Cl. A-3, 6.32%, 2003                                                            174,947                  177,164

                                                                                                                       1,805,817

BANKING--5.4%

Bank of Boston,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  768,113

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         435,000                  420,598

Capital One Bank,

   Sr. Notes, 6.875%, 2006                                                                      300,000                  292,172

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       250,000                  261,566

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        250,000                  250,500

Wells Fargo,

   Notes, 6.625%, 2004                                                                          500,000                  515,602

                                                                                                                       2,508,551

CHEMICALS--1.0%

Pharmacia,

   Deb., 6.6%, 2028                                                                             500,000                  476,460

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.8%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A-1, 6.8%, 2008                                                           256,896                  265,520

DLJ Commercial Mortgage,

   Ser. 1999-CG3, Cl. A1-A, 7.12%, 2009                                                         256,675                  268,665

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. A-2, 7.37%, 2010                                                          290,000                  305,199

                                                                                                                         839,384

DRUGS AND PHARMACEUTICALS--3.0%

Lilly (Eli),

   Notes, 7.125%, 2025                                                                          200,000                  204,855



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

DRUGS AND PHARMACEUTICALS (CONTINUED)

Merck,

   Deb., 6.3%, 2026                                                                             300,000                  287,472

Pfizer,

   Notes, 5.625%, 2006                                                                          500,000                  504,414

Zeneca Wilmington,

   Deb., 7%, 2023                                                                               400,000                  389,809

                                                                                                                       1,386,550

FINANCIAL SERVICES--6.5%

Boeing Capital,

   Sr. Notes, 6.1%, 2011                                                                        375,000                  367,870

Citigroup,

   Sub. Notes, 7.25%, 2010                                                                      500,000                  520,468

Ford Motor Credit,

   Notes, 8%, 2002                                                                              500,000                  516,773

GMAC,

   Deb., 6.125%, 2008                                                                           500,000                  478,733

Household Finance,

   Sr. Sub. Notes, 5.875%, 2009                                                                 500,000                  472,050

Merrill Lynch,

   Notes, 6%, 2009                                                                              250,000                  239,933

Morgan Stanley Dean Witter,

   Sr. Notes, 7.125%, 2003                                                                      300,000                  310,067

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                            100,000  (a)             105,272

                                                                                                                       3,011,166

FOOD AND BEVERAGES--1.1%

Coca-Cola Enterprises,

   Notes, 7.125%, 2009                                                                          260,000                  272,521

Kellogg's:

   Notes, 5.5%, 2003                                                                            200,000  (a)             200,562

   Notes, 6.6%, 2011                                                                             50,000  (a)              49,232

                                                                                                                         522,315

FOREIGN--4.3%

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       500,000                  489,132

Hydro-Quebec,

   Deb., 8.4%, 2022                                                                             201,000                  232,096

Italy Government Bonds,

   Bonds, 5.25%, 2004                                                                           100,000                  100,670

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Province of Saskatchewan, C.D.A.,

   Notes, 6.625%, 2003                                                                          250,000                  235,309

Santander Financial Issuances,

   Sub. Notes, 6.375%, 2011                                                                     500,000                  514,310

Swiss Bank,

   Sub. Deb., 7%, 2015                                                                          200,000                  202,744

Vodafone Group,

   Notes, 7.625%, 2005                                                                          200,000                  210,572

                                                                                                                       1,984,833

INDUSTRIAL--.5%

USX,

   Deb., 9.125%, 2013                                                                           200,000                  233,843

INSURANCE--.3%

GE Global Insurance Holding,

   Notes, 6.45%, 2019                                                                           150,000                 141,517

MEDICAL--.6%

Baxter International,

   Deb., 6.625%, 2028                                                                           200,000                  182,718

Johnson & Johnson,

   Deb., 6.95%, 2029                                                                            100,000                  102,794

                                                                                                                         285,512

OIL AND GAS--1.5%

Anadarko Finance,

   Notes, 6.75%, 2011                                                                           200,000  (a)             200,052

Atlantic Richfield,

   Notes, 5.55%, 2003                                                                           500,000                  507,109

                                                                                                                         707,161

TECHNOLOGY--.2%

IBM,

   Deb., 7%, 2025                                                                               100,000                   97,452

TELEPHONE AND TELEGRAPH--.9%

Bell Atlantic Pennsylvania,

   Deb., 6%, 2028                                                                               500,000                  414,939

TRANSPORTATION--1.0%

Burlington Northern Santa Fe,

   Deb., 7.5%, 2023                                                                             500,000                  448,388

UTILITIES--4.5%

Dominion Resources,

   Notes, 6%, 2003                                                                              300,000                  301,966



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

National Rural Utilities,

   Collateral Trust, 5.5%, 2005                                                                 500,000                  492,513

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  315,556

PP&L Resources,

   First Mortgage Bonds, 6.125%, 2001                                                         1,000,000  (b)           1,000,488

                                                                                                                       2,110,523

U.S. GOVERNMENTS--9.5%

U.S. Treasury Bonds:

   6.25%, 8/15/2023                                                                             930,000                  967,014

   8.125%, 8/15/2019                                                                            600,000                  749,316

   8.5%, 2/15/2020                                                                              250,000                  323,460

   8.875%, 2/15/2019                                                                            500,000                  664,490

   11.25%, 2/15/2015                                                                            250,000                  380,938

   12%, 8/15/2013                                                                               200,000                  279,358

   12.375%, 5/15/2004                                                                           400,000                  485,640

U.S. Treasury Notes:

   6%, 8/15/2004                                                                                250,000                  259,837

   6.5%, 10/15/2006                                                                             275,000                  293,991

                                                                                                                       4,404,044

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--48.9%

Federal Home Loan Banks:

   Bonds, 6%, 2002                                                                            1,000,000                1,019,630

   Notes, 5.8%, 2008                                                                          1,000,000                  995,843

Federal Home Loan Mortgage Corp.:

   6%, 6/1/2012-5/1/2029                                                                      1,004,863                  984,774

   6.5%, 3/1/2011-9/1/2029                                                                    2,402,274                2,402,963

   7%                                                                                           230,000  (c)             232,084

   7%, 3/1/2012-9/1/2030                                                                      1,262,396                1,280,492

   7.5%, 12/1/2025-4/1/2030                                                                     647,332                  662,670

   8%, 10/1/2019-10/1/2030                                                                      343,732                  357,488

   8.5%, 7/1/2030                                                                                72,671                   76,327

   9%, 8/1/2030                                                                                  59,676                   62,585

Federal National Mortgage Association:

   Notes, 5.25%, 2009                                                                           200,000                  192,540

   Notes, 6%, 2005                                                                              300,000                  307,493

   Notes, 6.25%, 2011                                                                           500,000                  496,627

   Notes, 6.5%, 2004                                                                            500,000                  520,704

   Notes, 6.625%, 2010                                                                          200,000                  208,331

   Notes, 7%, 2005                                                                              500,000                  531,134

   Notes, 7.125%, 2005                                                                          700,000                  755,849

   5.5%, 12/1/2013-2/1/2014                                                                     200,144                  195,326

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):
   6%                                                                                           530,000  (c)             517,723

   6%, 9/1/2013-8/1/2029                                                                        920,489                  900,562

   6.5%                                                                                         600,000  (c)             595,621

   6.5%, 7/1/2028-8/1/2029                                                                    1,341,345                1,330,741

   7%                                                                                           350,000  (c)             352,951

   7%, 7/1/2015-1/1/2030                                                                      1,408,712                1,425,158

   7.5%, 3/1/2012-3/1/2031                                                                    1,556,935                1,594,924

   8%, 5/1/2013-8/1/2030                                                                        482,231                  500,320

   8.5%, 5/1/2030                                                                                93,680                   98,305

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                244,532                  237,959

   6.5%, 9/15/2008-6/15/2029                                                                    833,520                  828,590

   7%                                                                                           230,000  (c)             232,514

   7%, 8/15/2025-9/15/2030                                                                      808,598                  818,689

   7.5%, 12/15/2026-11/15/2030                                                                  861,987                  883,254

   8%, 1/15/2030-10/15/2030                                                                     686,364                  710,168

   8.5%                                                                                         100,000  (c)             104,281

   8.5%, 4/15/2025                                                                              113,339                  118,581

   9%, 10/15/2027                                                                               103,095                  108,668

   9.5%, 2/15/2025                                                                               99,844                  109,454

                                                                                                                      22,751,323

TOTAL BONDS AND NOTES

   (cost $43,757,030)                                                                                                 44,234,527
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--10.0%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 4.45%, dated 4/30/2001,

  due 5/1/2001 in the amount of $4,662,156 (fully

  collateralized by $4,654,000 U.S. Treasury Notes,

  6.375% due 4/30/2002 value $4,758,067)

   (cost $4,661,580)                                                                          4,661,580                4,661,580
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $48,418,610)                                                             105.1%               48,896,107

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.1%)              (2,393,352)

NET ASSETS                                                                                       100.0%               46,502,755



(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2001, THESE SECURITIES AMOUNTED TO $555,118 OR 1.2% OF NET ASSETS.

(B) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2006.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                           Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including repurchase agreements
of $4,661,580)--Note 1(c)                                 48,418,610  48,896,107

Cash                                                                     365,497

Interest receivable                                                      532,102

                                                                      49,793,706
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    33,321

Payable for investment securities purchased                           3,169,115

Payable for shares of Capital Stock redeemed                             88,515

                                                                      3,290,951
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,502,755
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      47,816,451

Accumulated net realized gain (loss) on investments                 (1,791,193)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                477,497
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,502,755

NET ASSET VALUE PER SHARE



                                                       Class A              Class B             Class C                Class R
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       8,292,016            11,690,288           2,431,012             24,089,439

Shares outstanding                                     755,943             1,062,125             223,946              2,196,185
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            10.97                11.01                10.86                 10.97


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,689,626

EXPENSES:

Management fee--Note 2(a)                                              155,688

Distribution and service fees--Note 2(b)                                55,678

Loan commitment fees--Note 4                                               334

TOTAL EXPENSES                                                         211,700

INVESTMENT INCOME--NET                                               1,477,926
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                604,516

Net unrealized appreciation (depreciation) on investments            1,093,282

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,697,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,175,724

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,477,926           3,441,852

Net realized gain (loss) on investments           604,516            (648,029)

Net unrealized appreciation (depreciation)
   on investments                               1,093,282             726,998

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,175,724           3,520,821
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (198,355)            (313,427)

Class B shares                                  (265,664)            (521,647)

Class C shares                                   (53,972)             (91,931)

Class R shares                                  (959,935)          (2,514,734)

TOTAL DIVIDENDS                               (1,477,926)          (3,441,739)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,946,006          12,369,351

Class B shares                                  4,297,738           6,754,147

Class C shares                                  1,880,020           2,117,728

Class R shares                                  1,096,435          11,358,364

Dividends reinvested:

Class A shares                                    156,499             244,852

Class B shares                                    116,525             216,332

Class C shares                                     40,533              69,937

Class R shares                                    436,936           1,351,255

Cost of shares redeemed:

Class A shares                                (1,653,458)         (11,018,913)

Class B shares                                (2,824,762)          (7,230,150)

Class C shares                                (1,703,188)          (1,848,564)

Class R shares                               (19,101,899)          (9,463,852)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (14,312,615)           4,920,487

TOTAL INCREASE (DECREASE) IN NET ASSETS      (12,614,817)           4,999,569
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            59,117,572           54,118,003

END OF PERIOD                                  46,502,755           59,117,572

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       267,673           1,180,160

Shares issued for dividends reinvested             14,261              23,337

Shares redeemed                                  (151,537)         (1,053,589)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     130,397             149,908
-------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       390,467             641,343

Shares issued for dividends reinvested             10,574              20,560

Shares redeemed                                  (257,843)           (687,798)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     143,198             (25,895)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       172,706             202,745

Shares issued for dividends reinvested              3,731               6,739

Shares redeemed                                  (157,214)           (177,350)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,223              32,134
-------------------------------------------------------------------------------

CLASS R

Shares sold                                        99,333           1,072,880

Shares issued for dividends reinvested             39,867             128,995

Shares redeemed                                (1,748,172)           (904,624)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,608,972)            297,251

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 12,668 CLASS B SHARES REPRESENTING $140,347 WERE AUTOMATICALLY CONVERTED TO 12,712 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 38,470 CLASS B SHARES REPRESENTING $372,990 WERE AUTOMATICALLY CONVERTED TO 38,504 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2001                                    Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.64         10.60         11.31         10.96          10.78         10.84

Investment Operations:

Investment income--net                                 .31           .62           .57           .58            .62           .58

Net realized and unrealized
   gain (loss) on investments                          .33           .04          (.71)          .35            .19          (.07)

Total from Investment Operations                       .64           .66          (.14)          .93            .81           .51

Distributions:

Dividends from investment
   income-net                                         (.31)         (.62)         (.57)         (.58)          (.63)         (.57)

Net asset value, end of period                       10.97         10.64         10.60         11.31          10.96         10.78
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( A)                                 12.14(b)       6.43         (1.26)         8.73           7.80          4.85
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .85(b)        .85           .85          .85            .85           .85

Ratio of net investment income
   to average net assets                              5.62(b)       5.87          5.22         5.20           5.80          5.38

Portfolio Turnover Rate                              29.89(c)      72.30        161.28       149.08         129.94        153.63
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       8,292         6,657         5,044        5,349          1,169         1,001

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.68         10.64         11.35         11.00          10.78         10.84

Investment Operations:

Investment income--net                                 .28           .57           .52           .52            .56           .52

Net realized and unrealized
   gain (loss) on investments                          .33           .04          (.71)          .35            .23          (.07)

Total from Investment Operations                       .61           .61          (.19)          .87            .79           .45

Distributions:

Dividends from investment
   income-net                                         (.28)         (.57)         (.52)         (.52)          (.57)         (.51)

Net asset value, end of period                       11.01         10.68         10.64         11.35          11.00         10.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( A)                                 11.60(b)       5.90         (1.73)         8.14           7.56          4.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.35(b)       1.35          1.35          1.35           1.35          1.35

Ratio of net investment income
   to average net assets                              5.14(b)       5.37          4.72          4.49           5.06          4.86

Portfolio Turnover Rate                              29.89(c)      72.30        161.28        149.08         129.94        153.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      11,690         9,813        10,056         5,391            542           143

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended
                                            April 30, 2001                                     Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.53         10.50         11.20         10.84          10.73         10.84

Investment Operations:

Investment income (loss)-net                           .28           .56           .51           .52          (1.98)         3.05

Net realized and unrealized
   gain (loss) on investments                          .33           .03          (.70)          .35           2.65         (2.65)

Total from Investment Operations                       .61           .59          (.19)          .87            .67           .40

Distributions:

Dividends from investment
   income-net                                         (.28)         (.56)         (.51)         (.51)          (.56)         (.51)

Net asset value, end of period                       10.86         10.53         10.50         11.20          10.84         10.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 11.66(b)       5.80         (1.74)         8.25           6.49          3.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.35(b)       1.35          1.35          1.35           1.35          1.41

Ratio of net investment income
   to average net assets                              5.02(b)       5.34          4.72          4.61           4.98          5.50

Portfolio Turnover Rate                              29.89(c)      72.30        161.28        149.08         129.94        153.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       2,431         2,156         1,812         1,076            349            --

(A) EXCUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.64         10.61         11.31         10.96          10.78         10.84

Investment Operations:

Investment income--net                                 .32           .64           .60           .61            .65           .60

Net realized and unrealized
   gain (loss) on investments                          .33           .03          (.70)          .35            .19          (.06)

Total from Investment Operations                       .65           .67          (.10)          .96            .84           .54

Distributions:

Dividends from investment
   income-net                                         (.32)         (.64)         (.60)         (.61)          (.66)         (.60)

Net asset value, end of period                       10.97         10.64         10.61         11.31          10.96         10.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     12.40(a)       6.59          (.91)         9.02           8.09          5.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .60(a)        .60           .60           .60            .60           .60

Ratio of net investment income
   to average net assets                              5.94(a)       6.12          5.47          5.51           6.06          5.62

Portfolio Turnover Rate                              29.89(b)      72.30        161.28        149.08         129.94        153.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      24,089        40,492        37,207        41,988         47,532        49,664

(A) ANNUALIZED.

(B) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than 10 years. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,350,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $344,000 of the carryover expires in fiscal 2002, $274,000 expires in fiscal 2003, $1,085,000 expires in fiscal 2007 and $647,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $45 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans ("Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of
 .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the period ended April 30, 2001, Class A, Class B and Class C shares were charged $8,827, $25,862 and $5,372, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $12,931 and $2,686, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $15,169,879 and $30,488,126, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $477,497, consisting of $779,877 gross unrealized appreciation and $302,380 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.



                        For More Information

                        Dreyfus Premier Limited Term
                        Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  345SA0401


Dreyfus Premier

Tax Managed

Growth Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                        Tax Managed Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Tax Managed Growth Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, the growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's Class A shares produced a total return of -8.63% , Class B shares returned -8.93%, Class C shares returned -8.93% and Class T shares provided a -8.69% total return.(1) In comparison, the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a -12.06% total return.(2)

We attribute the fund and market' s performance to slower economic growth, declining business and consumer confidence and the ongoing correction of formerly high-flying technology stocks. However, because the fund held a smaller percentage of technology stocks than the S&P 500 Index during the reporting period, the fund was able to avoid the brunt of the price declines in that highly volatile industry group.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We typically buy and sell relatively few stocks during the course of the year, which helps minimize investors' tax liabilities and reduces the

                                                                  The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund's trading costs. During the six-month reporting period, the fund's turnover rate was .38%, well within our goal of an annual turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing economic growth, which raised concerns among investors that the U.S. economy might enter its first recession in approximately ten years. The economic slowdown was aggravated by the continuing decline of technology stock prices which created widespread concerns among both investors and consumers, causing both to curtail their activities and retreat to the sidelines. Responding to these fears, the Federal Reserve Board (the "Fed" ) reduced short-term interest rates four times in early 2001 for a total rate-cut of 2.0 percentage points. These moves were designed to stimulate economic growth by making borrowing less costly for businesses and consumers.

In this environment, and consistent with its objective of minimizing taxable gains, the fund' s investment portfolio was little changed over the past six months. However, we did add to our position in the energy sector. In response to rising demand for a limited supply of energy, we added to our existing holdings of the large, globally integrated oil companies such as Exxon Mobil and Chevron. We expect these companies to continue to benefit from energy prices that exceed historical averages, as well as rising demand for a limited supply of crude oil and natural gas. In addition, we established a new position in AOL Time Warner, the global media and Internet company. We believe that the combination of Time Warner' s media properties and AOL's online subscriber base is likely to produce abundant cross-selling opportunities.

On the other hand, we reduced our holdings of Gillette and Bristol Myers Squibb. Gillette' s earnings have recently been hurt by excess inventories of razor blades and intensified price competition in its Duracell battery division. Our decision to sell Bristol Myers Squibb was based on the delay of an important product launch, which we believe will leave the company vulnerable to upcoming patent expirations.


What is the fund's current strategy?

We continue to follow our long-standing strategy of buying and holding companies that we believe will produce above average earnings growth over the long term. In 2001, with the slowdown in the economy, we believe that the energy and health care sectors are best positioned to produce above average earnings growth. We expect large, integrated energy companies to benefit from a favorable supply-demand balance this year and going forward, while the aging of the baby-boomer generation and ongoing medical advances should continue to fuel growth for pharmaceutical companies. In addition, we believe certain consumer-related stocks -- primarily sellers of food, beverages, tobacco and household staples -- remain attractive in this environment because demand for these companies' products are relatively unaffected during times of economic weakness.

Despite lower stock prices, we have continued to maintain less exposure to technology stocks than the S&P 500 Index. That's primarily because as business conditions have deteriorated, these companies' earnings have also fallen. As a result, many technology companies continue to sell at valuations that we consider excessive. In addition, visibility remains very low in the sector. We are monitoring the technology group closely with an eye toward possibly increasing the fund's participation when the current uncertainty has dissipated and we become convinced that a meaningful recovery is underway.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.



                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

COMMON STOCKS--97.9%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--2.5%

Ford Motor                                                                                      314,671                9,276,501

BANKING--2.9%

Bank of America                                                                                  78,948                4,421,088

SunTrust Banks                                                                                   95,000                6,032,500

                                                                                                                      10,453,588

CAPITAL GOODS--7.9%

Emerson Electric                                                                                 70,000                4,665,500

General Electric                                                                                315,000               15,286,950

Honeywell International                                                                         100,000                4,888,000

Rockwell International                                                                           90,000                4,052,700

                                                                                                                      28,893,150

COMMUNICATIONS--4.7%

BellSouth                                                                                       160,000                6,713,600

SBC Communications                                                                              161,320                6,654,450

Verizon Communications                                                                           70,000                3,854,900

                                                                                                                      17,222,950

COMPUTERS--9.2%

Cisco Systems                                                                                   240,000  (a)           4,075,200

EMC                                                                                             100,000  (a)           3,960,000

Hewlett-Packard                                                                                 200,000                5,686,000

International Business Machines                                                                 100,000               11,514,000

McData, Cl. A                                                                                     3,680  (a)              84,014

Microsoft                                                                                       125,000  (a)           8,468,750

                                                                                                                      33,787,964

ELECTRONICS--4.7%

Agilent Technologies                                                                             38,140  (a)           1,487,842

Conexant Systems                                                                                 55,000  (a)             591,250

Intel                                                                                           490,000               15,145,900

                                                                                                                      17,224,992

ENERGY--9.5%

BP Amoco, ADS                                                                                   140,000                7,571,200

Chevron                                                                                          90,000                8,690,400

Exxon Mobil                                                                                     200,806               17,791,412

Royal Dutch Petroleum, ADR                                                                       12,000  (a)             714,360

                                                                                                                      34,767,372

FINANCE-MISC.--11.9%

American Express                                                                                120,000                5,092,800

Citigroup                                                                                       253,333               12,451,317


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC. (CONTINUED)

Federal National Mortgage Association                                                           130,000               10,433,800

Goldman Sachs Group                                                                              30,000                2,733,000

J.P. Morgan Chase & Co                                                                          187,500                8,996,250

Merrill Lynch                                                                                    60,000                3,702,000

                                                                                                                      43,409,167

FOOD & DRUGS--2.8%

Walgreen                                                                                        240,000               10,267,200

FOOD, BEVERAGE & TOBACCO--8.5%

Coca-Cola                                                                                       175,000                8,083,250

PepsiCo                                                                                         185,000                8,104,850

Philip Morris                                                                                   300,000               15,033,000

                                                                                                                      31,221,100

HEALTH CARE--15.1%

Abbott Laboratories                                                                             140,000                6,493,200

Bristol-Myers Squibb                                                                            100,000                5,600,000

Johnson & Johnson                                                                               130,000               12,542,400

Merck & Co                                                                                      145,000               11,015,650

Pfizer                                                                                          450,000               19,485,000

                                                                                                                      55,136,250

HOUSEHOLD & PERSONAL PRODUCTS--3.3%

Colgate-Palmolive                                                                                90,000                5,026,500

Gillette                                                                                         75,000                2,127,000

Procter & Gamble                                                                                 80,000                4,804,000

                                                                                                                      11,957,500

INSURANCE--4.6%

American General                                                                                 75,000                3,270,750

Berkshire Hathaway, Cl. A                                                                            79  (a)           5,372,000

Berkshire Hathaway, Cl. B                                                                            15  (a)              34,125

Marsh & McLennan                                                                                 85,000                8,197,400

                                                                                                                      16,874,275

MEDIA/ENTERTAINMENT--5.2%

AOL Time Warner                                                                                 139,700  (a)           7,054,850

Fox Entertainment Group, Cl. A                                                                  120,000  (a)           2,754,000

McDonald's                                                                                      130,000                3,575,000

Tricon Global Restaurants                                                                        12,500  (a)             560,250

Viacom, Cl. B                                                                                   100,000  (a)           5,206,000

                                                                                                                      19,150,100

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING--1.8%

McGraw-Hill                                                                                     100,000                6,478,000

RETAIL--1.8%

Wal-Mart Stores                                                                                 130,000                6,726,200

TRANSPORTATION--1.5%

Norfolk Southern                                                                                130,000                2,566,200

United Parcel Service, Cl. B                                                                     50,000                2,872,500

                                                                                                                       5,438,700

TOTAL COMMON STOCKS

   (cost $322,906,137)                                                                                               358,285,009
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4228

   (cost $1,391,500)                                                                             55,000                1,788,050
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.71%, 7/12/2001                                                                           4,139,000                4,107,957

   3.72%, 7/19/2001                                                                             126,000                  124,966

   3.72%, 7/26/2001                                                                             787,000                  779,893

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,013,241)                                                                                                   5,012,816
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $329,310,878)                                                                            99.8%              365,085,875

CASH AND RECEIVABLES (NET)                                                                          .2%                  824,846

NET ASSETS                                                                                       100.0%              365,910,721

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           329,310,878   365,085,875

Cash                                                                    595,761

Receivable for shares of Capital Stock subscribed                       611,546

Dividends receivable                                                    403,047

                                                                    366,696,229
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   552,139

Payable for shares of Capital Stock redeemed                            233,369

                                                                        785,508
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      365,910,721
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     335,359,670

Accumulated investment (loss)                                          (566,388)

Accumulated net realized gain (loss) on investments                  (4,657,558)

Accumulated net unrealized appreciation (depreciation)               35,774,997
on investments--Note 3

--------------------------------------------------------------------------------

NET ASSETS ($)                                                      365,910,721

NET ASSET VALUE PER SHARE



                                                            Class A            Class B             Class C               Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            80,357,183        211,680,199          65,766,204             8,107,135

Shares Outstanding                                         4,657,053         12,578,555           3,910,028               473,618
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  17.25              16.83               16.82                17.12



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $9,774 foreign taxes withheld at source)      2,705,134

Interest                                                               255,216

TOTAL INCOME                                                         2,960,350

EXPENSES:

Management fee--Note 2(a)                                            2,016,173

Distribution and service plan fees--Note 2(b)                        1,508,344

Loan commitment fees--Note 4                                             2,221

TOTAL EXPENSES                                                       3,526,738

INVESTMENT (LOSS)                                                     (566,388)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (1,357,187)

Net unrealized appreciation (depreciation) on investments          (33,650,704)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (35,007,891)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (35,574,279)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (566,388)          (1,726,567)

Net realized gain (loss) on investments       (1,357,187)          (3,064,821)

Net unrealized appreciation (depreciation)
   on investments                            (33,650,704)          27,049,024

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (35,574,279)          22,257,636
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 10,939,203          24,317,106

Class B shares                                 19,648,891          56,946,569

Class C shares                                  8,479,005          21,187,174

Class T shares                                  1,127,075           1,560,928

Cost of shares redeemed:

Class A shares                                (12,079,606)        (23,788,803)

Class B shares                                (14,816,005)        (33,910,333)

Class C shares                                 (6,489,557)        (17,237,264)

Class T shares                                   (573,319)         (2,212,605)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   6,235,687          26,862,772

TOTAL INCREASE (DECREASE) IN NET ASSETS       (29,338,592)         49,120,408
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           395,249,313         346,128,905

END OF PERIOD                                 365,910,721         395,249,313

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001         Year Ended
                                              (Unaudited)   October 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       621,725            1,343,470

Shares redeemed                                  (687,029)          (1,314,478)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (65,304)              28,992
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,148,036            3,204,019

Shares redeemed                                  (880,560)          (1,919,479)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     267,476            1,284,540
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       495,952            1,187,082

Shares redeemed                                  (387,859)            (974,565)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     108,093              212,517
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        65,496               84,457

Shares redeemed                                   (33,913)            (122,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      31,583              (38,518)

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 551 CLASS B SHARES REPRESENTING $8,944 WERE AUTOMATICALLY CONVERTED TO 588 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 20,995 CLASS B SHARES REPRESENTING $375,528 WERE AUTOMATICALLY CONVERTED TO 20,621 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                            Six Months Ended
                                                              April 30, 2001                            Year Ended October 31,
                                                                                           -----------------------------------------

CLASS A SHARES                                                    (Unaudited)              2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   18.88              17.67            14.77            12.50

Investment Operations:

Investment income--net                                                   .02(b)             .02(b)           .09(b)           .05

Net realized and unrealized gain (loss)
   on investments                                                      (1.65)              1.19             2.81             2.23

Total from Investment Operations                                       (1.63)              1.21             2.90             2.28

Distributions:

Dividends from investment income--net                                     --                --             --                (.01)

Net asset value, end of period                                         17.25              18.88            17.67            14.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    (8.63)(d)           6.85            19.64            18.26(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .67(d)            1.35             1.35             1.34(d)

Ratio of net investment income
   to average net assets                                                 .13(d)             .10              .15              .52(d)

Portfolio Turnover Rate                                                  .38(d)            4.21             1.26              .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 80,357             89,166           82,943           30,428

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2001                            Year Ended October 31,
                                                                                           -----------------------------------------

CLASS B SHARES                                                    (Unaudited)              2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   18.48              17.43            14.67            12.50

Investment Operations:

Investment (loss)                                                       (.04)(b)           (.12)(b)         (.15)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                      (1.61)              1.17             2.91             2.19

Total from Investment Operations                                       (1.65)              1.05             2.76             2.17

Net asset value, end of period                                         16.83              18.48            17.43            14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    (8.93)(d)           6.02            18.81            17.36(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.04(d)            2.10             2.10            2.09(d)

Ratio of investment (loss)
   to average net assets                                                (.24)(d)           (.65)            (.60)           (.27)(d)

Portfolio Turnover Rate                                                  .38(d)            4.21             1.26             .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                211,680             227,555         192,196           72,347

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                           Six Months Ended
                                                              April 30, 2001                           Year Ended October 31,
                                                                                           -----------------------------------------

CLASS C SHARES                                                    (Unaudited)              2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   18.47              17.42            14.66            12.50

Investment Operations:

Investment (loss)                                                       (.04)(b)           (.12)(b)         (.14)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                      (1.61)              1.17             2.90             2.18

Total from Investment Operations                                       (1.65)              1.05             2.76             2.16

Net asset value, end of period                                         16.82              18.47            17.42            14.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    (8.93)(d)           6.03            18.74            17.36(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.04(d)            2.10             2.10            2.09(d)

Ratio of investment (loss)
   to average net assets                                                (.24)(d)           (.64)            (.60)           (.26)(d)

Portfolio Turnover Rate                                                  .38(d)            4.21             1.26             .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 65,766             70,239           62,533           21,244

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2001                            Year Ended October 31,
                                                                                           -----------------------------------------

CLASS T SHARES                                                    (Unaudited)              2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   18.75              17.60            14.74            12.50

Investment Operations:

Investment income (loss)--net                                            .00(b,c)          (.03)(b)          .12(b)           .03

Net realized and unrealized gain (loss)
   on investments                                                      (1.63)              1.18             2.74             2.22

Total from Investment Operations                                       (1.63)              1.15             2.86             2.25

Dividends from investment income--net                                     --                 --             --               (.01)

Net asset value, end of period                                         17.12              18.75            17.60            14.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                    (8.69)(e)           6.53            19.40            17.97(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .79(e)            1.60             1.60             1.59(e)

Ratio of net investment income (loss)
   to average net assets                                                 .01(e)            (.14)            (.10)             .25(e)

Portfolio Turnover Rate                                                  .38(e)            4.21             1.26              .05(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  8,107              8,290            8,457            4,501

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A,
Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,301,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $236,000 of the carryover expires in fiscal 2007 and $3,065,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited) (CONTINUED)

Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager pays Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

The Distributor retained $100 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares pay the Distributor for distrib-

uting their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan" ), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $101,555, $793,774, $246,412 and $9,937, respectively, pursuant to their respective Plans. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $264,591, $82,138 and $9,937, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $10,133,313 and $1,387,205, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$35,774,997,   consisting  of  $50,065,045  gross  unrealized  appreciation  and
$14,290,048 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited) (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.


NOTES

                        For More Information

                        Dreyfus Premier
                        Tax Managed Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  149SA0401



Dreyfus Disciplined Smallcap Stock Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined
                                                            Smallcap Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Disciplined Smallcap Stock Fund covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gene Cervi.

The past six months have been troublesome for the stock market, including small-and midcap stocks. The Russell 2000 Index, a popular barometer of small-cap stock performance, fell 1.77% during the reporting period. The Russell Midcap Index fell 4.86% during the same period.

However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the Russell Midcap Growth Index and Russell 2000 Growth Index declined a hefty 28% and 17.34%, respectively, during the reporting period. In contrast, value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose 9.30% and 14.62%, respectively, during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Gene Cervi, Portfolio Manager

How did Dreyfus Disciplined Smallcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced a total return of -3.71% .(1) In comparison, the fund's benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), produced a total return of 1.18% for the same period.(2)

The fund's relative performance was adversely affected by its investments in certain technology and manufacturing companies, two sectors that have generally performed poorly in the recent economic slowdown. However, for much of the fund, much of that weakness was offset by strong performance by the fund's holdings in attractively priced energy and retail stocks.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small-cap stocks that blends growth and value investment styles. The stocks are chosen using a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks based on more than a dozen variables related to financial strength, relative profit growth and the disparity between stock price and intrinsic worth. After the computer sifts through thousands of candidates for investment, we select what we believe to be the most attractive stocks using the insights of our investment analysts. The fund's portfolio is constructed to have approximately the same sector weightings and risk characteristics as the S&P 600 Index.

What other factors influenced the fund's performance?

The fund benefited from its focus on small-cap stocks, which generally provided higher returns than larger companies during the six-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

month period. In our view, one reason they outperformed was because they were relative bargains when the six-month period began.

One measure of value is the price-earnings ratio ("P/E ratio"), which compares a company' s stock price to its earnings. Generally, it is believed that the lower the P/E ratio, the better the value. At the start of the reporting period, the average small-cap stock had a P/E ratio of about 14, while the P/E ratio for the overall market was about 24. Because small-cap stocks appeared to be relatively inexpensive, they received more attention from investors and generally provided better performance.

Declining interest rates also helped small-cap stocks. Between January and April 2001, the Federal Reserve Board reduced short-term rates from 6.5% to 4.5%. Because small companies tend to depend more than large companies on outside financing to maintain their growth, they are often better able to improve profitability by borrowing at lower rates. Retailers are often immediate beneficiaries of lower interest rates because consumers find it easier and less expensive to borrow. Hot Topic and Pacific Sunwear of California -- two retailers specializing in teen apparel -- performed particularly well for the fund during the period.

The six-month period was also characterized by high oil and natural gas prices. Companies that explore for these commodities were very active, and businesses that provide products and services to the energy industry saw demand surge. Three of the fund's top five performers were energy stocks -- Helmerich & Payne, UTI Energy and Valero Energy. Helmerich & Payne is engaged in the exploration, production and sale of crude oil and natural gas, UTI Energy provides onshore contract drilling services, and Valero Energy is an independent petroleum refining and marketing company.

Some companies that might otherwise have been adversely affected by high energy costs posted surprisingly strong returns. For example, shares of Dollar Thrifty Automotive Group -- which owns two car rental companies -- were depressed in late 2000 when a slowdown in the travel industry was anticipated. By early 2001, however, the consumer segment of the economy appeared to stabilize and the stock rebounded, making it one of the fund's best performers for the period. On the other hand, the fund's investments in technology and manufacturing were disappointing, as these sectors of the economy remained generally sluggish.

What is the fund's current strategy?

As of the end of the reporting period, we increased the number of stocks in the fund to approximately 150 in order to improve diversification and manage certain risks more effectively.

In addition, we have continued to employ the disciplined, quantitative research techniques provided by our statistical models. In 1999 and the first half of 2000, before the current reporting period began, many investors made their decisions based solely on market momentum, and practically ignored fundamentals such as earnings and valuations. More recently, as former high-flyers have come back down to earth, investors appear to have returned to a more rational approach, in which a stock's price is closely tied to its ability to generate profits. In our opinion, such an environment favors our disciplined approach to small-cap investing and we believe that our model's effectiveness is likely to improve if investors continue to focus more intently on business fundamentals.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS, AND WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)


COMMON STOCKS--97.7%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.2%

Constellation Brands, Cl. A                                                                      19,350  (a)           1,262,588

CONSUMER CYCLICAL--14.6%

AirTran Holdings                                                                                 57,530  (a)             535,029

American Eagle Outfitters                                                                        12,820  (a)             477,160

bebe stores                                                                                       9,200  (a)             225,400

Brown Shoe                                                                                       60,800                1,199,584

Callaway Golf                                                                                    28,900                  701,114

Cheesecake Factory                                                                               20,900  (a)             795,454

Cooper Tire & Rubber                                                                             34,010                  409,480

Direct Focus                                                                                     17,300  (a)             589,584

HON INDUSTRIES                                                                                   17,000                  424,320

Harman International                                                                             27,300                  866,775

Haverty Furniture Cos.                                                                           75,200                1,052,800

Hot Topic                                                                                        17,100  (a)             571,482

Jack in the Box                                                                                  21,700  (a)             574,399

Kellwood                                                                                         25,900                  552,965

Michaels Stores                                                                                  15,660  (a)             528,838

Oshkosh Truck                                                                                    12,500                  487,250

Pacific Sunwear of California                                                                    17,630  (a)             491,172

Pep Boys-Manny, Moe & Jack                                                                       65,600                  314,224

Pier 1 Imports                                                                                   66,100                  733,710

Ruby Tuesday                                                                                     43,700                  832,485

Russell                                                                                          38,900                  746,880

ShopKo Stores                                                                                    55,400  (a)             440,984

Too                                                                                              23,780  (a)             473,460

Zale                                                                                             37,490  (a)           1,250,666

                                                                                                                      15,275,215

CONSUMER STAPLES--2.0%

American Italian Pasta, Cl. A                                                                    15,300  (a)             544,680

Dean Foods                                                                                        7,700                  284,900

Hain Celestial Group                                                                             13,590  (a)             340,022

Libbey                                                                                            6,400                  214,976

Smithfield Foods                                                                                 20,500  (a)             702,125

                                                                                                                       2,086,703

ENERGY RELATED--9.5%

Cross Timbers Oil                                                                                28,300                  768,345

Energen                                                                                          23,700                  880,455


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Helmerich & Payne                                                                                27,500                1,408,825

Louis Dreyfus Natural Gas                                                                        33,600  (a)           1,280,160

Newfield Exploration                                                                             32,100  (a)           1,155,600

ONEOK                                                                                            17,600                  760,672

Remington Oil & Gas                                                                              60,800  (a)             922,336

Seitel                                                                                           40,900  (a)             797,959

UTI Energy                                                                                       14,500  (a)             498,800

Valero Energy                                                                                    30,400                1,464,064

                                                                                                                       9,937,216

HEALTH CARE--10.9%

Alpharma, Cl. A                                                                                  31,450                  711,399

Barr Laboratories                                                                                 7,200  (a)             417,240

Cooper Cos.                                                                                      24,880                1,104,672

IDEXX Laboratories                                                                               58,800  (a)           1,594,068

Medicis Pharmaceutical, Cl. A                                                                    21,760  (a)           1,081,472

Mentor                                                                                           14,100                  324,300

NBTY                                                                                             44,100  (a)             546,840

Orthodontic Centers of America                                                                   27,200  (a)             741,200

Patterson Dental                                                                                 41,660  (a)           1,273,130

Priority Healthcare, Cl. B                                                                       24,400  (a)             848,632

STERIS                                                                                           39,300  (a)             714,474

Stewart Enterprises, Cl. A                                                                      158,500                  824,200

Sunrise Assisted Living                                                                          13,800  (a)             310,638

Syncor International                                                                              8,900  (a)             313,814

Triad Hospitals                                                                                  21,440  (a)             659,280

                                                                                                                      11,465,359

INTEREST SENSITIVE--12.4%

Allied Capital                                                                                   47,170                1,097,646

Banco Latinoamericano de Exportaciones, Cl. E                                                    32,100                1,059,300

BlackRock                                                                                        21,700  (a)             733,460

Commerce Bancorp                                                                                 19,300                1,331,700

Cullen/Frost Bankers                                                                             46,510                1,488,320

Eaton Vance                                                                                      47,380                1,530,374

iStar Financial                                                                                  30,000                  750,000

MONY Group                                                                                       24,020                  844,543

MeriStar Hospitality                                                                             20,760                  417,276

Radian Group                                                                                     17,300                1,340,750

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

RenaissanceRe Holdings                                                                           13,160                  840,924

Rightchoice Managed Care                                                                         12,800  (a)             519,680

Webster Financial                                                                                33,310                1,061,257

                                                                                                                      13,015,230

PRODUCER GOODS--18.5%

Arkansas Best                                                                                    22,900  (a)             449,985

Astec Industries                                                                                 39,080  (a)             738,612

C&D Technologies                                                                                 22,300                  791,204

Cambrex                                                                                          24,300                1,130,436

Cymer                                                                                             9,000  (a)             295,650

Hughes Supply                                                                                    27,700                  418,824

Insituform Technologies, Cl. A                                                                    8,170  (a)             281,783

Lone Star Technologies                                                                           12,600  (a)             664,020

Lubrizol                                                                                         17,700                  518,433

M.D.C. Holdings                                                                                  10,900                  468,918

Manitowoc                                                                                        26,820                  737,550

Massey Energy                                                                                    21,700                  488,467

Milacron                                                                                         54,390                  992,617

NCI Building Systems                                                                             52,190  (a)             626,802

NVR                                                                                               3,400  (a)             648,108

Reliance Steel & Aluminum                                                                        42,300                1,239,390

Roadway Express                                                                                  74,000                1,805,600

Shaw Group                                                                                       11,300  (a)             644,100

Standard Pacific                                                                                 13,600                  277,440

Stanley Works                                                                                    19,300                  699,625

Stewart & Stevenson Services                                                                     27,800                  621,330

Stillwater Mining                                                                                19,200  (a)             586,944

Teekay Shipping                                                                                  33,390                1,694,209

Terex                                                                                            58,210  (a)           1,140,916

Timken                                                                                           21,910                  374,661

United Stationers                                                                                35,900  (a)           1,022,073

                                                                                                                      19,357,697

SERVICES--9.4%

Armor Holdings                                                                                   47,150  (a)             785,048

Audiovox, Cl. A                                                                                  95,500  (a)             797,425

BARRA                                                                                             5,000  (a)             230,200

Borders Group                                                                                    19,400  (a)             360,840


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Consolidated Graphics                                                                            44,000  (a)             587,400

Cox Radio, Cl. A                                                                                 39,670  (a)           1,023,486

Deluxe                                                                                           10,800                  280,692

Dollar Thrifty Automotive Group                                                                  56,700  (a)           1,253,070

Entercom Communications                                                                           6,020  (a)             274,632

Galileo International                                                                            31,700                  774,114

Pre-Paid Legal Services                                                                          45,400  (a)             998,800

R. H. Donnelley                                                                                  29,300  (a)             835,050

Tele Nordeste Celular Participacoes, ADR                                                          6,000                  170,400

Telemig Celular Participacoes, ADR                                                                5,100                  193,800

Tetra Tech                                                                                       37,500  (a)             915,750

World Wrestling Federation Entertainment                                                         28,600  (a)             389,818

                                                                                                                       9,870,525

TECHNOLOGY--16.9%

Advanced Energy Industries                                                                        9,300  (a)             322,803

Aeroflex                                                                                         17,300  (a)             257,943

Amphenol, Cl. A                                                                                  10,600  (a)             446,260

Anixter International                                                                            14,500  (a)             382,075

AremisSoft                                                                                       37,220  (a)             662,516

Axcelis Technologies                                                                             53,300                  800,033

Brightpoint                                                                                      91,100  (a)             359,845

CACI International, Cl. A                                                                        32,900  (a)           1,100,834

Cabot Microelectronics                                                                            5,100  (a)             326,502

Catapult Communications                                                                          12,000  (a)             339,600

Cerner                                                                                            5,800  (a)             261,174

Checkpoint Systems                                                                               43,000  (a)             402,050

Coherent                                                                                          7,000  (a)             276,500

Cohu                                                                                             14,100                  255,210

DDi                                                                                              13,500  (a)             331,695

DMC Stratex Networks                                                                             38,420  (a)             294,681

DuPont Photomasks                                                                                12,330  (a)             688,014

ESS Technology                                                                                   58,400  (a)             402,376

Electro Scientific Industries                                                                     8,800  (a)             315,304

General Cable                                                                                    50,700                  603,837

General Semiconductor                                                                            28,900  (a)             333,506

Henry (Jack) & Associates                                                                        26,200                  738,578

Integrated Silicon Solution                                                                      19,600  (a)             293,608

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

KEMET                                                                                            20,000  (a)             410,400

Lightbridge                                                                                      25,100  (a)             335,587

Mercury Computer Systems                                                                          7,100  (a)             360,538

Merix                                                                                            22,300  (a)             434,404

National Instruments                                                                             11,000  (a)             385,000

Nu Horizons Electronics                                                                          59,100  (a)             540,174

Park Electrochemical                                                                             10,300                  242,050

Pioneer-Standard Electronics                                                                     58,000                  696,000

Planar Systems                                                                                   10,000  (a)             233,600

RSA Security                                                                                     27,950  (a)             894,400

RadiSys                                                                                          14,400  (a)             303,840

Rainbow Technologies                                                                             33,300  (a)             180,153

Read-Rite                                                                                        35,300  (a)             195,562

Rudolph Technologies                                                                              6,200  (a)             298,158

Silicon Storage Technology                                                                       20,100  (a)             199,794

Technitrol                                                                                       10,600                  318,848

Tollgrade Communications                                                                         10,300  (a)             282,426

Trimble Navigation                                                                               32,100  (a)             527,403

Varian Semiconductor Equipment Associates                                                        11,000  (a)             501,050

Zebra Technologies, Cl. A                                                                         4,900  (a)             211,974

                                                                                                                      17,746,305

UTILITIES--2.3%

Cleco                                                                                            15,000                  675,000

Public Service Company of New Mexico                                                             48,300                1,745,079

                                                                                                                       2,420,079

TOTAL COMMON STOCKS

   (cost $92,487,001)                                                                                                102,436,917



                                                                                               Principal
SHORT-TERM INVESTMENTS--2.3%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  4.50%, dated 4/30/2001, due 5/1/2001 in the amount

  of $2,440,305 (fully collateralized by $2,320,000

  Federal Home Loan Bank, Bonds,

  6.875%, 8/15/2005, value $2,493,074)

   (cost $2,440,000)                                                                          2,440,000                2,440,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $94,927,001)                                                             100.0%              104,876,917

CASH AND RECEIVABLES (NET)                                                                          .0%                   36,409

NET ASSETS                                                                                       100.0%              104,913,326

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                            The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(c)                           94,927,001    104,876,917

Cash                                                                      72,107

Receivable for investment securities sold                                777,777

Dividends and interest receivable                                         30,338

Receivable for shares of Capital Stock subscribed                            100

                                                                     105,757,239
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   121,866

Payable for investment securities purchased                             573,645

Payable for shares of Capital Stock redeemed                            148,402

                                                                        843,913
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      104,913,326
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     104,557,435

Accumulated investment (loss)                                         (308,282)

Accumulated net realized gain (loss) on investments                 (9,285,743)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              9,949,916
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      104,913,326
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Capital Stock authorized)      5,766,961

NET ASSET VALUE, offering and redemption price per share--Note 2(d)($)    18.19

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         418,654

Interest                                                                74,346

TOTAL INCOME                                                           493,000

EXPENSES:

Management fee--Note 2(a)                                              666,973

Distribution fees--Note 2(b)                                           133,395

Loan commitment fees--Note 4                                               718

Interest expense--Note 4                                                   196

TOTAL EXPENSES                                                         801,282

INVESTMENT (LOSS)                                                    (308,282)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (2,034,409)

Net unrealized appreciation (depreciation) on investments          (2,789,937)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (4,824,346)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,132,628)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (308,282)            (666,154)

Net realized gain (loss) on investments       (2,034,409)          (7,251,334)

Net unrealized appreciation (depreciation)
   on investments                             (2,789,937)           9,244,240

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (5,132,628)           1,326,752
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   6,957,187         121,363,499

Cost of shares redeemed                      (21,370,287)         (21,813,496)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (14,413,100)          99,550,003

TOTAL INCREASE (DECREASE) IN NET ASSETS      (19,545,728)         100,876,755
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           124,459,054           23,582,299

END OF PERIOD                                 104,913,326          124,459,054
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       389,045           6,327,901

Shares redeemed                               (1,209,663)          (1,179,048)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (820,618)            5,148,853

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                            Six Months Ended
                                                              April 30, 2001                         Year Ended October 31,
                                                                                         -------------------------------------------
                                                                  (Unaudited)            2000              1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   18.89            16.39             13.06             12.50

Investment Operations:

Investment (loss)--net                                              (.05)(b)         (.14)(b)          (.09)(b)                --

Net realized and unrealized
   gain (loss) on investments                                          (.65)             2.64             3.42                .56

Total from Investment Operations                                       (.70)             2.50             3.33                .56

Net asset value, end of period                                         18.19            18.89            16.39              13.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (3.71)(c)            15.25            25.50             4.48(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .74(c)             1.50             1.50              .13(c)

Ratio of net investment (loss)
   to average net assets                                            (.29)(c)            (.71)             (.56)          (.02)(c)

Portfolio Turnover Rate                                             59.56(c)           116.36            76.14            2.58(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                104,913          124,459           23,582             5,429

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Smallcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600((reg.tm) ) Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2001, there were no open financial futures contracts.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $5,773,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Manage-ment agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank and its affiliates (including, but not limited to, the Manager and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2001, the fund was charged $133,395 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Brokerage commissions: During the period ended April 30, 2001, the fund incurred total brokerage commissions of $211,467, of which $1,104 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through use of the fund's exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $63,780,183 and $80,510,696, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was
$9,949,916,   consisting   of  $16,689,751  gross  unrealized  appreciation  and
$6,739,835 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 2001 was approximately $5,600, with a related weighted average annualized interest rate of 7.01%.


NOTE 5--Subsequent Event:

On April 26, 2001, the Board of Directors approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange for shares of the MPAM Small Cap Stock Fund at net asset value.

                                                             The Fund

                        For More Information

                        Dreyfus Disciplined
                        Smallcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  041SA0401



Dreyfus Premier

Balanced Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            22   Financial Highlights

                            27   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                  Balanced Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Balanced Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Ron Gala and Laurie Carroll.

The past six months have generally been good for high quality bonds, but troublesome for the stock market. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the same period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Ron Gala and Laurie Carroll, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the six-month  period ended April 30, 2001,  Dreyfus  Premier  Balanced
Fund produced total returns of -6.47% for Class A shares, -6.79% for Class B shares, -6.82% for Class C shares, -6.35% for Class R shares and -6.60% for Class T shares.(1) In contrast, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Intermediate Government/Credit Bond Index ("Intermediate Index") provided a total return of -4.66% for the same period.(2) This hybrid index serves as the fund's benchmark. Separately, the S& P 500 Index and the Intermediate Index provided total returns of -12.06% and 6.44%, respectively, for the same period.

We attribute the fund's performance primarily to the stocks in its portfolio, which held back the fund's performance because of difficult market conditions and the fund's relatively large exposure to certain technology and telecommunications stocks. While some of the fund's stock holdings and the fund's fixed-income component produced positive returns, their performance was not enough to completely offset the lackluster results produced by the fund's technology and telecommunications stock holdings.

What is the fund's investment approach?

The fund is a balanced fund, with a "neutral" allocation under normal circumstances of 60% stocks and 40% bonds. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

What other factors influenced the fund's performance?

A  declining  stock  market   represented  the  most   significant   factor
influencing the fund's performance during the reporting period, especially within the volatile technology and telecommunications sectors. Over the past six months, equity investors have witnessed a bursting of the speculative technology bubble, and the stock prices of many dot com companies have fallen sharply. Many telecommunications companies were hurt by the effects of overinvestment in expensive infrastructure and equipment in a highly competitive marketplace.

When viewing the technology  sector as a whole,  we categorize  stocks into four different areas: hardware, software, semiconductors, and electronic equipment. The fund recorded negative returns in all four of these areas, as did the S&P 500 Index. The hardware area was hardest hit, and many of that industry's stocks were down as much as 70% for the six-month period.

Weakness in the fund's technology and telecommunications holdings was partially offset by good performance in other areas, however. For example, quite a few of the fund's energy stocks scored successes, most notably in the energy reserves, oil refining and oil services industries. The fund's best performing energy stocks included Amerada Hess, Occidental Petroleum, Exxon Mobil and Noble Drilling. The fund also benefited from its investments in several independent power generating facilities that sold power to California during its recent electricity shortages. Another stock contributing positively to the fund's return was Philip Morris Cos., the tobacco giant whose stock has soared in recent months because of the easing of litigation concerns.

We were also pleased that the fixed-income portion of the fund produced positive returns during a period in which interest rates were falling. The

Federal Reserve Board (the "Fed") reduced interest rates by a total of two percent during the first calendar quarter of 2001. In this environment, we benefited most from owning longer term government securities, including U.S. Government agency and U.S. Treasury securities.

What is the fund's current strategy?

In our view, the challenges facing the fund can best be understood by recognizing that we employ a very disciplined approach in what has been a very undisciplined stock market. That said, we believe the stock market environment is more favorable now than it was six months ago. Stock prices and valuations have fallen to what we believe are more reasonable levels, and investors are
eagerly  anticipating  the stimulative   effects  of  the  Fed's   short-term
interest-rate cuts.

As for the fixed-income portion of the fund, because we believe that interest rates are likely to remain stable or trend slightly lower from current levels, we have extended the bond portfolio's average duration in an effort to lock in current yields. In addition, we are maintaining a high credit quality bias across our corporate holdings, focusing on securities with high credit ratings.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS, AND WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)


COMMON STOCKS--70.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.9%

Philip Morris Cos.                                                                              173,700                8,704,107

CONSUMER CYCLICAL--6.1%

Best Buy                                                                                         39,600  (a)           2,179,980

Brinker International                                                                            59,700  (a)           1,713,390

CVS                                                                                              58,800                3,466,260

Ford Motor                                                                                      183,000                5,394,840

Home Depot                                                                                       52,500                2,472,750

Johnson Controls                                                                                 35,100                2,541,240

Lowe's Cos.                                                                                      54,300                3,420,900

May Department Stores                                                                            84,600                3,151,350

RadioShack                                                                                       44,400                1,359,972

Safeway                                                                                          37,500  (a)           2,036,250

Sears, Roebuck & Co.                                                                            124,500                4,587,825

Southwest Airlines                                                                              153,450                2,794,325

Starwood Hotels & Resorts Worldwide                                                              73,200                2,641,788

TJX Cos.                                                                                         90,900                2,847,897

Target                                                                                          130,800                5,029,260

Tiffany & Co.                                                                                    63,900                2,071,638

Toys "R" Us                                                                                     119,400  (a)           2,961,120

Wal-Mart Stores                                                                                 175,200                9,064,848

Wendy's International                                                                            92,100                2,332,893

                                                                                                                      62,068,526

CONSUMER STAPLES--3.3%

Archer-Daniels-Midland                                                                          144,000                1,715,040

Avon Products                                                                                    92,700                3,923,064

Campbell Soup                                                                                    75,300                2,292,132

Coca-Cola                                                                                        52,800                2,438,832

Colgate-Palmolive                                                                                79,800                4,456,830

ConAgra Foods                                                                                   125,400                2,609,574

General Mills                                                                                    72,600                2,861,166

Pepsi Bottling Group                                                                             47,100                1,884,942

PepsiCo                                                                                         147,300                6,453,213

Procter & Gamble                                                                                 48,300                2,900,415

SYSCO                                                                                            67,200                1,889,664

                                                                                                                      33,424,872


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED--6.1%

Amerada Hess                                                                                     60,900                5,328,750

Apache                                                                                           46,500                2,974,140

BJ Services                                                                                      43,800  (a)           3,602,550

Chevron                                                                                          71,100                6,865,416

Devon Energy                                                                                     48,000                2,832,480

ENSCO International                                                                              57,000                2,217,300

Exxon Mobil                                                                                     180,600               16,001,160

Kerr-McGee                                                                                       41,400                2,966,310

KeySpan                                                                                          56,100                2,227,170

Noble Drilling                                                                                   46,200  (a)           2,240,700

Occidental Petroleum                                                                            196,200                5,909,544

Phillips Petroleum                                                                               31,500                1,877,400

Sunoco                                                                                           76,800                2,919,936

USX-Marathon Group                                                                              108,900                3,480,444

                                                                                                                      61,443,300

HEALTH CARE--9.2%

Abbott Laboratories                                                                             176,700                8,195,346

Amgen                                                                                            90,900  (a)           5,557,626

Baxter International                                                                             29,100                2,652,465

Bristol-Myers Squibb                                                                            165,600                9,273,600

Cardinal Health                                                                                  63,450                4,276,530

Forest Laboratories                                                                              31,800  (a)           1,944,570

IVAX                                                                                             54,900  (a)           2,198,745

Johnson & Johnson                                                                               112,500               10,854,000

Lilly (Eli) & Co.                                                                               105,000                8,925,000

Merck & Co.                                                                                     182,400               13,856,928

Pfizer                                                                                          468,300               20,277,390

Tenet Healthcare                                                                                 48,300  (a)           2,156,112

Wellpoint Health Networks                                                                        26,400  (a)           2,593,800

                                                                                                                      92,762,112

INTEREST SENSITIVE--15.2%

Allstate                                                                                         81,900                3,419,325

Ambac Financial Group                                                                            75,000                4,035,750

American International Group                                                                    114,600                9,374,280

Bank of America                                                                                 134,400                7,526,400

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

CIGNA                                                                                            32,100                3,425,070

Citigroup                                                                                       365,400               17,959,410

Fannie Mae                                                                                      120,900                9,703,434

FleetBoston Financial                                                                           206,700                7,931,079

General Electric                                                                                685,800               33,281,874

J.P. Morgan Chase & Co.                                                                          90,900                4,361,382

KeyCorp                                                                                          98,700                2,287,866

Lehman Brothers Holdings                                                                         43,500                3,164,625

MBNA                                                                                            166,200                5,925,030

MGIC Investment                                                                                  51,900                3,372,981

Merrill Lynch                                                                                   110,100                6,793,170

Morgan Stanley Dean Witter & Co.                                                                 33,000                2,072,070

National City                                                                                   101,400                2,759,094

PNC Financial Services Group                                                                     47,700                3,103,839

Providian Financial                                                                              49,200                2,622,360

Radian Group                                                                                     33,600                2,604,000

Torchmark                                                                                        51,000                1,932,390

U.S. Bancorp                                                                                    198,900                4,212,702

Washington Mutual                                                                                85,500                4,269,015

Wells Fargo                                                                                     165,600                7,778,232

                                                                                                                     153,915,378

INTERNET RELATED--1.6%

AOL Time Warner                                                                                 327,300  (a)          16,528,650

PRODUCER GOODS--5.6%

Air Products & Chemicals                                                                         74,700                3,211,353

Alcoa                                                                                            86,700                3,589,380

Ashland                                                                                          51,600                2,221,896

Boeing                                                                                          105,900                6,544,620

Canadian Pacific                                                                                 53,700                2,103,429

Deere & Co.                                                                                      45,300                1,860,471

Dow Chemical                                                                                     95,400                3,191,130

Eastman Chemical                                                                                 50,700                2,699,268

Emerson Electric                                                                                 75,900                5,058,735

Goodrich (B.F.)                                                                                  60,600                2,387,640

Kimberly-Clark                                                                                   58,200                3,457,080

Parker-Hannifin                                                                                  55,800                2,601,396


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Pulte                                                                                            49,800                2,329,644

Tyco International                                                                              190,200               10,150,974

United Technologies                                                                              40,500                3,162,240

Westvaco                                                                                         68,100                1,796,478

                                                                                                                      56,365,734

SERVICES--3.2%

ALLTEL                                                                                           57,000                3,112,770

Automatic Data Processing                                                                        77,100                4,182,675

Carnival                                                                                        142,800                3,784,200

Disney (Walt)                                                                                    69,600                2,105,400

Fox Entertainment Group, Cl. A                                                                   74,700  (a)           1,714,365

Gannett                                                                                          65,100                4,202,205

Paychex                                                                                          62,700                2,166,912

Republic Services                                                                               105,300  (a)           1,895,400

SunGard Data Systems                                                                             63,000  (a)           3,482,010

US Cellular                                                                                      30,900  (a)           2,039,400

Univision Communications, Cl. A                                                                  47,100  (a)           2,058,741

Westwood One                                                                                     57,300  (a)           1,504,125

                                                                                                                      32,248,203

TECHNOLOGY--13.7%

Adobe Systems                                                                                    51,600                2,317,872

Agilent Technologies                                                                             59,700  (a)           2,328,897

Analog Devices                                                                                   71,100  (a)           3,363,741

Applied Materials                                                                                86,100  (a)           4,701,060

Brocade Communications Systems                                                                   20,700  (a)             786,393

CIENA                                                                                            42,600  (a)           2,345,556

Cisco Systems                                                                                   510,900  (a)           8,675,082

Comverse Technology                                                                              47,400  (a)           3,246,900

Corning                                                                                          94,800                2,082,756

Dell Computer                                                                                   115,500  (a)           3,036,495

Dover                                                                                            64,200                2,508,294

EMC                                                                                             188,100  (a)           7,448,760

Hewlett-Packard                                                                                 172,500                4,904,175

ITT Industries                                                                                   44,400                1,956,708

Intel                                                                                           380,700               11,767,437

International Business Machines                                                                 128,100               14,749,434

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

International Rectifier                                                                          42,900  (a)           2,380,950

Juniper Networks                                                                                 16,800  (a)             991,704

Maxim Integrated Products                                                                        38,700  (a)           1,977,570

Micron Technology                                                                                63,600  (a)           2,886,168

Microsoft                                                                                       336,300  (a)          22,784,325

NVIDIA                                                                                           21,900  (a)           1,824,270

Network Appliance                                                                                46,200  (a)           1,051,059

Oracle                                                                                          477,300  (a)           7,713,168

Pitney Bowes                                                                                     53,100                2,021,517

QUALCOMM                                                                                         19,200  (a)           1,101,312

QLogic                                                                                           90,900  (a)           3,898,701

Scientific-Atlanta                                                                               57,900                3,342,567

Siebel Systems                                                                                   68,700  (a)           3,131,346

Sun Microsystems                                                                                171,300  (a)           2,932,656

Tellabs                                                                                          55,800  (a)           1,959,138

Unisys                                                                                          173,400  (a)           2,087,736

                                                                                                                     138,303,747

UTILITIES--5.8%

AT&T                                                                                             82,500                1,838,100

Ameren                                                                                           74,700                3,135,159

BellSouth                                                                                        56,700                2,379,132

Calpine                                                                                          69,600  (a)           3,966,504

PPL                                                                                              45,000                2,475,000

Pinnacle West Capital                                                                            61,200                3,071,628

Qwest Communications International                                                              150,300                6,147,270

SBC Communications                                                                              295,200               12,177,000

Sempra Energy                                                                                   114,300                3,162,681

TXU                                                                                              68,100                2,993,676

Verizon Communications                                                                          239,400               13,183,758

WorldCom                                                                                        238,800  (a)           4,358,100

                                                                                                                      58,888,008

TOTAL COMMON STOCKS

   (cost $704,291,521)                                                                                               714,652,637



                                                                                               Principal
BONDS AND NOTES--27.9%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--7.1%

ABN Amro Bank, N.V., Sub. Notes,

   7.55%, 6/28/2006                                                                           3,200,000                3,410,304

Anadarko Finance, Gtd. Notes,

   6.75%, 5/1/2011                                                                              200,000  (b)             200,052

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                           5,000,000                5,071,085

Boeing Capital, Sr. Notes,

   6.10%, 3/1/2011                                                                            1,500,000                1,471,479

CIT Group, Sr. Notes,

   7.125%, 10/15/2004                                                                         4,400,000                4,525,853

Citigroup, Notes,

   5.70%, 2/6/2004                                                                            5,000,000                5,062,535

Ford Motor Credit, Bonds,

   7.375%, 2/1/2011                                                                           5,000,000                5,131,780

General Electric Capital, Notes,

   6.80%, 11/1/2005                                                                           2,500,000                2,622,625

General Motors Acceptance, Notes,

   6.38%, 1/30/2004                                                                           4,500,000                4,565,178

HSBC Holding, Sub. Notes,

   7.50%, 7/15/2009                                                                           1,000,000                1,046,266

Household Finance, Notes,

   8%, 7/15/2010                                                                              4,500,000                4,856,436

International Lease Finance, Notes,

   6.75%, 11/3/2003                                                                           3,500,000                3,627,564

Lehman Brothers Holdings,

  Notes:

      6.625%, 4/1/2004                                                                        5,000,000                5,111,380

      8.50%, 5/1/2007                                                                         2,500,000                2,704,183

Morgan Stanley Dean Witter & Co., Sr. Unsub.,

   7.125%, 1/15/2003                                                                          4,500,000                4,651,011

National Westminster Bank, Sub. Notes,

   7.375%, 10/1/2009                                                                          5,000,000                5,224,350

Qwest Capital Funding, Notes,

   7.25%, 2/15/2011                                                                           2,700,000  (b)           2,731,225

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Standard Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1994-2, Cl. A,

   7.25%, 4/7/2008                                                                            2,000,000                2,121,204

Toyota Motor Credit, Notes,

   5.50%, 12/15/2008                                                                            675,000                  635,558

Verizon Global Funding, Notes,

   7.25%, 12/1/2010                                                                           2,050,000  (b)           2,127,183

Wells Fargo, Notes,

   6.625%, 7/15/2004                                                                          5,000,000                5,156,020

                                                                                                                      72,053,271

INDUSTRIAL--5.7%

AOL Time Warner, Notes,

   6.75%, 4/15/2011                                                                           1,500,000                1,492,872

Anheuser-Busch Cos., Sr. Notes,

   6%, 4/15/2011                                                                              1,250,000                1,229,351

Campbell Soup, Notes,

   6.75%, 2/15/2011                                                                           2,000,000                1,977,420

Coca-Cola, Notes,

   5.75%, 3/15/2011                                                                           2,450,000                2,354,798

Comcast Cable Communications, Sr. Notes,

   6.375%, 1/30/2006                                                                          1,300,000                1,303,814

ConAgra Foods, Notes,

   7.50%, 9/15/2005                                                                           2,900,000                3,017,801

Conoco, Sr. Notes,

   5.90%, 4/15/2004                                                                           5,000,000                5,076,670

duPont (E.I.) de Nemours & Co., Notes,

   6.50%, 9/1/2002                                                                            3,000,000                3,066,288

Global Marine, Sr. Notes,

   7.125%, 9/1/2007                                                                           1,300,000                1,336,820

Kellogg, Notes,

   5.50%, 4/1/2003                                                                            2,400,000  (b)           2,406,739

McDonald's, Notes,

   6%, 4/15/2011                                                                              5,000,000                4,893,550

Norfolk Southern, Sr. Notes,

   6.20%, 4/15/2009                                                                           2,850,000                2,732,001

Occidental Petroleum, Sr. Notes,

   7.65%, 2/15/2006                                                                           1,300,000                1,366,784

Procter & Gamble, Deb.,

   8%, 11/15/2003                                                                             1,000,000                1,070,926


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

SBC Communications, Notes,

   5.75%, 5/2/2006                                                                            3,730,000                3,702,185

Safeway, Notes,

   7%, 9/15/2002                                                                              2,400,000                2,447,712

Target, Notes,

   6.35%, 1/15/2011                                                                           4,500,000                4,462,515

Unilever Capital, Gtd. Notes,

   6.75%, 11/1/2003                                                                           5,000,000                5,170,140

Wal-Mart Stores, Sr. Notes,

   6.875%, 8/10/2009                                                                          2,500,000                2,600,565

Western Atlas, Notes,

   7.875%, 6/15/2004                                                                          5,000,000                5,336,980

                                                                                                                      57,045,931

UTILITIES--2.6%

Coastal, Notes,

   7.75%, 6/15/2010                                                                           1,400,000                1,464,546

Detroit Edison Securitization Funding,

  Asset Backed Ctfs., Ser. 2001-1, Cl. A2,

   5.51%, 3/1/2007                                                                            4,500,000                4,501,800

PECO Energy Transition Trust,

  Asset Backed Ctfs., Ser. 1999-A, Cl. A2,

   5.63%, 3/1/2005                                                                            4,000,000                4,035,251

TECO Energy, Notes,

   5.54%, 9/15/2001                                                                           2,000,000                2,007,008

Telefonica Europe, Gtd. Notes,

   7.75%, 9/15/2010                                                                           5,000,000                5,168,450

Vodafone Group, Notes,

   7.625%, 2/15/2005                                                                          5,350,000                5,632,790

Wisconsin Electric Power, Notes,

   7.25%, 8/1/2004                                                                            3,500,000                3,653,787

                                                                                                                      26,463,632

U.S. GOVERNMENT & AGENCIES--12.5%

Federal Home Loan Bank, Bonds:

   5.125%, 9/15/2003                                                                          5,000,000                5,034,950

   5.125%, 3/6/2006                                                                           5,000,000                4,939,445

Federal Home Loan Mortgage Corp.:

  Mortgage Backed:

      6%                                                                                        650,000  (d)             645,125

      6.50%                                                                                     250,000  (d)             252,265

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp. (continued):

  Mortgage Backed (continued):

      7%                                                                                      1,000,000  (d)           1,009,060

      7.50%                                                                                     400,000  (d)             412,372

      7.50%                                                                                     670,000  (d)             684,237

      6%, 4/1/2031                                                                              670,000                  647,702

      6.50%, 4/1/2031                                                                           350,000                  346,937

      6.50%, 5/1/2031                                                                           830,000                  822,995

   Notes:

      6.25%, 10/15/2002                                                                       7,500,000                7,686,143

      6.25%, 7/15/2004                                                                        2,100,000                2,171,177

      5.875%, 3/21/2011                                                                       2,900,000                2,802,841

Federal National Mortgage Association:

  Mortgage Backed:

      6%                                                                                        300,000  (d)             289,593

      6.50%                                                                                     600,000  (d)             604,686

      6.50%                                                                                     400,000  (d)             395,872

      7%                                                                                        250,000  (d)             255,078

      7%                                                                                      1,250,000  (d)           1,260,537

      7.50%                                                                                     600,000  (d)             612,372

      8%                                                                                        500,000  (d)             516,875

      6%, 5/1/2014                                                                              250,000                  248,833

      7.50%, 3/1/2031                                                                           303,765                  310,221

      6%, 5/1/2031                                                                              500,000                  483,620

      6.50%, 5/1/2031                                                                         1,000,000                  990,320

   Notes:

      6.75%, 8/15/2002                                                                        5,500,000                5,659,065

      6.375%, 10/15/2002                                                                      2,000,000                2,053,126

      4.75%, 11/14/2003                                                                       5,000,000                4,986,140

      5.625%, 5/14/2004                                                                       5,000,000                5,082,030

      7%, 7/15/2005                                                                          25,400,000               26,981,607

      5.75%, 2/15/2008                                                                        6,900,000                6,904,699

Government National Mortgage Association I:

  Mortgage Backed:

      6.50%                                                                                     800,000  (d)             793,744

      7%                                                                                        850,000  (d)             859,291

      7.50%                                                                                     500,000  (d)             511,875

      8%                                                                                        400,000  (d)             413,500

      8.50%                                                                                     350,000  (d)             364,983

      8%, 10/15/2030                                                                            500,644                  518,007

      7.50%, 11/15/2030                                                                         301,875                  309,233


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Notes:

   6.625%, 4/30/2002                                                                            350,000                  358,617

   5.625%, 12/31/2002                                                                        13,200,000               13,490,664

   5.50%, 1/31/2003                                                                           2,200,000                2,244,682

   6%, 8/15/2004                                                                              4,900,000                5,092,815

   5.875%, 11/15/2004                                                                        10,000,000               10,362,400

   6.50%, 5/15/2005                                                                           4,900,000                5,197,969

   5.50%, 5/15/2009                                                                             525,000                  531,248

                                                                                                                     126,138,951

TOTAL BONDS AND NOTES

   (cost $277,798,093)                                                                                               281,701,785
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--1.2%

  Goldman Sachs & Co.,Tri-Party Repurchase

  Agreement, 4.45% dated 4/30/2001, due

  5/1/2001 in the amount of $12,311,522

  (fully collateralized by $8,451,000

  U.S. Treasury Bonds, 14%, 11/15/2011

   value $12,557,484)                                                                        12,310,000               12,310,000

U.S. TREASURY BILLS--.4%

   3.87%, 8/16/2001                                                                           4,000,000  (c)           3,955,040

TOTAL SHORT--TERM INVESTMENTS

   (cost $16,263,990)                                                                                                 16,265,040
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $998,353,604)                                                            100.2%            1,012,619,462

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)               (1,530,010)

NET ASSETS                                                                                       100.0%            1,011,089,452

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2001
     THESE SECURITIES AMOUNTED TO $7,465,199 OR APPROXIMATELY .7% OF NET ASSETS.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

April 30, 2001 (Unaudited)

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                            Contracts             Contracts ($)             Expiration           at 4/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              94                29,476,050             June 2001                  1,171,500

FINANCIAL FUTURES SHORT

5 Year U.S. Treasury Notes                        194                20,200,250             June 2001                    246,984

                                                                                                                       1,418,484

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            998,353,604  1,012,619,462

Cash                                                                    855,571

Receivable for investment securities sold                            13,241,407

Dividends and interest receivable                                     4,606,027

Receivable for shares of Capital Stock subscribed                       570,688

                                                                   1,031,893,155
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 1,083,551

Payable for investment securities purchased                          17,646,079

Payable for shares of Capital Stock redeemed                          1,993,560

Payable for futures variation margin--Note 1(d)                          80,513

                                                                     20,803,703
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,011,089,452
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,041,843,789

Accumulated undistributed investment income-net                       3,209,596

Accumulated net realized gain (loss) on investments                (49,648,275)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $1,418,484 net unrealized
  appreciation on financial futures)--Note 3                         15,684,342
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,011,089,45



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      360,242,494           207,218,441          54,643,069           387,856,277            1,129,171

Shares Outstanding                   25,658,281            14,805,943           3,890,397            27,607,813               80,526
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          14.04                14.00               14.05                 14.05                14.02

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                  The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            11,131,290

Cash dividends (net of $1,989 foreign taxes withheld at source)      4,253,981

TOTAL INCOME                                                        15,385,271

EXPENSES:

Management fee--Note 2(a)                                            5,089,010

Distribution and service fees--Note 2(b)                             1,785,020

Loan commitment fees--Note 4                                             6,228

TOTAL EXPENSES                                                       6,880,258

INVESTMENT INCOME-NET                                                8,505,013
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (31,977,737)

Net realized gain (loss) on financial futures                        6,239,858

NET REALIZED GAIN (LOSS)                                           (25,737,879)

Net unrealized appreciation (depreciation) on investments
  [including ($1,564,189) net unrealized (depreciation)
  on financial futures]                                            (54,920,011)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (80,657,890)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (72,152,877)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income-net                           8,505,013           28,043,600

Net realized gain (loss) on investments       (25,737,879)         (23,838,746)

Net unrealized appreciation (depreciation)
   on investments                            (54,920,011)           10,908,435

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (72,152,877)           15,113,289
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (5,524,491)          (7,870,994)

Class B shares                                (2,361,886)          (3,776,794)

Class C shares                                  (635,562)          (1,025,106)

Class R shares                                (6,549,883)         (11,264,182)

Class T shares                                   (15,116)              (5,273)

Net realized gain on investments:

Class A shares                                       --            (6,179,160)

Class B shares                                       --            (4,523,086)

Class C shares                                       --            (1,225,367)

Class R shares                                       --            (8,622,107)

Class T shares                                       --                (2,255)

TOTAL DIVIDENDS                              (15,086,938)         (44,494,324)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 65,465,248         384,764,264

Class B shares                                 18,301,848          66,869,428

Class C shares                                  5,930,830          25,243,733

Class R shares                                 84,298,700         141,760,638

Class T shares                                    175,540           1,181,085

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                  2,960,182           7,945,749

Class B shares                                  1,783,036           6,198,704

Class C shares                                    356,773           1,255,485

Class R shares                                  5,590,885          16,322,980

Class T shares                                     14,477               7,528

Cost of shares redeemed:

Class A shares                               (56,816,209)        (217,349,861)

Class B shares                               (18,164,198)         (48,954,605)

Class C shares                                (7,106,783)         (20,215,613)

Class R shares                               (92,578,123)        (119,189,075)

Class T shares                                  (122,957)             (56,015)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 10,089,249           245,784,425

TOTAL INCREASE (DECREASE) IN NET ASSETS      (77,150,566)          216,403,390
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,088,240,018          871,836,628

END OF PERIOD                               1,011,089,452        1,088,240,018

Undistributed investment income--net            3,209,596            9,791,521

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,551,979           25,020,734

Shares issued for dividends reinvested            197,431              519,415

Shares redeemed                                (4,019,567)         (14,207,844)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     729,843           11,332,305
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,281,631            4,379,183

Shares issued for dividends reinvested            119,002              405,035

Shares redeemed                                (1,289,877)          (3,221,728)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     110,756            1,562,490
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       413,092            1,650,703

Shares issued for dividends reinvested             23,732               81,762

Shares redeemed                                  (500,462)          (1,327,797)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (63,638)              404,668
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     5,833,792            9,257,129

Shares issued for dividends reinvested            372,921            1,066,118

Shares redeemed                                (6,427,678)          (7,788,037)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (220,965)           2,535,210
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        12,375              77,449

Shares issued for dividends reinvested                966                 494

Shares redeemed                                    (8,655)             (3,732)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,686              74,211

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 47,056 CLASS B SHARES REPRESENTING $654,219 WERE AUTOMATICALLY CONVERTED TO 46,960 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 93,536 CLASS B SHARES REPRESENTING $1,425,868 WERE AUTOMATICALLY CONVERTED TO 93,334 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                            April 30, 2001                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.23         15.69         14.88         15.17          13.71         11.91

Investment Operations:

Investment income--net                                 .13(a)        .44(a)        .36(a)        .33            .34           .31

Net realized and unrealized
   gain (loss) on investments                        (1.10)         (.19)         1.68          1.81           2.77          1.88

Total from Investment Operations                      (.97)          .25          2.04          2.14           3.11          2.19

Distributions:

Dividends from investment
   income-net                                         (.22)         (.38)         (.30)         (.37)          (.28)         (.31)

Dividends from net realized
   gain on investments                                  --          (.33)         (.93)        (2.06)         (1.37)         (.08)

Total Distributions                                   (.22)         (.71)        (1.23)        (2.43)         (1.65)         (.39)

Net asset value, end of period                       14.04         15.23         15.69         14.88          15.17         13.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 (6.47)(c)      1.66         14.39         16.06          25.24         18.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .62(c)       1.25          1.25          1.25           1.25          1.25

Ratio of net investment income
   to average net assets                               .88(c)       2.83          2.31          2.44           2.21          2.39

Portfolio Turnover Rate                              91.28(c)     100.47        104.42         69.71          98.88         85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     360,242       379,670       213,362        40,780         14,687         6,275

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            April 30, 2001                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.18         15.65         14.83         15.12          13.68         11.89

Investment Operations:

Investment income--net                                 .07(a)        .32(a)        .24(a)        .24            .23           .21

Net realized and unrealized
   gain (loss) on investments                        (1.09)         (.19)         1.69          1.79           2.77          1.87

Total from Investment Operations                     (1.02)          .13          1.93          2.03           3.00          2.08

Distributions:

Dividends from investment
   income-net                                         (.16)         (.27)         (.18)         (.26)         (.19)         (.21)

Dividends from net realized
   gain on investments                                  --          (.33)         (.93)        (2.06)        (1.37)         (.08)

Total Distributions                                   (.16)         (.60)        (1.11)        (2.32)        (1.56)         (.29)

Net asset value, end of period                       14.00         15.18         15.65         14.83         15.12         13.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 (6.79)(c)       .84         13.64         15.20         24.27         17.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .99(c)       2.00          2.00          2.00          2.00          2.00

Ratio of net investment income
   to average net assets                               .51(c)       2.07          1.55          1.70          1.47          1.65

Portfolio Turnover Rate                              91.28(c)     100.47        104.42         69.71         98.88         85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     207,218       223,096       205,491        62,324        28,940         9,141

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            April 30, 2001                                Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.23         15.70         14.87         15.16          13.70         11.90

Investment Operations:

Investment income--net                                 .07(a)        .32(a)        .24(a)        .22            .24           .25

Net realized and unrealized
   gain (loss) on investments                        (1.09)         (.19)         1.71          1.81           2.78          1.84

Total from Investment Operations                     (1.02)          .13          1.95          2.03           3.02          2.09

Distributions:

Dividends from investment
   income-net                                         (.16)         (.27)         (.19)         (.26)          (.19)         (.21)

Dividends from net realized
   gain on investments                                  --          (.33)         (.93)        (2.06)         (1.37)         (.08)

Total Distributions                                  (.16)          (.60)        (1.12)        (2.32)         (1.56)         (.29)

Net asset value, end of period                      14.05          15.23         15.70         14.87          15.16         13.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                (6.82)(c)        .90         13.59         15.24          24.41         17.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .99(c)         2.00          2.00          2.00           2.00          2.00

Ratio of net investment income
   to average net assets                             .51(c)         2.07          1.57          1.69           1.47          1.62

Portfolio Turnover Rate                            91.28(c)       100.47        104.42         69.71          98.88         85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      54,643        60,237        55,723         8,004          2,017           237

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            April 30, 2001                                     Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.24         15.70         14.88         15.18          13.72         11.92

Investment Operations:

Investment income--net                                 .14(a)        .47(a)        .40(a)        .38            .36           .34

Net realized and unrealized

   gain (loss) on investments                        (1.09)         (.18)         1.69          1.79           2.79          1.88

Total from Investment Operations                      (.95)          .29          2.09          2.17           3.15          2.22

Distributions:

Dividends from investment
   income-net                                         (.24)         (.42)         (.34)         (.41)          (.32)         (.34)

Dividends from net realized
   gain on investments                                  --          (.33)         (.93)        (2.06)         (1.37)         (.08)

Total Distributions                                  (.24)          (.75)        (1.27)        (2.47)         (1.69)         (.42)

Net asset value, end of period                      14.05          15.24         15.70         14.88          15.18         13.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (6.35)(b)       1.86         14.76         16.37          25.56         18.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         .50(b)        1.00          1.00          1.00           1.00          1.00

Ratio of net investment income
   to average net assets                             1.00(b)        3.07          2.54          2.71           2.44          2.68

Portfolio Turnover Rate                             91.28(b)      100.47        104.42         69.71          98.88         85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     387,856       424,083       397,234       207,132        148,605       129,744

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended

                                                                              April 30, 2001              Year Ended October 31
                                                                                                        --------------------------

CLASS T SHARES                                                                    (Unaudited)           2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    15.21          15.68           15.43

Investment Operations:

Investment income--net                                                                    .11(b)         .36(b)          .08(b)

Net realized and unrealized
   gain (loss) on investments                                                           (1.10)          (.15)            .17

Total from Investment Operations                                                         (.99)           .21             .25

Distributions:

Dividends from investment income-net                                                     (.20)          (.35)             --

Dividends from net realized gain on investments                                            --           (.33)             --

Total Distributions                                                                      (.20)          (.68)             --

Net asset value, end of period                                                          14.02          15.21           15.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                                                    (6.60)(d)       1.35            1.62(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .74(d)        1.50             .32(d)

Ratio of net investment income
   to average net assets                                                                  .75(d)        2.52             .40(d)

Portfolio Turnover Rate                                                                 91.28(d)      100.47          104.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   1,129          1,154              26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/ Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the fund's investment adviser. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"),  a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and discounts on fixed income securities on a scientific basis. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to increase or decrease accumulated net investment income with an offsetting increase or decrease to accumulated unrealized appreciation (depreciation) on investments. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2001, are set forth in the Statement of Financial Futures.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $19,144,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $452,674, $786,805, $210,366 and $1,392, respectively, pursuant to their respective plans. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $262,269, $70,122 and $1,392, respectively, pursuant to the Service Plan.

Under its terms, each Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2001, amounted to $940,960,339 and $908,001,497, respectively.

At April 30, 2001,  accumulated net unrealized  appreciation on investments
and  financial   futures  was  $15,684,342,   consisting  of  $79,050,018  gross
unrealized appreciation and $63,365,676 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

                                                             The Fund

                        For More Information

                        Dreyfus Premier Balanced Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  342SA0401


Dreyfus

Disciplined Intermediate

Bond Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined

                                                         Intermediate Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Disciplined Intermediate Bond Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Dan Fasciano.

High quality bonds generally provided attractive returns over the six-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lowershort-term interest rates helped boost the value of interest-rate-sensitive bonds, such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these same conditions hurt the performance of many credit-sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Dan Fasciano, Portfolio Manager

How did Dreyfus Disciplined Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's Investor shares produced a total return of 6.00%. The fund's Restricted shares produced a total return of 6.13%.(1) In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 6.22% for the same period.(2)

The fund's competitive performance was primarily a result of its emphasis on bonds that did well in a falling interest-rate environment. In addition, the fund's investments in high quality corporate bonds produced attractive returns as they snapped back from a major sell-off in late 2000.

What is the fund's investment approach?

We invest primarily in a mixture of U.S. Government and agency bonds, corporate bonds and mortgage-related securities, generally keeping the portfolio's weighted average maturity between three and 10 years. Compared to U.S. Treasury securities, high-grade corporate bonds generally offer additional yield in return for some credit risk, while mortgage-backed securities generally offer additional yield spreads in exchange for the mortgage holders' right to refinance their mortgages at any time.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") was very active during the period, cutting short-term interest rates four times in an attempt to stimulate a weakening economy, from 6.5% to 4.5%. Although the Fed does not directly control rates on bonds, yields on most bonds fell when short-term interest rates were reduced.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Because bond prices move in a direction opposite that of interest rates, the period was strong for bonds in general. The fund benefited even more than the general market because of its relatively long duration, a measure of sensitivity to changes in interest rates. Generally, the longer a bond's duration, the more its price changes in response to interest-rate movements.

In addition, short-term interest rates fell much more than long-term rates, positively affecting the fund's performance. For instance, yields on two-year Treasury notes fell from 5.92% to 4.28% during the reporting period. However, the 30-year Treasury bond yield ended the reporting period where it started at 5.78%. As a result, prices of shorter maturity bonds benefited the most from falling interest rates. Most of the fund's holdings mature in less than ten years, so their prices generally rose more than most longer term bonds.

Our emphasis on corporate bonds was also a positive influence on the fund's performance. Corporate bond prices began the period at relatively low levels amid investor concerns about deteriorating credit quality in an economic slowdown. Corporate bonds later saw their prices appreciate when the Fed's actions to stimulate the economy suggested that the economic environment -- and corporate bonds' creditworthiness -- might soon improve.

However, mortgage-backed securities provided mixed performance during the period. During February and March, an increasing number of homeowners refinanced their mortgages, effectively returning principal to holders of mortgage-backed securities. This negatively affected the prices of these types of securities because bondholders were unable to reinvest the returned principal at comparably high rates. However, by April, the rate of refinancing fell sharply, and mortgage-backed securities prices rebounded. The fund focused primarily on discount mortgages -- those with lower prices and lower yields -- because refinancing risk was lower for such securities. Homeowners are less likely to refinance when the rates on their mortgages are already relatively low.

Regarding U.S. Treasury securities, the 30-year bond began the reporting period at a relatively high price because of supply-and-demand factors unique to this area of the market. Therefore, despite the positive influence of falling interest rates, Treasury securities did not perform as strongly as other types of bonds during the period. The fund invested a lower percentage of its assets in U.S. Treasury securities than its benchmark, avoiding much of the relative weakness in this area.

What is the fund's current strategy?

The fund's current strategy is to invest in bonds that we believe will benefit from a stabilizing economy and flat to slightly rising interest rates. Preliminary figures indicate that the U.S. economy grew at a relatively strong 2% annual rate during the first quarter of 2001, which surprised many Wall Street experts. As a result of our confidence in the economy, we continue to emphasize corporate bonds. In addition, we believe that our emphasis on mortgage-backed securities should contribute positively to returns if, as we expect, interest rates have bottomed.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)




                                                                                               Principal
BONDS AND NOTES--98.0%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED CTFS./FINANCE--3.9%

Chemical Master Credit Card Trust I,

   Ser. 1995-3, Cl. A, 6.23%, 2005                                                            3,000,000                3,060,420

CitiBank Credit Card Master Trust I,

   Ser. 1999-1, Cl. A, 5.5%, 2006                                                             3,250,000                3,273,855

MBNA Master Credit Card Trust,

   Ser. 1998-J, Cl. A, 5.25%, 2006                                                            5,000,000                5,028,266

                                                                                                                      11,362,541

AUTOMOTIVE--2.9%

Ford Motor,

   Notes, 7.45%, 2031                                                                         3,700,000                3,614,789

Hertz,

   Sr. Notes, 8.25%, 2005                                                                     4,500,000                4,774,212

                                                                                                                       8,389,001

BANKING--3.7%

BSCH Issuances,

   Sub. Notes, 7.625%, 2010                                                                   1,125,000                1,166,819

Bank of America,

   Sub. Notes, 7.4%, 2011                                                                     2,775,000                2,891,198

Capital One Financial,

   Notes, 7.25%, 2003                                                                         2,500,000                2,519,145

Fleet Financial Group,

   Notes, 6.375%, 2008                                                                        2,775,000                2,752,686

U.S. Bank, N. A.,

   Sub. Notes, 5.7%, 2008                                                                     1,500,000                1,432,323

                                                                                                                      10,762,171

BROADCASTING--1.0%

Clear Channel Communications,

   Sr. Notes, 7.65%, 2010                                                                     2,775,000                2,865,523

BROKERAGE--2.0%

Lehman Brothers Holdings,

   Notes, 7.75%, 2005                                                                         2,775,000                2,895,313

Merrill Lynch & Co.,

   Medium-Term Notes, Ser. B, 6.15%, 2006                                                     2,775,000                2,781,829

                                                                                                                       5,677,142

CABLE TELEVISION--.9%

Time Warner Cos.,

   Gtd. Sr. Notes, 6.95%, 2028                                                                2,775,000                2,562,782



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--8.0%

Countrywide Funding,

   Ser. 1994-10, Cl. A5, 6%, 2009                                                                 6,469                    6,448

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC:

      Ser. 1546, Cl. G, 6.75%, 12/15/2021                                                     8,050,000                8,175,781

      Ser. 1552, Cl. H, 6.75%, 11/15/2022                                                     7,500,000                7,549,613

      Ser. 1660, Cl. H, 6.5%, 1/15/2009                                                       2,570,000                2,629,666

      Ser. 2019, Cl. D, 6.5%, 7/15/2021                                                       2,700,000                2,688,640

      Ser. 2218, Cl. A, 6%, 11/15/2022                                                        2,080,666                2,079,886

                                                                                                                      23,130,034

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.0%

Asset Securitization:

   Ser. 1995-MD IV, Cl. A1, 7.1%, 2029                                                        3,198,649                3,341,853

   Ser. 1997-D4, Cl. A-CS1, 1.535%, 2029

      (Interest Only Obligation)                                                              7,260,858  (a,b)            85,581

GS Mortgage Securities II,

   Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                       2,500,000                2,530,425

                                                                                                                       5,957,859

ELECTRIC POWER--1.0%

Dominion Resources,

   Sr. Notes, Ser. C, 7.6%, 2003                                                              2,775,000                2,884,077

FINANCE--1.7%

Ford Motor Credit,

   Notes, 7.6%, 2005                                                                          2,775,000                2,906,019

Household Finance,

   Notes, 6%, 2004                                                                            2,000,000                2,020,128

                                                                                                                       4,926,147

FOREIGN/GOVERNMENTAL--.5%

United Mexican States,

   Bonds, 9.875%, 2007                                                                        1,400,000                1,508,500

FOREIGN/YANKEE--3.5%

Midland Bank,

   Sub. Notes, 7.65%, 2007                                                                    1,500,000  (c)           1,610,457

National Australia Bank,

   Sub. Notes, 6.4%, 2007                                                                     2,625,000  (a)           2,652,095

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                   2,775,000                2,899,514

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/YANKEE (CONTINUED)

Telefonica Europe,

   Gtd. Notes, 8.25%, 2030                                                                    2,775,000                2,889,319

                                                                                                                      10,051,385

INDUSTRIAL--3.5%

Cox Communications:

   Notes, 6.5%, 2002                                                                          2,750,000                2,784,337

   Notes, 6.75%, 2011                                                                         1,000,000                  975,309

Kellogg's,

   Notes, 6%, 2006                                                                            1,400,000  (d)           1,389,340

WMX Technologies,

   Sr. Notes, 7.1%, 2003                                                                      5,050,000  (e)           5,138,022

                                                                                                                      10,287,008

INSURANCE--.8%

American General,

   Sr. Notes, 6.625%, 2029                                                                    2,500,000                2,300,290

OIL & GAS-2.9%

Coastal,

   Notes, 7.75%, 2010                                                                         2,775,000                2,902,939

Phillips Petroleum,

   Deb., 7%, 2029                                                                             2,775,000                2,660,040

Transocean Sedco Forex,

   Notes, 6.625%, 2011                                                                        2,775,000  (d)           2,752,808

                                                                                                                       8,315,787

REAL ESTATE--1.9%

EOP Operating,

   Notes, 8.375%, 2006                                                                        2,750,000                2,936,849

Liberty Property,

   Sr. Notes, 7.25%, 2011                                                                     2,775,000                2,705,811

                                                                                                                       5,642,660

RETAIL--.7%

Federated Department Stores,

   Notes, 6.3%, 2009                                                                          2,250,000                2,149,513

TELECOMMUNICATION--3.0%

Lucent Technologies,

   Deb., 6.45%, 2029                                                                          2,800,000                1,857,719

Qwest Capital Funding:

   Bonds, 7.75%, 2031                                                                         2,775,000  (d)           2,775,158

   Notes, 7.25%, 2011                                                                         2,600,000  (d)           2,630,069


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

WorldCom,

   Sr. Notes, 6.125%, 2001                                                                    1,440,000                1,442,766

                                                                                                                       8,705,712

U.S. GOVERNMENTS--14.2%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                          10,285,000                9,372,001

   7.875%, 2/15/2021                                                                            750,000                  919,868

U.S. Treasury Notes:

   5.75%, 8/15/2003                                                                           7,325,000                7,538,744

   5.875%, 11/15/2004                                                                         8,500,000                8,808,040

   6%, 8/15/2009                                                                              1,005,000                1,048,115

   6.5%, 10/15/2006                                                                           9,800,000               10,476,788

   6.5%, 2/15/2010                                                                              325,000                  350,165

   6.625%, 4/30/2002                                                                          2,750,000                2,817,705

                                                                                                                      41,331,426

U.S. GOVERNMENT AGENCIES--10.7%

Federal Home Loan Mortgage Corp.:

   Notes, 5.25%, 1/15/2006                                                                    2,000,000                1,987,934

   Notes, 5.75%, 4/15/2008                                                                    6,000,000                5,993,808

Federal National Mortgage Association:

   Bonds, 7.25%, 5/15/2030                                                                    2,780,000                3,064,450

   Notes, 5.625%, 5/14/2004                                                                   7,500,000                7,623,045

   Notes, 7.125%, 6/15/2010                                                                   5,750,000                6,202,192

   Notes, 7.3%, 7/19/2005                                                                     6,025,000                6,225,307

                                                                                                                      31,096,736

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--28.7%

Federal Home Loan Mortgage Corp.:

   5.5%, 9/1/2006                                                                             6,217,813                6,260,530

   6.5%, 3/1/2031                                                                            12,943,437               12,830,323

   7%, 10/1/2030                                                                              5,060,615                5,111,221

   8.5%, 6/1/2018                                                                             6,849,724                7,213,582

Federal National Mortgage Association:

   6%, 7/1/2030-3/1/2031                                                                     12,236,580               11,846,196

   6.5%, 8/1/2029                                                                             2,994,823                2,969,547

   7%, 6/1/2009                                                                               1,058,377                1,088,467

   8%, 7/1/2007-2/1/2013                                                                      5,808,544                6,029,534

Government National Mortgage Association I:

   6%, 11/15/2008-5/15/2009                                                                   1,966,922                1,989,284

   6.5%, 2/15/2024-5/15/2028                                                                  8,859,498                8,810,264

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I (continued):

   7%, 10/15/2023-12/15/2023                                                                  6,590,225                6,692,986

   7.5%, 3/15/2027                                                                            2,770,177                2,840,292

   8%, 5/15/2007-2/15/2008                                                                    4,065,017                4,220,958

   9%, 12/15/2009                                                                             2,552,232                2,709,347

Government National Mortgage Association II,

   6.5%, 4/20/2031                                                                            3,000,000                2,965,290

                                                                                                                      83,577,821

WIRELESS COMMUNICATIONS--.5%

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                    1,400,000  (d)           1,407,169

TOTAL BONDS AND NOTES

   (cost $281,736,627)                                                                                               284,891,284
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party Repurchase Agreement,

  4.4% Dated 4/30/2001, due 5/1/2001 in the

  amount of $3,513,429 (fully collateralized by

  $3,165,000 U.S. Treasury Bonds, 6.875%,

  8/15/2025, value $3,625,646)

   (cost $3,513,000)                                                                          3,513,000                3,513,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $285,249,627)                                                             99.2%              288,404,284

CASH AND RECEIVABLES (NET)                                                                          .8%                2,444,186

NET ASSETS                                                                                       100.0%              290,848,470

(A)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B)  NOTIONAL FACE AMOUNT SHOWN.

(C)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 5/1/2025.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2001, THESE SECURITIES AMOUNTED TO $10,954,544 OR 3.8% OF NET ASSETS.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 8/15/2026.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             285,249,627   288,404,284

Receivable for investment securities sold                              5,413,801

Interest receivable                                                    3,653,297

Paydowns receivable                                                      112,623

Other assets                                                                952

                                                                     297,584,957
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates-Note 2                    133,598

Cash overdraft due to Custodian                                         944,072

Payable for investment securities purchased                           5,579,817

Payable for shares of Capital Stock redeemed                             79,000

                                                                      6,736,487
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,848,470
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     292,007,809

Accumulated net realized gain (loss) on investments                 (4,313,996)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              3,154,657
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,848,470

NET ASSET VALUE PER SHARE

                                                         Investor    Restricted
                                                           Shares        Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          8,225,533   282,622,937

Shares Outstanding                                        673,025    23,124,756
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.22        12.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,098,717

EXPENSES:

Management fee--Note 2(a)                                              825,664

Distribution fees (Investor Shares)--Note 2(b)                           9,146

Loan commitment fees--Note 4                                               991

TOTAL EXPENSES                                                         835,801

INVESTMENT INCOME--NET                                               9,262,916
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              4,443,724

Net unrealized appreciation (depreciation) on investments            4,610,094

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,053,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,316,734

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,262,916          18,301,927

Net realized gain (loss) on investments         4,443,724          (5,392,777)

Net unrealized appreciation (depreciation)
   on investments                               4,610,094           5,371,570

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,316,734          18,280,720
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                 (216,518)            (245,854)

Restricted Shares                             (9,046,398)         (18,144,809)

TOTAL DIVIDENDS                               (9,262,916)         (18,390,663)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                                 2,822,421           4,984,888

Restricted Shares                              13,300,876          93,250,972

Dividends reinvested:

Investor Shares                                    65,016              85,639

Restricted Shares                               2,823,568           5,497,962

Cost of shares redeemed:

Investor Shares                               (1,031,130)          (1,196,518)

Restricted Shares                            (44,445,176)         (52,975,021)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (26,464,425)          49,647,922

TOTAL INCREASE (DECREASE) IN NET ASSETS      (17,410,607)          49,537,979
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           308,259,077          258,721,098

END OF PERIOD                                 290,848,470          308,259,077

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                       232,508             426,471

Shares issued for dividends reinvested              5,324               7,299

Shares redeemed                                  (84,948)            (101,929)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     152,884             331,841
-------------------------------------------------------------------------------

RESTRICTED SHARES

Shares sold                                     1,089,284           7,953,394

Shares issued for dividends reinvested            231,243             469,054

Shares redeemed                               (3,638,109)          (4,512,594)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (2,317,582)           3,909,854

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2001                               Year Ended October 31,
                                                                    ----------------------------------------------------------------

INVESTOR SHARES                                 (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               11.87         11.92         12.87         12.52          12.29         12.50

Investment Operations:

Investment income--net                                 .36           .72           .70           .72            .74           .71

Net realized and unrealized
   gain (loss) on investments                          .35          (.04)         (.79)          .35            .23          (.21)

Total from Investment Operations                       .71           .68          (.09)         1.07            .97           .50

Distributions:

Dividends from investment
   income-net                                        (.36)         (.73)         (.70)          (.72)         (.74)         (.71)

Dividends from net realize
   gain on investments                                  --           --          (.16)           --             --            --

Total Distributions                                  (.36)         (.73)         (.86)          (.72)         (.74)         (.71)

Net asset value, end of period                       12.22        11.87         11.92          12.87         12.52         12.29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  12.10(b)         5.95         (.69)           8.80          8.21          4.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .80(b)          .80          .80             .80           .80           .79

Ratio of net investment income
   to average net assets                           5.92(b)         6.16         5.74            5.68          6.01          5.61

Portfolio Turnover Rate                           68.66(c)       100.49       114.24          106.93        143.91        198.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       8,226        6,176        2,244          1,438            317           126

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                    ---------------------------------------------------------------

RESTRICTED SHARES                               (Unaudited)         2000          1999          1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.87         11.91         12.85         12.52          12.29         12.50

Investment Operations:

Investment income--net                                 .37           .75           .73           .76            .77           .74

Net realized and unrealized
   gain (loss) on investments                          .35          (.03)         (.78)          .32            .23          (.21)

Total from Investment Operations                       .72           .72          (.05)         1.08           1.00           .53

Distributions:

Dividends from investment
   income-net                                        (.37)         (.76)         (.73)          (.75)         (.77)         (.74)

Dividends from net realize
   gain on investments                                  --            --         (.16)           --             --            --

Total Distributions                                  (.37)         (.76)         (.89)          (.75)         (.77)         (.74)

Net asset value, end of period                      12.22         11.87         11.91          12.85         12.52         12.29
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  12.36(b)         6.30          (.37)          8.90          8.49          4.45
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .55(b)          .55           .55            .55           .55           .55

Ratio of net investment income
   to average net assets                           6.18(b)         6.40          5.99           5.95          6.31          6.29

Portfolio Turnover Rate                           68.66(c)       100.49        114.24         106.93        143.91        198.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     282,623      302,083       256,477        169,585       108,688        58,466

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Intermediate Bond Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor, and bear a distribution fee. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the fund's distributor, and bear no distribution fee. Other differences between the classes include the services offered to and the expenses borne by each class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjust-

ment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an  unused  capital  loss  carryover  of  approximately  $8,646,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $3,138,000 of the carryover expires in fiscal 2007 and $5,508,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2001, Investor shares were charged $9,146 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $203,327,842 and $229,188,430, respectively.

At April 30, 2001,  accumulated  net unrealized  appreciation on investments was
$3,154,657,   consisting  of  $4,972,363  gross   unrealized   appreciation  and
$1,817,706 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

Note 5--Subsequent Event:

On April 26, 2001, the Board of Directors approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange of shares of the MPAM Bond Fund at net asset value.


NOTES

                        For More Information

                        Dreyfus
                        Disciplined Intermediate Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  302SA0401



Dreyfus Premier
Midcap Stock Fund

SEMIANNUAL REPORT
April 30, 2001



(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value




                                 Contents

                                 THE FUND

--------------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover


                                                               Dreyfus Premier
                                                               Midcap Stock Fund

                                                                       The Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Midcap Stock Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

The past six months have been troublesome for the stock market, including small-and midcap stocks. The Russell 2000 Index, a popular barometer of small-cap stock performance, fell 1.77% during the reporting period. The Russell Midcap Index fell 4.86% during the same period.

However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the Russell Midcap Growth Index and Russell 2000 Growth Index, declined a hefty 28% and 17.34% , respectively, during the reporting period. In contrast, value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose 9.30% and 14.62%, respectively, during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www. dreyfus.com

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001





DISCUSSION OF FUND PERFORMANCE
------------------------------

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's Class A, B, C, R and T shares each provided total returns of -3.91%, -4.31%, -4.26%, -3.76% and -4.03%, respectively.(1) In comparison, the Standard & Poor's MidCap 400 Index, which serves as the fund's benchmark, produced a total return of -1.40% for the same period.(2)

We attribute the fund's absolute performance to heightened stock market volatility, which remained a difficult challenge for the fund's management team and quantitative model during the reporting period. However, individual stock selection in such areas as energy, utilities and financial services proved beneficial to fund performance.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines
computer   modeling  techniques,  fundamental  analysis  and  risk  management.
The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based upon our analysis of which inputs are being rewarded by
investors,   we   establish  weightings  for  each  input  and  make  continuous adjustments for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow input. After considering the different valuation inputs, our investment management team conducts fundamental research on each stock, which ulti-

                                                                      The  Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

mately results in their buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

The fund's performance was primarily affected by the inability of its quantitative model to respond effectively to rapidly changing market conditions. While the model examines a mixture of growth and value characteristics, without necessarily favoring either, it does not work well in very polarized markets in which one investment style dominates another and then suddenly shifts.

While it is more typical for investment styles to remain in favor for months and sometimes years at a time, this was not the case during the reporting period. For instance, value dominated growth during the first half of the period. During that time, the value style, in which investors seek out low-priced stocks, outperformed the growth style, in which investors pay premiums for companies expected to show superior profits. However, in January and again in April, growth stocks generally outperformed value by a significant margin, regardless of capitalization size.

Nevertheless, our focus on individual stock selection partly offset the model's difficulties. The fund' s top performers were found in the energy, electric utilities and financial services sectors. Energy companies benefited from high oil and natural gas prices. For example, Ultramar Diamond Shamrock, an independent refiner and marketer, benefited from higher prices at the pump. Given the California energy crisis and concerns about a summer power shortage nationwide, electric utilities were highly sought-after investments. PPL, which generates and markets electricity throughout the U.S., the United Kingdom and Latin America, was a top performer during the period.

In the financial services sector, certain regional banks and savings & loans -- such as New York-based Dime Bancorp -- reported improved business results during this time of falling interest rates. Since January, the Federal Reserve Board has cut short-term interest rates in an effort to stimulate the national economy, which benefited the sector and, in turn, the fund.

On the other hand, the fund' s investments in stocks of technology and telecommunication companies generally performed poorly. One exception was Symantec, a world leader in Internet security technology and virus protection, which saw its stock price surge during January and April when growth investing was back in favor.

What is the fund's current strategy?

The fund's strategy is to continue to employ our quantitative investment process, which we believe could become more effective as investors increasingly focus on more traditional methods of looking at stocks, such as taking both a company's current profitability and future growth prospects into account. We believe that the midcap stock category offers opportunity because it contains a collection of dynamic companies that are large enough to remain viable in difficult times, yet small enough in size to allow for above-average growth potential should the economy improve.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(2) SOURCE: LIPPER INC.-- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.

                                                                      The Fund



STATEMENT OF INVESTMENTS
April 30, 2001 (Unaudited)
----------------------------------------------------------------------------------

Common Stocks--98.4%                                        Shares        Value ($)
-----------------------------------------------------------------------------------

Alcohol & Tobacco--.5%
R.J. Reynolds Tobacco Holdings                              21,200       1,241,684
Consumer Cyclical--9.3%
American Eagle Outfitters                                   43,100 a     1,604,182
Atlas Air Worldwide Holdings                                37,800 a       960,120
BJ's Wholesale Club                                         57,500 a     2,604,750
Brinker International                                       65,000 a     1,865,500
Brunswick                                                   35,000         702,100
Callaway Golf                                               31,800         771,468
Darden Restaurants                                          43,900       1,198,909
International Game Technology                               22,700 a     1,269,611
Johnson Controls                                            19,700       1,426,280
Jones Apparel Group                                         48,400 a     1,923,416
Lear                                                        15,300 a       550,800
MGM Mirage                                                  40,800 a     1,226,856
Miller (Herman)                                             39,300       1,043,415
Neiman Marcus Group, Cl. A                                  24,200 a       786,500
Payless ShoeSource                                          21,200 a     1,351,500
Williams-Sonoma                                             37,800 a     1,136,646
Zale                                                        43,900 a     1,464,504
                                                                        21,886,557
Consumer Staples--3.2%
Alberto-Culver, Cl. B                                       19,700         802,578
Dean Foods                                                  21,200         784,400
Energizer Holdings                                          48,400 a     1,152,888
Interstate Bakeries                                         26,100         366,183
McCormick & Co. (Non-Voting Shares)                         32,200       1,265,460
Pepsi Bottling Group                                        18,200         728,364
Suiza Foods                                                 22,700 a     1,052,145
Tyson Foods, Cl. A                                          92,300       1,270,971
                                                                         7,422,989
Energy--9.5%
BJ Services                                                 42,400 a     3,487,400
ENSCO International                                         77,100       2,999,190
Energen                                                     28,700       1,066,205
Equitable Resources                                         18,700       1,496,000

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
-----------------------------------------------------------------------------------

Energy (continued)
Louis Dreyfus Natural Gas                                   30,700 a     1,169,670
Marine Drilling Cos.                                        57,500 a     1,723,275
Murphy Oil                                                  28,000       2,296,000
Nabors Industries                                           21,200 a     1,263,944
Nobel Affiliates                                            15,700         682,479
Questar                                                     54,500       1,753,265
Rowan Cos.                                                  49,900 a     1,656,181
Ultramar Diamond Shamrock                                   60,500       2,729,155
                                                                        22,322,764
Health Care--12.8%
Albany Molecular Research                                   15,700 a       495,021
AmeriSource Health, Cl. A                                   27,200 a     1,468,800
Andrx Group                                                 14,200 a       837,800
Barr Laboratories                                           16,600 a       961,970
Beckman Coulter                                             25,700         913,635
Bergen Brunswig, Cl. A                                      63,500       1,162,050
Cytyc Industries                                            65,400 a     1,540,170
Forest Laboratories                                          9,100 a       556,465
Genzyme (General Division)                                  30,300 a     3,301,791
Health Net                                                  71,100 a     1,532,205
IDEC Pharmaceuticals                                        55,600 a     2,735,520
IVAX                                                        62,000 a     2,483,100
King Pharmaceuticals                                        16,900 a       711,997
Mylan Laboratories                                          39,300       1,050,882
Oxford Health Plans                                         65,000 a     2,021,500
Protein Design Labs                                         16,600 a     1,066,550
Quest Diagnostics                                           19,700 a     2,427,040
Trigon Healthcare                                           25,700 a     1,547,397
Waters                                                      40,800 a     2,129,760
Wellpoint Health Networks                                   10,600 a     1,041,450
                                                                        29,985,103
Interest Sensitive--16.9%
AmeriCredit                                                 42,400 a     1,965,664
Associated Banc                                             51,400       1,795,402
Banknorth Group                                             45,400         898,466

                                                                        The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
-----------------------------------------------------------------------------------

Interest Sensitive (continued)
City National                                               27,200       1,051,280
Compass Bancshares                                          84,700       1,959,958
Countrywide Credit Industries                               21,600         921,672
Dime Bancorp                                                74,100       2,471,235
Dime Bancorp (Warrants)                                     68,300 a        15,709
Edwards (A.G.)                                              48,400       1,968,428
Federated Investors, Cl. B                                  28,900         842,435
First Tennessee National                                    59,000       1,927,530
Gallagher (Arthur J.) & Co.                                 49,200       1,240,824
Golden West Financial                                       20,000       1,174,000
GreenPoint Financial                                        36,300       1,335,840
Heller Financial, Cl. A                                     31,800       1,014,738
LaBranche & Co.                                             24,400 a       878,400
M&T Bank                                                    30,300       2,167,965
Mercantile Bankshares                                       39,300       1,475,715
Metris Cos.                                                 42,400       1,272,000
Nationwide Financial Services, Cl. A                        31,800       1,302,528
North Fork Bancorporation                                   92,300       2,450,565
Old Republic International                                  49,900       1,441,611
PMI Group                                                   40,800       2,623,440
Radian Group                                                31,800       2,464,500
Silicon Valley Bancshares                                   33,300 a       834,498
TCF Financial                                               30,300       1,152,309
Union Planters                                              30,300       1,151,703
                                                                        39,798,415
Internet Related--.5%
Macromedia                                                  49,900 a     1,130,734

Producer Goods--10.3%
Albany International, Cl. A                                 27,200 a       539,104
Alexander & Baldwin                                         33,300         751,581
American Standard Cos.                                      33,300 a     2,006,325
Ashland                                                     19,900         856,894
Bemis                                                       21,200         797,332
Bowater                                                     25,700       1,246,450
C&D Technologies                                            26,400         936,672


-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
-----------------------------------------------------------------------------------

Producer Goods (continued)
CNF                                                         18,700         573,342
Cytec Industries                                            46,900 a     1,534,099
D.R. Horton                                                 67,200       1,627,584
Eastman Chemical                                            24,100       1,283,084
Englehard                                                   27,200         699,312
H.B. Fuller                                                 19,700         814,398
Harsco                                                      30,300         857,490
Kennametal                                                  16,600         543,982
Lennar                                                      34,800       1,523,196
Lyondell Chemical                                           68,100       1,069,851
Parker-Hannifin                                             24,200       1,128,204
Precision Castparts                                         33,300       1,244,088
Teekay Shipping                                             20,000       1,014,800
Tidewater                                                   33,300       1,560,771
Westvaco                                                    30,300         799,314
York International                                          25,700         776,397
                                                                        24,184,270
Services--11.4%
Administaff                                                 29,500 a       711,245
Belo, Cl. A                                                 56,800       1,001,952
Cox Radio, Cl. A                                            42,400 a     1,093,920
DST Systems                                                 43,900 a     2,156,368
Entercom Communications                                     13,600 a       620,432
Fiserv                                                      27,200 a     1,505,248
Heidrick & Struggles International                          18,200 a       459,550
Knight-Ridder                                               17,200         931,380
Manpower                                                    39,300       1,271,355
Republic Services                                           27,200 a       489,600
Reynolds & Reynolds, Cl. A                                  43,900         906,974
SEI Investments                                             39,600       1,588,356
Scholastic                                                  30,300 a     1,264,722
SunGard Data Systems                                        65,000 a     3,592,550
Telephone and Data Systems                                  10,600       1,113,000
United Rentals                                              36,600 a       732,732
United States Cellular                                      12,100 a       798,600

                                                                        The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                   Shares       Value ($)
----------------------------------------------------------------------------------

Services (continued)
Valassis Communications                                     30,300 a     1,071,105
Viad                                                        68,100       1,692,966
Washington Post, Cl. B                                       2,800       1,626,800
Westwood One                                                80,200 a     2,105,250
                                                                        26,734,105
Technology--17.3%
Advent Software                                              9,300 a       520,614
Anixter International                                       52,900 a     1,393,915
Arrow Electronics                                           69,600 a     1,948,800
Atmel                                                       85,400 a     1,186,206
Autodesk                                                    37,800       1,317,708
Avnet                                                       43,900       1,119,889
Black Box                                                   16,600 a       965,954
Cabot Microelectronics                                      24,200 a     1,549,284
Cadence Design Systems                                      83,200 a     1,722,240
Credence Systems                                            31,800 a       755,250
Cypress Semiconductor                                       40,300 a       910,780
Diebold                                                     27,200         886,448
DuPont Photomasks                                           12,900 a       719,820
Electro Scientific Industries                               21,900 a       784,677
Electronic Arts                                             16,700 a       945,554
Federal Signal                                              36,300         830,181
Henry (Jack) & Associates                                   39,300       1,107,867
InFocus                                                     24,200 a       472,142
Integrated Device Technology                                26,200 a     1,026,254
International Rectifier                                     27,200 a     1,509,600
Lattice Semiconductor                                       49,900 a     1,229,037
Macrovision                                                 16,600 a       949,188
Mentor Graphics                                             27,200 a       715,632
Mercury Interactive                                          7,800 a       515,970
Microchip Technology                                        34,800 a     1,006,764
NVIDIA                                                      19,800 a     1,649,340
PerkinElmer                                                  7,800         521,898
Polycom                                                     25,700 a       597,011
Power-One                                                   15,100 a       264,401

-----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
-----------------------------------------------------------------------------------
Technology (continued)
Rational Software                                           50,700 a     1,227,447
SPX                                                         13,600 a     1,531,496
Sawtek                                                      24,900 a       612,540
Semtech                                                     40,800 a     1,173,816
Sybase                                                      86,200 a     1,357,650
Symantec                                                    39,300 a     2,547,033
Tech Data                                                   39,300 a     1,369,998
Vishay Intertechnology                                      68,100 a     1,699,095
                                                                        40,641,499
Utilities--6.7%
Alliant Energy                                              43,900       1,369,680
Conectiv                                                    46,900       1,045,870
Dycom Industries                                            31,800 a       522,474
IDACORP                                                     37,800       1,455,300
Kansas City Power & Light                                   36,300         947,430
NRG Energy                                                  41,100 a     1,469,325
PPL                                                         28,700       1,578,500
Pinnacle West Capital                                       28,700       1,440,453
Public Service Company of New Mexico                        34,700       1,253,711
Puget Energy                                                46,900       1,113,406
TECO Energy                                                 36,300       1,161,237
UtiliCorp United                                            68,100       2,403,930
                                                                        15,761,316
Total Common Stocks
  (cost $214,249,965)                                                  231,109,436

                                                                        The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

-----------------------------------------------------------------------------------
                                                          Principal
SHORT-TERM INVESTMENTS--1.4%                             Amount ($)       Value ($)
-----------------------------------------------------------------------------------
Repurchase Agreements;
  Goldman Sachs & Co.,
  Tri-Party Repurchase Agreement, 4.45%
  dated 4/30/2001 due 5/1/2001,
  in the amount of $3,280,405
  (fully collateralized by $3,033,000
  U.S. Treasury Bonds, 6.625% due
  2/15/2027, value $3,305,021)
  (cost $3,280,000)                                         3,280,000    3,280,000

Total Investments (cost $217,529,965)                           99.8%  234,389,436

Cash and Receivables (Net)                                        .2%      430,695

Net Assets                                                     100.0%  234,820,131

a  Non-income producing.
See notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)

------------------------------------------------------------------------------------
                                                                  Cost         Value
Assets ($):
Investments in securities--
  See Statement of Investments--Note 1(c)                  217,529,965   234,389,436
Cash                                                                         529,054
Receivable for investment securities sold                                    773,234
Receivable for shares of Capital Stock subscribed                            606,803
Dividends and interest receivable                                            148,988

                                                                         236,447,515
Liabilities ($):
Due to The Dreyfus Corporation and affiliates--Note 2                        249,579
Payable for shares of Capital Stock redeemed                               1,120,573
Payable for investment securities purchased                                  256,832
Loan commitment fees payable                                                     400
                                                                           1,627,384
Net Assets ($)                                                           234,820,131
Composition of Net Assets ($):
Paid-in capital                                                          226,912,626
Accumulated investment (loss)                                               (362,702)
Accumulated net realized gain (loss) on investments                       (8,589,264)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                  16,859,471
Net Assets ($)                                                           234,820,131
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
                       Class A       Class B      Class C      Class R       Class T
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)      89,988,327    39,142,203    8,602,295   96,598,774       488,532
Shares Outstanding   5,743,171     2,576,395      565,163    6,102,510        31,342
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value
  Per Share ($)          15.67         15.19        15.22        15.83         15.59

See notes to financial statements.

                                                                        The Fund





STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Investment Income ($):
Income:
Cash dividends                                                              982,046
Interest                                                                    185,262
Total Income                                                              1,167,308
Expenses:
Management fee--Note 2(a)                                                 1,214,906
Distribution and service plan fees--Note 2(b)                               313,813
Loan commitment fees--Note 4                                                  1,291
Total Expenses                                                            1,530,010
Investment (Loss)                                                          (362,702)
Realized and Unrealized Gain (Loss) on Investments--Note 3 ($):
Net realized gain (loss) on investments                                  (8,110,947)
Net unrealized appreciation (depreciation) on investments                  (577,295)
Net Realized and Unrealized Gain (Loss) on Investments                   (8,688,242)
Net (Decrease) in Net Assets Resulting from Operations                   (9,050,944)

See notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------
                                              Six Months Ended
                                              April 30, 2001            Year Ended
                                                 (Unaudited)      October 31, 2000
-----------------------------------------------------------------------------------
Operations ($):
Investment (loss)-net                               (362,702)             (341,308)
Net realized gain (loss) on investments           (8,110,947)           42,788,497
Net unrealized appreciation (depreciation)
  on investments                                    (577,295)           (2,034,020)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       (9,050,944)           40,413,169

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares                                   (14,423,757)           (1,598,532)
Class B shares                                    (6,688,674)             (519,276)
Class C shares                                    (1,322,435)             (107,432)
Class R shares                                   (20,031,313)           (1,850,641)
Class T shares                                       (19,296)                 (700)
Total Dividends                                  (42,485,475)           (4,076,581)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                    55,178,432           104,916,243
Class B shares                                     8,769,580            10,679,826
Class C shares                                     3,296,923             3,115,224
Class R shares                                    10,282,142            21,691,421
Class T shares                                       399,802               101,488
Dividends reinvested:
Class A shares                                    13,792,613             1,527,643
Class B shares                                     5,673,517               423,230
Class C shares                                       869,528                61,915
Class R shares                                    16,853,812             1,514,740
Class T shares                                        19,296                   700

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------
                                            Six Months Ended
                                              April 30, 2001            Year Ended
                                                 (Unaudited)      October 31, 2000
------------------------------------------------------------------------------------
Capital Stock Transactions ($) (continued):
Cost of shares redeemed:
Class A shares                                   (40,292,457)         (122,967,002)
Class B shares                                    (3,127,213)           (5,771,725)
Class C shares                                    (1,094,174)           (2,491,383)
Class R shares                                   (19,232,801)          (23,477,518)
Class T shares                                       (21,275)               (1,104)
Increase (Decrease) in Net Assets
  from Capital Stock Transactions                 51,367,725           (10,676,302)
Total Increase (Decrease) in Net Assets             (168,694)           25,660,286
Net Assets ($):
Beginning of Period                              234,988,825           209,328,539
End of Period                                    234,820,131           234,988,825

See notes to financial statements.

----------------------------------------------------------------------------------
                                              Six Months Ended
                                              April 30, 2001            Year Ended
                                                 (Unaudited)      October 31, 2000
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A a
Shares sold                                        3,537,732             5,440,489
Shares issued for dividends reinvested               884,142                89,075
Shares redeemed                                   (2,600,987)           (6,620,304)
Net Increase (Decrease) in Shares Outstanding      1,820,887            (1,090,740)

Class B a
Shares sold                                          570,786               568,541
Shares issued for dividends reinvested               373,996                25,043
Shares redeemed                                     (206,127)             (318,509)
Net Increase (Decrease) in Shares Outstanding        738,655               275,075

Class C
Shares sold                                          216,191               166,511
Shares issued for dividends reinvested                57,206                 3,659
Shares redeemed                                      (74,621)             (135,849)
Net Increase (Decrease) in Shares Outstanding        198,776                34,321

Class R
Shares sold                                          655,062             1,133,012
Shares issued for dividends reinvested             1,070,763                87,862
Shares redeemed                                   (1,248,710)           (1,226,963)
Net Increase (Decrease) in Shares Outstanding        477,115                (6,089)

Class T
Shares sold                                           26,137                 5,333
Shares issued for dividends reinvested                 1,243                    42
Shares redeemed                                       (1,492)                  (61)
Net Increase (Decrease) in Shares Outstanding         25,888                 5,314

a During  the  period  ended  April 30,  2001,  931 Class B shares  representing
$13,691 were automatically converted to 906 Class A shares and during the period ended October 31, 2000, 4,599 Class B shares representing $90,097 were automatically converted to 4,510 Class A shares.

See notes to financial statements.
---------------------------------------------------------------------------------------------------------------------------
                                                                          The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                        Six Months Ended
                          April 30, 2001                   Year Ended October 31,
                                              -----------------------------------------------
Class A Shares                (Unaudited)          2000     1999     1998a     1997     1996
---------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period              19.99       16.69    14.24     17.02    14.36    11.92
Investment Operations:
Investment income (loss)-net        (.02)b      (.03)b   (.03)b    (.01)     .02      .04
Net realized and
  unrealized gain (loss)
  on investments                    (.77)       3.66     2.48      (.29)    4.79     2.98
Total from
  Investment Operations             (.79)       3.63     2.45      (.30)    4.81     3.02
Distributions:
Dividends from
  investment income-net            --          --       --         (.01)    (.01)    (.05)
Dividends from net realized
  gain on investments              (3.53)       (.33)   --        (2.47)   (2.14)    (.53)
Total Distributions                (3.53)       (.33)   --        (2.48)   (2.15)    (.58)
Net asset value, end of period     15.67       19.99    16.69     14.24    17.02    14.36
---------------------------------------------------------------------------------------------
Total Return (%)                   (3.91)c,d   22.14c   17.21c    (2.16)c  38.40    26.29
Ratios/Supplemental Data (%):
Ratio of operating expenses
  to average net assets              .67d       1.35     1.35      1.35     1.35     1.35
Ratio of interest expense
  and loan commitment fees
  to average net assets              .00d,e      .01    --        --       --       --
Ratio of net investment
  income (loss)
  to average net assets             (.15)d      (.17)    (.17)     (.19)     .16      .28
Portfolio Turnover Rate            43.81d     122.19    80.15     78.02    81.87    90.93
---------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                     89,988      78,425   83,674    38,267    6,847    3,205

a  Effective January 16, 1998, Investor shares were redesignated as Class A shares.
b  Based on average shares outstanding at each month end.
c  Exclusive of sales charge.
d  Not annualized.
e  Amount represents less than .01%.

See notes to financial statements.



----------------------------------------------------------------------------------------
                                    Six Months Ended
                                      April 30, 2001          Year Ended October 31,
                                                          ------------------------------
Class B Shares                            (Unaudited)       2000       1999      1998a
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period           19.57       16.46      14.16      14.65
Investment Operations:
Investment (loss)                               (.08)b      (.17)b     (.15)b     (.06)
Net realized and unrealized gain (loss)
  on investments                                (.77)       3.61       2.45       (.43)
Total from Investment Operations                (.85)       3.44       2.30       (.49)
Distributions:
Dividends from net realized gain
  on investments                               (3.53)       (.33)     --         --
Net asset value, end of period                 15.19       19.57      16.46      14.16
Total Return (%) c                             (4.31)d     21.22      16.32      (3.41)d
Ratios/Supplemental Data (%):
Ratio of operating expenses
  to average net assets                         1.04d       2.10       2.10       1.66d
Ratio of interest expense
  and loan commitment fees
  to average net assets                          .00d,e      .01      --         --
Ratio of net investment (loss)
  to average net assets                         (.52)d      (.91)      (.92)      (.77)d
Portfolio Turnover Rate                        43.81d     122.19      80.15      78.02
Net Assets, end of period
  ($ x 1,000)                                 39,142      35,959     25,724     16,867

a  From January 16, 1998 (commencement of initial offering) to October 31, 1998.
b  Based on average shares outstanding at each month end.
c  Exclusive of sales charge.
d  Not annualized.
e  Amount represents less than .01%.

See notes to financial statements.

                                                                      The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

------------------------------------------------------------------------------------
                                 Six Months Ended
                                   April 30, 2001      Year Ended October 31,
                                                   --------------------------------
Class C Shares                         (Unaudited)    2000       1999      1998a
------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period           19.59    16.48      14.17      14.65
Investment Operations:
Investment (loss)                               (.08)b   (.17)b     (.15)b     (.06)
Net realized and unrealized gain (loss)
  on investments                                (.76)    3.61       2.46       (.42)
Total from Investment Operations                (.84)    3.44       2.31       (.48)
Distributions:
Dividends from net realized gain
  on investments                               (3.53)    (.33)     --         --
Net asset value, end of period                 15.22    19.59      16.48      14.17
Total Return (%) c                             (4.26)d  21.19      16.30      (3.28)d
Ratios/Supplemental Data (%):
Ratio of operating expenses
  to average net assets                         1.04d    2.10       2.10       1.66d
Ratio of interest expense
  and loan commitment fees
  to average net assets                          .00d,e   .01      --         --
Ratio of net investment (loss)
  to average net assets                         (.52)d   (.91)      (.92)      (.77)d
Portfolio Turnover Rate                        43.81d  122.19      80.15      78.02
Net Assets, end of period
  ($ x 1,000)                                   8,602   7,178      5,473      3,485

a  From January 16, 1998 (commencement of initial offering) to October 31, 1998.
b  Based on average shares outstanding at each month end.
c  Exclusive of sales charge.
d  Not annualized.
e  Amount represents less than .01%.
See notes to financial statements.





----------------------------------------------------------------------------------------
                       Six Months Ended
                       April 30, 2001               Year Ended October 31,
                                          ----------------------------------------------
Class R Shares             (Unaudited)    2000     1999     1998a     1997     1996
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period              20.14       16.77    14.28     17.03    14.36    11.92
Investment Operations:
Investment income-net                .00b,c      .02b     .01b      .01      .05      .07
Net realized and
  unrealized gain (loss)
  on investments                    (.78)       3.68     2.48      (.26)    4.80     2.98
Total from Investment Operations    (.78)       3.70     2.49      (.25)    4.85     3.05
Distributions:
Dividends from
  investment income-net               --          --       --      (.03)    (.04)    (.08)
Dividends from net realized
  gain on investments              (3.53)       (.33)   --        (2.47)   (2.14)    (.53)
Total Distributions                (3.53)       (.33)   --        (2.50)   (2.18)    (.61)
Net asset value, end of period     15.83       20.14    16.77     14.28    17.03    14.36
Total Return (%)                   (3.76)d     22.40    17.44     (1.88)   38.88    26.61
Ratios/Supplemental Data (%):
Ratio of operating expenses
  to average net assets              .55d       1.10     1.10      1.10     1.10     1.10
Ratio of interest expense
  and loan commitment fees
  to average net assets              .00d,e      .01    --        --       --       --
Ratio of net investment income
  (loss) to average net assets      (.02)d       .10      .09       .05      .42      .57
Portfolio Turnover Rate           43.81d      122.19    80.15     78.02    81.87    90.93
Net Assets, end of period
  ($ x 1,000)                    96,599      113,318   94,455    53,888   31,769   15,644

a  Effective January 16, 1998, Restricted shares were redsignated as Class R shares.
b  Based on average shares outstanding at each month end.
c  Amount represents less than $.01 per share.
d  Not annualized.
e  Amount represents less than .01%.

See notes to financial statements.

                                                                      The Fund




FINANCIAL HIGHLIGHTS (CONTINUED)

-----------------------------------------------------------------------------------------
                                               Six Months Ended
                                                 April 30, 2001    Year Ended October 31,
                                                                  -----------------------
Class T Shares                                       (Unaudited)       2000     1999 a
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                      19.93       16.68      16.84
Investment Operations:
Investment (loss)                                          (.03)b      (.08)b     (.01)b
Net realized and unrealized gain (loss)
  on investments                                           (.78)       3.66       (.15)
Total from Investment Operations                           (.81)       3.58       (.16)
Distributions:
Dividends from net realized gain
  on investments                                          (3.53)       (.33)        --
Net asset value, end of period                            15.59       19.93      16.68
Total Return (%) c                                        (4.03)d     21.84        .95d
Ratios/Supplemental Data (%):
Ratio of operating expenses
  to average net assets                                     .79d       1.60        .34d
Ratio of interest expense
  and loan commitment fees
  to average net assets                                     .00d,e      .01         --
Ratio of net investment (loss)
  to average net assets                                    (.25)d      (.41)      (.06)d
Portfolio Turnover Rate                                   43.81d     122.19      80.15
Net Assets, end of period
  ($ x 1,000)                                               489         109          2

a  From August 16, 1999 (commencement of initial offering) to October31, 1999.
b  Based on average shares outstanding at each month end.
c  Exclusive of sales charge.
d  Not annualized.
e  Amount represents less than .01%.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor' s 400 Midcap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.
                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.

The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the

                                                                      The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $805 during the period ended April 30, 2001 from commissions earned on sales of fund shares.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares, respectively. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended April 30, 2001, Class A, Class B, Class C
and   Class  T  shares  were  charged  $99,233,  $132,103,  $28,500  and  $221, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $44,035, $9,500 and $221, respectively, pursuant to the Service Plan.

Under its terms, the plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the

                                                                      The  Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $109,914,116 and $96,771,644, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$16,859,471,   consisting  of  $33,621,470  gross  unrealized  appreciation  and
$16,761,999 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.



                                                           For More Information

                        Dreyfus Premier Midcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  330SA0401



Dreyfus Premier

Small Cap

Value Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                           Small Cap Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Cap Value Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William P. Rydell.

The past six months have been troublesome for the stock market, including small-and midcap stocks. The Russell 2000 Index, a popular barometer of small-cap stock performance, fell 1.77% during the reporting period. The Russell Midcap Index fell 4.86% during the same period.

However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the Russell Midcap Growth Index and Russell 2000 Growth Index declined a hefty 28% and 17.34% , respectively, during the reporting period. In contrast, value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose 9.30% and 14.62%, respectively, during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

William P. Rydell, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's Class A, B, C, R and T shares each produced total returns of 8.34%, 8.04%, 7.95%, 8.58% and 8.25%, respectively.(1) In contrast, the Russell 2000 Value Index, the fund' s benchmark, produced a total return of 14.62% for the same period.(2)

The fund's absolute performance was due, in part, to investor preference toward the small-cap value style during the reporting period. Investors found that small, value-oriented stocks were attractively priced compared to larger stocks, which had risen more dramatically over the past few years. However, the fund's relative performance fell short of its benchmark primarily because of its technology holdings, which remained largely out of favor with investors.

What is the fund's investment approach?

The fund uses a disciplined investment process that combines fundamental analysis and risk management with a computer model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. Our stock evaluation process uses several different criteria -- including changes in earnings estimates and changes in price-to-earnings ratios -- in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, we select stocks on a company-by-company basis. To ensure ample diversification, we allocate the portfolio' s assets among industries and economic sectors in similar proportions to the Russell 2000 Value Index. We generally stay industry neutral in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a neutral stance, stock selection drives the fund's performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was primarily influenced by shifting investor sentiment during the six-month reporting period. Investors were reluctant to invest in previously high-flying growth stocks, such as technology companies, and began once again to appreciate companies with more consistent earnings growth. Because they often sell at relatively low prices, value stocks tend not to go down as dramatically as growth stocks when they face an earnings shortfall, but they often perform well when they produce positive earnings surprises.

A good example of an industry that provided positive earnings news during the reporting period was homebuilding. While the economy slowed dramatically in late 2000, these relatively inexpensive stocks performed well, as consumer demand for housing remained solid. Companies such as D.R. Horton, M.D.C. Holdings and Pulte produced excellent returns for the fund during the period, when we saw surprising strength in home sales.

The fund' s holdings in the energy sector also performed well during the reporting period, specifically the fund' s holdings in oil refiners, such as Ultramar Diamond Shamrock and Valero Energy. Energy prices remained high during the period, causing many multinational oil companies to increase their anticipated investments to find oil and natural gas. This benefited refiners as well as service businesses that provide other services to these multinational oil companies.

Electric utilities were also strong performers for the fund during the reporting period, as companies such as Public Service Company of New Mexico began to reap the benefits of industry deregulation, including the ability to sell electricity to new markets. The California energy crisis underscored the scarcity of electricity, boosting the stock prices of companies engaged in the generation, transmission, distribution and marketing of this commodity.

Other strong areas for the fund included financial services companies, which generally benefited from lower interest rates. Many regional banks were able to boost their lending volume after the Federal Reserve Board reduced short-term interest rates during the period. In addition, several of the fund' s retail holdings produced surprisingly positive results as consumer spending remained steady during the period.

On the other hand, technology and telecommunications stocks performed poorly during the period after reaching lofty price levels in 1999 and early 2000. Even though technology stocks comprised only approximately 2% to 3% of the fund's total assets throughout the reporting period, some of these stocks still negatively affected the fund's returns.

What is the fund's current strategy?

Our investment model continues to focus on companies with excellent track records that, in our opinion, offer strong dividend yields and are likely to produce positive earnings surprises. Given the market's recent turbulence, stock prices have come down from last year's highs and we believe that there are many excellent investment opportunities available today. To reduce risk, we remain committed to investing across the entire economy so that shareholders can benefit from a broad diversification strategy.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)



COMMON STOCKS--94.6%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL--11.3%

America West Holdings, Cl. B                                                                      4,500  (a)              45,945

Borders Group                                                                                     5,200  (a)              96,720

CBRL Group                                                                                        3,000                   59,250

Christopher & Banks                                                                               1,300  (a)              51,415

Coach                                                                                             1,300                   42,172

Dillard's, Cl. A                                                                                  4,200                   71,148

Dress Barn                                                                                        1,200  (a)              29,040

GTECH Holdings                                                                                    1,200  (a)              39,120

JAKKS Pacific                                                                                     4,600  (a)              65,918

K-Swiss, Cl. A                                                                                    1,200                   28,512

Landry's Seafood Restaurants                                                                      3,300                   39,996

Lear                                                                                              3,300  (a)             118,800

Neiman Marcus Group, Cl. A                                                                        2,600  (a)              84,500

Payless ShoeSource                                                                                1,300  (a)              82,875

Phillips-Van Heusen                                                                               2,100                   31,500

Pier 1 Imports                                                                                    4,500                   49,950

Polo Ralph Lauren                                                                                 2,300  (a)              59,800

Prime Hospitality                                                                                 4,500  (a)              46,305

Reebok International                                                                              1,600  (a)              41,008

Ruby Tuesday                                                                                      3,100                   59,055

ShopKo Stores                                                                                     3,700  (a)              29,452

SkyWest                                                                                           1,300                   34,450

Superior Industries International                                                                 1,200                   48,300

Toro                                                                                              1,900                   87,685

Tweeter Home Entertainment Group                                                                  1,700  (a)              42,517

U.S. Industries                                                                                   8,700                   44,457

Venator Group                                                                                     6,100  (a)              80,764

ValueVision International, Cl. A                                                                  3,300  (a)              58,575

Zale                                                                                              2,200  (a)              73,392

                                                                                                                       1,642,621

CONSUMER STAPLES--3.4%

Corn Products International                                                                       1,700                   41,650

Dean Foods                                                                                        1,500                   55,500

Dole Food                                                                                         3,100                   46,500

Earthgrains                                                                                       2,600                   58,500

Libbey                                                                                              900                   30,231



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

National Service Industries                                                                       1,900                   45,790

Riviana Foods                                                                                     3,800                   64,980

Smithfield Foods                                                                                  2,300  (a)              78,775

Suiza Foods                                                                                         900  (a)              41,715

Tupperware                                                                                        1,300                   28,626

                                                                                                                         492,267

ENERGY--6.8%

AGL Resources                                                                                     2,600                   59,410

California Water Service Group                                                                    1,800                   46,458

Comstock Resources                                                                                4,200  (a)              45,360

Energen                                                                                           2,800                  104,020

Equitable Resources                                                                                 600                   48,000

Key Energy Services                                                                               3,000  (a)              39,510

MDU Resources Group                                                                               1,900                   76,000

New Jersey Resources                                                                              1,700                   73,593

ONEOK                                                                                             1,700                   73,474

Pioneer Natural Resources                                                                         4,800  (a)              91,728

Seitel                                                                                            2,700  (a)              52,677

Stone Energy                                                                                      1,200  (a)              59,640

Ultramar Diamond Shamrock                                                                           900                   40,599

Vintage Petroleum                                                                                 3,600                   74,376

WGL Holdings                                                                                      3,300                   94,380

                                                                                                                         979,225

FINANCIAL SERVICES--1.8%

Allied Capital                                                                                    2,500                   58,175

Doral Financial                                                                                   3,200                  103,680

Gallagher (Arthur J.) & Co.                                                                       2,200                   55,484

IndyMac Bancorp                                                                                   1,900  (a)              43,510

                                                                                                                         260,849

HEALTH CARE--6.6%

Albany Molecular Research                                                                         1,200  (a)              37,836

Alpharma, Cl. A                                                                                   1,500                   33,930

Bergen Brunswig, Cl. A                                                                            5,500                  100,650

Coventry Health Care                                                                              3,600  (a)              73,908

Datascope                                                                                         1,700                   64,396

Health Net                                                                                        4,600  (a)              99,130

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Henry Schein                                                                                      1,700  (a)              65,314

Humana                                                                                            4,400  (a)              43,472

Invitrogen                                                                                          700  (a)              49,357

Mid Atlantic Medical Services                                                                     2,700  (a)              54,891

Omnicare                                                                                          1,900                   42,180

Owens & Minor                                                                                     2,000                   38,920

STERIS                                                                                            3,700  (a)              67,266

Service Corporation International                                                                22,000  (a)             102,740

Sunrise Assisted Living                                                                           1,900  (a)              42,769

VISX                                                                                              1,900  (a)              38,475

                                                                                                                         955,234

INTEREST SENSITIVE--21.9%

Amli Residential Properties Trust                                                                 3,000                   69,960

American Capital Strategies                                                                       2,300                   60,950

Arden Realty                                                                                      3,100                   77,717

Astoria Financial                                                                                 1,100                   63,646

BRE Properties, CL. A                                                                             2,000                   56,500

BancorpSouth                                                                                      4,000                   59,160

BancWest                                                                                          1,900                   47,405

Bank United (Contingent Payment Rights)                                                             700  (a)                 252

BankAtlantic Bancorp, Cl. A (Non-Voting Shares)                                                   5,000                   34,050

Banknorth Group                                                                                   3,000                   59,370

Boykin Lodging                                                                                    3,600                   41,904

CBL & Associates Properties                                                                       1,500                   41,325

CVB Financial                                                                                     4,900                   76,930

Cabot Industrial Trust                                                                            2,900                   56,463

Camden Property Trust                                                                             1,500                   49,950

Capital Automotive REIT                                                                           2,700                   42,822

Chittenden                                                                                        1,000                   30,000

City National                                                                                     1,700                   65,705

Colonial BancGroup                                                                                3,900                   48,555

Corus Bankshares                                                                                  1,100                   56,375

Cullen/Frost Bankers                                                                              1,600                   51,200

Dime Community Bancshares                                                                         1,000                   29,400

Downey Financial                                                                                  2,100                   90,384

Eaton Vance                                                                                       1,400                   45,220

FelCor Lodging Trust                                                                              3,300                   72,567



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

First Industrial Realty Trust                                                                     2,000                   61,500

First Merchants                                                                                   1,300                   29,250

Fulton Financial                                                                                  3,150                   63,441

Glenborough Realty Trust                                                                          3,600                   62,640

HRPT Properties Trust                                                                             5,800                   50,866

Harbor Florida Bancshares                                                                         3,500                   55,825

Highwoods Properties                                                                              3,100                   79,670

Home Properties of New York                                                                       1,200                   34,020

Hospitality Properties Trust                                                                      2,200                   57,970

Innkeepers USA Trust                                                                              2,800                   31,780

JDN Realty                                                                                        3,000                   35,640

Jefferies Group                                                                                   2,200                   70,730

Kilroy Realty                                                                                     1,600                   42,480

MAF Bancorp                                                                                       2,100                   56,595

Nationwide Health Properties                                                                      4,200                   74,130

New Plan Excel Realty Trust                                                                       3,500                   55,125

PFF Bancorp                                                                                       2,700                   58,455

Provident Financial Group                                                                         1,900                   56,658

Realty Income                                                                                     1,200                   34,332

Reckson Associates Realty                                                                         3,400                   79,934

Regency Centers                                                                                   2,800                   69,860

Silicon Valley Bancshares                                                                         1,600  (a)              40,096

Sky Financial Group                                                                               3,300                   61,875

Southwest Bancorporation of Texas                                                                 2,000  (a)              67,000

Summit Properties                                                                                 1,700                   40,936

Susquehanna Bancshares                                                                            2,800                   50,652

Washington Federal                                                                                3,400                   86,734

Webster Financial                                                                                 3,000                   95,580

Weingarten Realty Investors                                                                       1,800                   76,284

Westamerica Bancorporation                                                                        2,700                   98,820

Whitney Holding                                                                                   1,400                   55,860

                                                                                                                       3,162,548

INSURANCE--4.3%

Alfa                                                                                              2,700                   53,325

CNA Surety                                                                                        3,700                   50,505

Commerce Group                                                                                    2,200                   75,768

Fidelity National Financial                                                                       2,100                   49,161

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

First American                                                                                    1,700                   33,915

LandAmerica Financial Group                                                                       1,300                   39,000

Leucadia National                                                                                 2,100                   67,305

Presidential Life                                                                                 2,600                   44,876

Selective Insurance Group                                                                         2,500                   61,625

StanCorp Financial Group                                                                          2,400                  109,752

Triad Guaranty                                                                                    1,300  (a)              46,033

                                                                                                                         631,265

PRODUCER GOODS--21.7%

AGCO                                                                                              5,500                   47,850

Albemarle                                                                                         2,600                   60,736

Alexander & Baldwin                                                                               3,200                   72,224

Applied Industrial Technologies                                                                   2,600                   49,166

Arkansas Best                                                                                     1,700  (a)              33,405

Ball                                                                                              1,000                   46,000

Belden                                                                                            1,700                   40,137

Buckeye Technologies                                                                              2,900  (a)              35,351

CNF                                                                                               2,300                   70,518

Cable Design Technologies                                                                         3,400  (a)              50,524

Carlisle Cos.                                                                                     2,100                   77,595

Carpenter Technology                                                                              2,100                   55,020

Centex                                                                                            1,900                   81,985

Crossmann Communities                                                                             1,200  (a)              39,900

Cytec Industries                                                                                  2,400  (a)              78,504

D.R. Horton                                                                                       3,000                   72,660

ESCO Technologies                                                                                 2,700  (a)              68,310

Encompass Services                                                                               10,500  (a)              53,970

Ferro                                                                                             1,900                   39,653

GenCorp                                                                                           4,300                   51,686

Great Lakes Chemical                                                                              1,000                   31,430

H.B. Fuller                                                                                       2,500                  103,350

HEICO                                                                                             2,800                   50,260

Harsco                                                                                            1,500                   42,450

JLG Industries                                                                                    3,400                   41,820

KB HOME                                                                                           2,500                   75,550

Lennar                                                                                            2,500                  109,425

Lincoln Electric Holdings                                                                         3,100                   63,240



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Lubrizol                                                                                          2,700                   79,083

M.D.C. Holdings                                                                                   2,500                  107,550

Manitowoc                                                                                         2,100                   57,750

Massey Energy                                                                                     2,300                   51,773

Milacron                                                                                          3,100                   56,575

Minerals Technologies                                                                             1,200                   46,020

Newport News Shipbuilding                                                                           900                   58,185

Nortek                                                                                            1,900  (a)              53,238

OM Group                                                                                            900                   49,230

Olin                                                                                              3,700                   70,115

Pactiv                                                                                            7,900  (a)             110,442

Pope & Talbot                                                                                     3,000                   41,250

Precision Castparts                                                                               1,700                   63,512

Pulte                                                                                             1,600                   74,848

Roadway Express                                                                                   3,700                   90,280

Snap-on                                                                                           1,100                   31,900

Thomas Industries                                                                                 2,500                   65,275

Toll Brothers                                                                                     1,800  (a)              63,900

Trammell Crow                                                                                     2,600  (a)              29,198

Trico Marine Services                                                                             3,000  (a)              43,440

United Stationers                                                                                 1,100  (a)              31,317

Universal Forest Products                                                                         3,200                   52,480

Wolverine Tube                                                                                    4,000  (a)              56,400

Worthington Industries                                                                            4,600                   54,970

York International                                                                                1,700                   51,357

                                                                                                                       3,132,807

SERVICES--5.8%

ADVO                                                                                                900  (a)              29,241

American Greetings, Cl. A                                                                         6,800                   78,268

Audiovox, Cl. A                                                                                   4,400  (a)              36,740

Banta                                                                                             3,000                   78,300

Casella Waste Systems, Cl. A                                                                      5,900  (a)              53,690

Hollinger International                                                                           2,600                   40,508

Liberty                                                                                           1,000                   35,800

Media General, Cl. A                                                                              1,400                   67,284

Modis Professional Services                                                                      16,300  (a)              84,760

Pharmaceutical Product Development                                                                  800  (a)              47,640

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

R.H. Donnelley                                                                                    2,100  (a)              59,850

Tetra Tech                                                                                        1,500  (a)              36,630

US Oncology                                                                                       4,000  (a)              35,800

United Rentals                                                                                    3,900  (a)              78,078

Universal Compression Holdings                                                                    1,300                   46,800

Wallace Computer Services                                                                         1,700                   30,430

                                                                                                                         839,819

TECHNOLOGY--6.2%

ACT Manufacturing                                                                                 2,300  (a)              38,870

Anixter International                                                                             1,500  (a)              39,525

Black Box                                                                                           800  (a)              46,552

CACI International, Cl. A                                                                         1,600  (a)              53,536

Cabot Microelectronics                                                                            1,000  (a)              64,020

Daisytek International                                                                            5,300  (a)              44,255

Electro Scientific Industries                                                                     1,700  (a)              60,911

Federal Signal                                                                                    1,700                   38,879

IKON Office Solutions                                                                             8,200                   50,840

Iomega                                                                                           14,700  (a)              49,833

Keithley Instruments                                                                              2,700                   71,685

MTS Systems                                                                                       4,400                   39,600

Mentor Graphics                                                                                   1,600  (a)              42,096

Park Electrochemical                                                                              2,100                   49,350

Remedy                                                                                            2,000  (a)              35,060

Sanchez Computer Associates                                                                       4,900  (a)              55,958

Storage Technology                                                                                5,700  (a)              72,903

Technitrol                                                                                        1,300                   39,104

                                                                                                                         892,977

UTILITIES--4.8%

ALLETE                                                                                            2,700                   65,799

CH Energy Group                                                                                   1,900                   83,695

Cleco                                                                                             1,700                   76,500

Conectiv                                                                                          2,600                   57,980

IDACORP                                                                                           2,100                   80,850

Kansas City Power & Light                                                                         3,100                   80,910



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

OGE Energy                                                                                        1,800                   39,690

Public Service Company of New Mexico                                                              3,100                  112,003

RGS Energy Group                                                                                    800                   29,760

Western Resources                                                                                 2,500                   61,925

                                                                                                                         689,112

TOTAL COMMON STOCKS

   (cost $12,320,825)                                                                                                 13,678,724
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.2%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

  Greenwich Capital Markets,

  Tri-Party Repurchase Agreement, 4.50%

  dated 4/30/2001 to be repurchased

  at $600,075 on 5/1/2001,

  collateralized by $605,000 Federal

  Home Loan Mortgage Corp. Notes,

  5% due 1/15/2004, value $605,944

   (cost $600,000)                                                                              600,000                  600,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $12,920,825)                                                              98.8%               14,278,724

CASH AND RECEIVABLES (NET)                                                                         1.2%                  174,023

NET ASSETS                                                                                       100.0%               14,452,747

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(c)                            12,920,825   14,278,724

Cash                                                                    246,196

Receivable for shares of Capital Stock subscribed                        91,188

Dividends and interest receivable                                        13,284

                                                                     14,629,392
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    18,885

Payable for investment securities purchased                             142,136

Payable for shares of Capital Stock redeemed                             15,624

                                                                        176,645
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       14,452,747
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      13,635,616

Accumulated undistributed investment income--net                         24,014

Accumulated net realized gain (loss) on investments                    (564,782)

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 3                              1,357,899
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       14,452,747

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        8,313,829             3,876,325           1,595,494              650,459               16,640

Shares Outstanding                      656,063               310,436             127,755               51,155                1,314
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.67                12.49                12.49                12.72                12.66



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $36 foreign taxes withheld at source)           114,180

Interest                                                                14,609

TOTAL INCOME                                                           128,789

EXPENSES:

Management fee--Note 2(a)                                               69,203

Distribution and service plan fees--Note 2(b)                           25,896

Loan commitment fees--Note 4                                                43

TOTAL EXPENSES                                                          95,142

INVESTMENT INCOME--NET                                                  33,647
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                136,931

Net unrealized appreciation (depreciation) on investments              780,051

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 916,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   950,629

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             33,647              26,590

Net realized gain (loss) on investments           136,931            (376,388)

Net unrealized appreciation
   (depreciation) on investments                  780,051           1,050,907

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      950,629             701,109
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (31,675)                 --

Class R shares                                    (4,546)                 --

Class T shares                                        (2)                 --

TOTAL DIVIDENDS                                  (36,223)                 --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,577,703           1,006,866

Class B shares                                  2,271,207             895,564

Class C shares                                    743,278             496,085

Class R shares                                         --              64,987

Class T shares                                     15,326               1,000

Dividends reinvested:

Class A shares                                     30,573                  --

Class R shares                                      4,161                  --

Class T shares                                          2                  --

Cost of shares redeemed:

Class A shares                                (1,261,368)          (1,458,573)

Class B shares                                  (252,701)            (368,656)

Class C shares                                  (254,067)            (228,978)

Class R shares                                   (32,903)              (3,000)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             5,841,211              405,295

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,755,617            1,106,404
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             7,697,130            6,590,726

END OF PERIOD                                  14,452,747            7,697,130

Undistributed investment income--net               24,014               26,590

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                          April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                       383,051              93,549

Shares issued for dividends reinvested              2,611                  --

Shares redeemed                                  (103,458)           (136,508)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     282,204            (42,959)
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       187,868              83,464

Shares redeemed                                   (20,829)            (33,988)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     167,039              49,476
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        61,257              46,104

Shares redeemed                                   (21,182)            (20,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      40,075              25,129
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               5,936

Shares issued for dividends reinvested                354                  --

Shares redeemed                                    (2,680)               (260)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (2,326)              5,676
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                         1,217                  97

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 242 CLASS B SHARES REPRESENTING $2,490 WERE AUTOMATICALLY CONVERTED TO 240 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                            Six Months Ended
                                                              April 30, 2001                        Year Ended October 31,
                                                                                     -----------------------------------------------

CLASS A SHARES                                                    (Unaudited)        2000              1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   11.75        10.63             10.45            12.50

Investment Operations:

Investment income--net                                                   .05(b)       .06(b)           .01(b)            .03

Net realized and unrealized gain

   (loss) on investments                                                 .93         1.06               .20            (2.08)

Total from Investment Operations                                         .98         1.12               .21            (2.05)

Distributions:

Dividends from investment income--net                                   (.06)         --               (.03)              --

Net asset value, end of period                                         12.67        11.75             10.63            10.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                    8.34(d)     10.54              2.01           (16.40)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .74(d)      1.50              1.50             .88(d)

Ratio of net investment income

   to average net assets                                                 .41(d)       .59               .12             .24(d)

Portfolio Turnover Rate                                                47.44(d)    101.02             53.87           19.72(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  8,314        4,392            4,432            3,169

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Six Months Ended
                                                              April 30, 2001                        Year Ended October 31,
                                                                                      ---------------------------------------------

CLASS B SHARES                                                    (Unaudited)         2000             1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   11.56         10.54            10.41            12.50

Investment Operations:

Investment income (loss)--net                                            .00(b,c)     (.02)(b)         (.07)(b)         (.02)

Net realized and unrealized gain
   (loss) on investments                                                 .93          1.04              .20            (2.07)

Total from Investment Operations                                         .93          1.02              .13            (2.09)

Net asset value, end of period                                         12.49         11.56            10.54            10.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                    8.04(e)       9.68             1.25           (16.72)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.12(e)       2.25             2.25             1.32(e)

Ratio of net investment income
   (loss) to average net assets                                          .04(e)       (.15)            (.63)            (.20)(e)

Portfolio Turnover Rate                                                47.44(e)     101.02            53.87            19.72(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  3,876         1,658             990              639

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2001                      Year Ended October 31,
                                                                                      --------------------------------------------

CLASS C SHARES                                                    (Unaudited)         2000             1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   11.57         10.55            10.41            12.50

Investment Operations:

Investment income (loss)--net                                            .01(b)       (.02)(b)         (.07)(b)         (.02)

Net realized and unrealized gain
   (loss) on investments                                                 .91          1.04              .21            (2.07)

Total from Investment Operations                                         .92          1.02              .14            (2.09)

Net asset value, end of period                                         12.49         11.57            10.55            10.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                    7.95(d)       9.67             1.34           (16.72)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.12(d)       2.25             2.25             1.32(d)

Ratio of net investment income
   (loss) to average net assets                                          .05(d)       (.17)            (.63)            (.19)(d)

Portfolio Turnover Rate                                                47.44(d)     101.02            53.87            19.72(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1,595         1,014              660              621

A   FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   EXCLUSIVE OF SALES CHARGE.

D   NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





                                                            Six Months Ended
                                                              April 30, 2001                       Year Ended October 31,
                                                                                      ---------------------------------------------

CLASS R SHARES                                                    (Unaudited)         2000             1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   11.80         10.65            10.47            12.50

Investment Operations:

Investment income--net                                                   .07(b)        .09(b)           .04(b)           .04

Net realized and unrealized gain
   (loss) on investments                                                 .94          1.06              .20            (2.07)

Total from Investment Operations                                        1.01          1.15              .24            (2.03)

Distributions:

Dividends from investment income--net                                   (.09)          --              (.06)              --

Net asset value, end of period                                         12.72         11.80            10.65            10.47
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        8.58(c)      10.80             2.26           (16.24)(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .62(c)       1.25             1.25             .73(c)

Ratio of net investment income

   to average net assets                                                 .55(c)        .84              .36             .38(c)

Portfolio Turnover Rate                                                47.44(c)     101.02            53.87           19.72(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    650          631              509              420

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                             Six Months Ended
                                               April 30, 2001  Year Ended
CLASS T SHARES                                     (Unaudited)  October 31,
                                                                    2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    11.72         10.34

Investment Operations:

Investment income--net                                    .03(b)        .02(b)

Net realized and unrealized gain
   (loss) on investments                                  .94          1.36

Total from Investment Operations                          .97          1.38

Distributions:

Dividends from investment income--net                    (.03)           --

Net asset value, end of period                          12.66         11.72
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                     8.25(d)      13.35(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .88(d)       1.17(d)

Ratio of net investment income

   to average net assets                                  .30(d)       .21(d)

Portfolio Turnover Rate                                   47.44(d)  101.02
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        17         1

(A) FROM MARCH 1,2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

As of April 30, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

                Class A          282,117            Class C              40,000

                Class B           40,000            Class R              40,505

                                                    Class T                  97

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agree-

ment, the fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is a potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $683,000 available for Federal income tax purposes to be applied against future net

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

securities profits, if any, realized subsequent to October 31, 2000. If not applied, $116,000 of the carryover expires in fiscal 2006, $197,000 expires in fiscal 2007 and $370,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $8,753, $8,433, $4,414 and $7, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $2,811, $1,471 and $7, respectively, pursuant to the Service Plan.

Under its terms, each Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $10,243,671 and $5,106,018, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $1,357,899, consisting of $1,729,167 gross unrealized appreciation and $371,268 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.


                        For More Information

                        Dreyfus Premier
                        Small Cap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  148SA0401



Dreyfus
Municipal Reserves

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             Municipal Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Municipal Reserves, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while prices of many longer term assets, such as stocks, declined. In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the six-month period ended April 30, 2001, the fund's Investor shares produced an annualized yield of 3.08% and, taking into account the effects of compounding, an annualized effective yield of 3.12%. The fund's Class R shares provided a 3.27% annualized yield and a 3.32% annualized effective yield for the same period.(1)

We attribute the fund' s performance to our ability to respond quickly to a rapidly changing tax-exempt money market environment. Changes during the period included supply-and-demand variations, a volatile stock market and a series of
interest-rate    cuts    by   the   Federal   Reserve   Board   (the "Fed").

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the portfolio's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a "bottom-up" approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell what we feel are less attractive securities.

The management of the portfolio's average maturity is a more tactical approach. If we expect the demand for securities to decrease tem-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

porarily, we may reduce the portfolio's average maturity to make cash available for the purchase of higher yielding securities.

If we expect demand for short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

The tax-exempt money markets were primarily affected by changes in the balance between supply and demand. During the first two months of the period, demand for municipal securities was heavy, supporting yields. Investors usually deposit cash into money market funds during the last few months of the calendar year to finance their income tax liabilities, which come due in the spring. At year-end 2000, demand was particularly strong as a falling stock market prompted investors to seek the safe haven of municipal securities in general, and municipal money market funds in particular.

However, when investors began to use their money market assets to satisfy their tax liabilities between March and April, demand for municipal securities fell. Compounding the situation, the Fed cut short-term interest rates four times in as many months, which also reduced yields on short-term municipal securities.

We responded to these market influences by slightly decreasing the portfolio's weighted average maturity when yields fell. We did so by increasing our holdings of variable rate securities, which, in our view, provided more attractive returns than fixed-rate securities. At the same time, we focused on maintaining the highest credit quality possible in a weakening economy.

What is the fund's current strategy?

Despite slower economic growth, most municipalities remain in strong fiscal condition. However, expenditures of many municipalities have continued to climb as cities and states strive to improve their services.

Moreover, many states have been reducing their taxes. Consequently, we are guarded against potential credit quality deterioration, especially the type that may arise due to an unanticipated crisis, such as the power shortages in California which have threatened the state' s otherwise strong economy. One solution to California' s power problems may be for California to build additional power plants, the financing of which could increase the supply of municipal securities and may lead to higher yields.

In addition, while we expect the Fed to cut interest rates by another 50 basis points at their May meeting, we believe that the end of the current easing cycle may be near. Indeed, if the Fed's previous rate cuts work as they were designed, we believe the U.S. economy may soon begin to expand at a greater rate.

As of the end of the reporting period in order to take advantage of the potentially higher yields that a greater supply of securities, a stronger economy and stable interest rates may produce, we have maintained the fund's average maturity near the lower end of its range. This strategy is designed to give us the flexibility required to capture higher yielding opportunities as quickly as they arise.

May 14, 2001

 (1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)


                                                                                               Principal
TAX EXEMPT INVESTMENTS--102.3%                                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--7.9%

Birmingham-Carraway Special Care Facilities

  Financing Authority, Revenues, VRDN

  (Carraway Methodist Health)

   4.15% (LOC; AmSouth Bank)                                                                 13,800,000  (a)          13,800,000

Port City Medical Clinical Board, Revenues, VRDN

  (Infirmary Health Systems):

    4.20%, Series A (Insured; AMBAC and LOC:

         Bank of Nova Scotia and Kredietbank)                                                 2,900,000  (a)           2,900,000

      4.20%, Series B (Insured; AMBAC and LOC:

         Bank of Nova Scotia and Kredietbank)                                                 5,000,000  (a)           5,000,000

Tuscaloosa County Industrial Development

  Authority, SWDR, VRDN (Tuscaloosa Steel Corp. Project)

   4.30% (LOC; Bayerische Landesbank)                                                         5,000,000  (a)           5,000,000

ALASKA--.9%

Alaska Industrial Development Authority, Revenues, VRDN

  (Providence Medical Office Building)

   3.75% (LOC; Kredietbank)                                                                   3,195,000  (a)           3,195,000

COLORADO--6.2%

Colorado Housing Finance Authority, MFHR, Refunding, VRDN

   (Winridge Apartments) 4.30% (LOC; FNMA)                                                    1,900,000  (a)           1,900,000

Denver City and County, Excise Tax Revenue

   Zero Coupon (Insured; FSA)                                                                 3,000,000                2,966,085

Dove Valley Metropolitan District of Arapahoe County, Revenues:

   4.40%, 11/1/2001(LOC; Banque Nationale de Paris)                                           3,000,000                3,000,000

   Refunding 4.40%, 11/1/2001

      (LOC; Banque Nationale de Paris)                                                        1,000,000                1,000,000

Interstate South Metropolitan District, GO Notes, Refunding

   4.40%, 11/1/2001 (LOC; Banque Nationale de Paris)                                            975,000                  975,000

NBC Metropolitan District, GO Notes

   4.45%, 12/1/2001 (LOC; U.S. Bancorp)                                                       2,700,000                2,700,000

SBC Metropolitan District:

   GO Notes 4.45%, 12/1/2001 (LOC; U.S. Bancorp)                                              1,000,000                1,000,000

   Revenue 4.45%,12/1/2001 (LOC; U.S. Bancorp)                                                2,655,000                2,655,000

Tower Metropolitan District, GO Notes, Refunding & Improvement

   4.45%, 12/1/2001 (LOC; U.S. Bancorp)                                                       4,890,000                4,890,000

FLORIDA--5.1%

Broward County Housing Finance Authority, MFHR, Refunding

   VRDN (Waters Edge Project) 4.25%                                                           6,740,000  (a)           6,740,000

Dade County, Water and Sewer Systems Revenue, VRDN

   4.10% (Insured; FGIC and LOC; Commerzbank)                                                 3,700,000  (a)           3,700,000



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Dade County Industrial Development Authority, IDR, VRDN

  (Dolphins Stadium Project)

   4.25% (LOC; Societe Generale)                                                              1,075,000  (a)           1,075,000

Florida Housing Finance Agency, MFMR, VRDN

   4.35% (LOC; Credit Suisse)                                                                 4,800,000  (a)           4,800,000

Sunshine Governmental Financing Commission, Revenues, VRDN

   4.15% (Insured; AMBAC and LOC; Credit Local de France)                                     1,000,000  (a)           1,000,000

GEORGIA--2.8%

De Kalb County Development Authority

  Private Schools Revenue

  VRDN (Marist School Inc. Project)

   4.30% (LOC; SunTrust Bank)                                                                 3,500,000  (a)           3,500,000

De Kalb Private Hospital Authority

  Revenue Anticipation Certificates

  VRDN (ESR Childrens Health)

   4.15% (LOC; First Union Bank)                                                              6,000,000  (a)           6,000,000

IDAHO--4.1%

Idaho Health Facilities Authority, Revenues, VRDN

  Aces-Pooled Financing Program

   4.25% (LOC; U.S. Bancorp)                                                                 13,900,000  (a)          13,900,000

ILLINOIS--18.7%

City of Chicago, GO Notes

   3.65%, 8/9/2001(LOC; Landesbank Hessen)                                                    3,000,000                3,000,000

Chicago O'Hare International Airport, Revenues, VRDN

  (General Airport):

      4.15%, Series A (LOC; Societe Generale)                                                   500,000  (a)             500,000

      4.15%, Series B (LOC; Societe Generale)                                                 6,280,000  (a)           6,280,000

Illinois Development Finance Authority, VRDN

  IDR:

    (Heritage Tool and Manufacturing Inc.)

         4.35% (LOC; Harris Trust and Savings Bank)                                           4,710,000  (a)           4,710,000

      (Institute of Gas Technology Project)

         4.25% (LOC; Bank of Montreal)                                                        2,700,000  (a)           2,700,000

   MFHR, Refunding

      (Orleans-Illinois Project)

      4% (Insured; FSA and LOC; The Bank of New York)                                        12,000,000  (a)          12,000,000

Illinois Educational Facilities Authority

  Recreational Revenue

  VRDN (Shedd Aquarium Society)

   4.30% (LOC; Bank One Corp.)                                                                8,700,000  (a)           8,700,000

                                                                                                                The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Health Facilities Authority, Revenues, VRDN:

  (The Carle Foundation)

      4.25% (Insured; AMBAC and LOC; Northern Trust Co.)                                      6,400,000  (a)           6,400,000

   (Memorial Medical Center)

      4.40% (LOC; Kredietbank)                                                                2,400,000  (a)           2,400,000

   (Rush Presbyterian Medical Center)

      4.25% (LOC; Northern Trust Co.)                                                         3,800,000  (a)           3,800,000

   (Swedish Covenant Hospital):

      4.20% (Insured; AMBAC and LOC; Bank of Montreal)                                        5,300,000  (a)           5,300,000

      Refunding 4.20% (Insured; AMBAC and LOC;

         Bank One Corp.)                                                                      3,700,000  (a)           3,700,000

Illinois Student Assistance Commission

  Student Loan Revenue, VRDN

   4.30% (LOC; Bank One Corp.)                                                                3,600,000  (a)           3,600,000

INDIANA--3.3%

Indiana Development Finance Authority, EIR, Refunding

  (USX Corp. Project) 4.35%, 6/7/2001

   (LOC; Bank of Nova Scotia)                                                                 4,000,000                4,000,000

Indiana Health Facilities Financing Authority, VRDN:

  HR (Aces-Deaconess Hospital Inc.)

      4.20% (LOC; Bank One Corp.)                                                                40,000  (a)              40,000

   Revenues, Capital Access Designated Program

      4.30% (LOC; Comerica Bank)                                                              3,200,000  (a)           3,200,000

City of Seymour, EDR, VRDN

  (Pedcor Investments--Sycamore Springs Apartments Project)

   4.41% (LOC; Federal Home Loan Banks)                                                       4,024,000  (a)           4,024,000

IOWA--.9%

Iowa Finance Authority, Revenues, Refunding, VRDN

  (Wheaton Franciscan)

   4.15% (Insured; MBIA and LOC; Toronto Dominion Bank)                                       3,000,000  (a)           3,000,000

LOUISIANA--1.2%

Louisiana Public Facilities Authority, HR, Refunding, VRDN

  (Willis Knighton Medical Project)

   4.30% (Insured; AMBAC and LOC; Credit Local de France)                                     4,050,000  (a)           4,050,000

MAINE--1.0%

Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)

   4.15% (LOC; Wachovia Bank)                                                                 3,260,000  (a)           3,260,000

MARYLAND--4.5%

Baltimore Industrial Development Authority, Revenue, VRDN

  (Baltimore Capital Acquisition)

   4.20% (LOC; Bayerische Landesbank)                                                         2,000,000  (a)           2,000,000



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Community Development Administration, Multi-Family

  Development Revenue, Refunding, VRDN

   (Avalon Lea Apartments Project) 4.15% (LOC; FNMA)                                          9,400,000  (a)           9,400,000

Washington Surburban Sanitary District

  Sewer Disposal Revenue, Refunding

   6.20%, 11/1/2001                                                                           3,795,000  (b)           3,928,612

MASSACHUSETTS--6.6%

Bridgewater and Raynham Regional School District

   GO Notes, BAN 5%, 7/6/2001                                                                 3,000,000                3,001,812

Massachusetts Health and Educational Facility Authority

  Revenues, VRDN (Partners Healthcare Systems Project)

  4.10% (Insured; FSA and LOC: Bayerische Landesbank

   and Morgan Guaranty Trust Co.)                                                             4,300,000  (a)           4,300,000

Massachusetts Housing Finance Agency, MFHR

   Refunding, VRDN 4.10% (LOC; FNMA)                                                          4,100,000  (a)           4,100,000

Massachusetts Water Resource Authority, Refunding, VRDN

  Water Revenue:

      4.10%, Series B (Insured; FGIC and Liquidity Facility; FGIC)                            6,300,000  (a)           6,300,000

      4.10%, Series C (Insured; FGIC and Liquidity Facility; FGIC)                            4,800,000  (a)           4,800,000

MICHIGAN--12.8%

City of Detroit, Sewer Disposal Revenue, Refunding, VRDN

  4.05% (Insured; MBIA and LOC;

   Morgan Guaranty Trust Co.)                                                                 3,500,000  (a)           3,500,000

Michigan Building Authority, Revenue, CP

  3.40%, 6/12/2001 (LOC: The Bank of New York,

   Canadian Imperial Bank and Commerzbank)                                                   15,000,000                15,000,000

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program

   4.15% (LOC; National City Bank)                                                           19,800,000  (a)          19,800,000

Michigan Housing Development Authority, Revenue, VRDN

   4% (Insured; MBIA and LOC; Bank One Corp.)                                                 5,000,000  (a)           5,000,000

MISSISSIPPI--.3%

Noxubee County, IDR, VRDN (Barge Forest Products Project)

   4.45% (LOC; AmSouth Bank)                                                                  1,105,000  (a)           1,105,000

NEBRASKA--.9%

Sarpy County Hosptial Authority, No. 1 Health Facilities

  Revenues, VRDN (Immanuel Health Systems)

   4.45% (LOC; ABN-AMRO Bank)                                                                 2,890,000  (a)           2,890,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--1.4%

Clark County, Airport Improvement Revenue, VRDN

   4.10% (LOC; Westdeutsche Landesbank)                                                       2,700,000  (a)           2,700,000

Nevada Housing Division, Housing Revenue, Refunding, VRDN

   (Park Vista) 4.20% (LOC; Credit Suisse)                                                    2,000,000  (a)           2,000,000

NEW MEXICO--1.0%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN

  (Wastewater Systems)

   4.25% (LOC; Canadian Imperial Bank of Commerce)                                            3,400,000  (a)           3,400,000

NORTH DAKOTA--1.5%

North Dakota Housing Finance Agency, Revenues

  Housing Finance Program (Home Mortgage)

   4.45%, 8/27/2001                                                                           4,900,000                4,900,000

OHIO--2.9%

Ohio Air Quality Development Authority

  Industrial Revenue, VRDN

  (JMG Funding Limited Partnership)

   4.35% (LOC; Societe Generale)                                                              9,700,000  (a)           9,700,000

OREGON--1.0%

State of Oregon, Veterans Welfare, Revenue

   4.35%, 10/1/2001                                                                           3,250,000                3,250,000

PENNSYLVANIA--1.3%

Lehigh County Industrial Development Authority, PCR, VRDN

  (Allegheny Electric Cooperative)

   3.60% (LOC; Rabobank Nederland)                                                              720,000  (a)             720,000

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue

  (Associates of Independent Colleges)

   4.40%, 11/1/2001 (LOC; PNC Bank)                                                           3,400,000                3,400,000

Quakertown General Authority, Revenues, VRDN

   Pooled Financing Program 4.25% (LOC; PNC Bank)                                               135,000  (a)             135,000

SOUTH CAROLINA--3.0%

Piedmont Municipal Power Agency

  Electric Power and Light Revenues

  Refunding, VRDN

   4.20% (Insured; MBIA and LOC; Morgan Guaranty Trust Co.)                                   9,000,000  (a)           9,000,000

South Carolina Jobs Economic Development Authority

  EDR, VRDN (Wellman Inc. Project)

   4.55% (LOC; Wachovia Bank)                                                                 1,100,000  (a)           1,100,000

TENNESSEE--.6%

Metropolitan Government Nashville & Davidson County, IDR

   VRDN (Chimney Top II) 4.25% (LOC; Bank of America)                                         2,050,000  (a)           2,050,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--6.0%

Austin Higher Education Authority Inc.

  College & University Revenue

  VRDN (Concordia University at Austin)

   4.40% (LOC; Bank One Corp.)                                                                2,700,000  (a)           2,700,000

Comal County Health Facilities Development

  Health Care Systems Revenue, VRDN

   (McKenna) 4.35% (LOC; Chase Manhattan Bank)                                                3,000,000  (a)           3,000,000

Dallas Industrial Development Corporation, IDR, VRDN

  (Sealed Power Corp.)

   3.60% (LOC; National Bank of Detroit)                                                      1,100,000  (a)           1,100,000

Denton Independent School District, GO Notes

   3.30%, 8/1/2001                                                                            4,600,000                4,600,000

Gulf Coast Waste Disposal Authority, PCR

   (Amoco Oil-Amoco Chemicals) 4%, 7/15/2001                                                  3,000,000                3,000,000

Hunt Memorial Hospital District, Revenues

  4.45%, 12/3/2001 (Insured; FSA and LOC;

   Chase Manhattan Bank)                                                                      4,000,000                4,000,000

Richardson Independent School District, GO Notes

  Refunding (Maintenance Tax)

   4.40%, 8/15/2001                                                                           2,000,000  (b)           2,008,388

UTAH--1.1%

Intermountain Power Agency, Power Supply Revenue

   Refunding 5.25%, 7/1/2001(Insured; FSA)                                                    3,610,000                3,615,543

WASHINGTON--3.2%

Washington Housing Finance Commission, MFHR, VRDN

  (Anchor Village Apartments Project)

   4.30% (LOC; FNMA)                                                                         10,750,000  (a)          10,750,000

WISCONSIN--1.4%

University of Wisconsin Hospital & Clinics Authority, HR, VRDN

   4.25% (Insured; MBIA and LOC; Bank of America)                                             4,700,000  (a)           4,700,000

WYOMING--.7%

Green River, PCR, Refunding, VRDN

  (Rhone Poulenc Inc. Project)

   4.40% (LOC; ABN-AMRO Bank)                                                                 2,300,000  (a)           2,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $345,614,440)                                                            102.3%              345,614,440

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.3%)              (7,730,724)

NET ASSETS                                                                                       100.0%              337,883,716

                                                                                                                The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

EIR                       Economic Improvement Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 90.8

AAA/AAA (c)                      Aaa/Aa (c)                      AAA/AA( c)                                        8.3

Not Rated (d)                    Not Rated( d)                   Not Rated( d)                                      .9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT APRIL 30, 2001, THE FUND HAD $112,180,000 (33.2% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           345,614,440   345,614,440

Cash                                                                    638,095

Interest receivable                                                   2,185,732

                                                                    348,438,267
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   139,941

Bank loan payable--Note 3                                             9,000,000

Dividends payable                                                       923,189

Payable for Capital Stock redeemed                                      484,894

Interest payable--Note 3                                                  6,527

                                                                     10,554,551
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      337,883,716
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     337,892,060

Accumulated net realized gain (loss) on investments                     (8,344)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      337,883,716

NET ASSET VALUE PER SHARE

                                                  Investor Shares      Class R
                                                                         Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         29,823,712    308,060,004

Shares Outstanding                                     29,825,696    308,066,365
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,229,984

EXPENSES:

Management fee--Note 2(a)                                              824,326

Distribution fees (Investor Shares)--Note 2(b)                          34,078

Interest expense--Note 3                                                31,147

TOTAL EXPENSES                                                         889,551

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   5,340,433

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                               (Unaudited)   October 31, 2000
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          5,340,433          10,183,932

Net realized gain (loss) on investments                --                  3

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,340,433          10,183,935
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                 (528,160)          (1,081,019)

Class R shares                                (4,812,273)          (9,102,913)

TOTAL DIVIDENDS                               (5,340,433)         (10,183,932)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                                33,455,767         106,629,254

Class R shares                                454,398,236         756,230,160

Dividends reinvested:

Investor shares                                   494,482           1,006,013

Class R shares                                    541,521           1,414,590

Cost of shares redeemed:

Investor shares                              (43,820,759)         (98,629,970)

Class R shares                              (411,094,629)        (780,547,044)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 33,974,618          (13,896,997)

TOTAL INCREASE (DECREASE) IN NET ASSETS       33,974,618          (13,896,994)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           303,909,098          317,806,092

END OF PERIOD                                 337,883,716          303,909,098

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2001                                Year Ended October 31,
                                                                    ----------------------------------------------------------------
INVESTOR SHARES                                 (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .015          .033          .025          .029           .030          .029

Distributions:

Dividends from investment
   income--net                                      (.015)        (.033)        (.025)         (.029)        (.029)        (.029)

Dividends from net realized
   gain on investments                                  --           --           --           (.000)(a)     (.001)           --

Total Distributions                                 (.015)        (.033)        (.025)         (.029)        (.030)        (.029)

Net asset value, end of period                       1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     3.11(b)       3.38          2.57           3.00          3.00          2.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .70(b)        .70           .70            .70           .72           .70

Ratio of interest expense to
   average net assets                                 .02(b)        .01            --             --            --            --

Ratio of net investment income
   to average net assets                             3.10(b)       3.35          2.54           2.90           2.92          2.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     29,824        39,694        30,689         27,301         19,486        14,074

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                            April 30, 2001                              Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .016          .035          .027          .031           .032          .031

Distributions:

Dividends from investment
   income--net                                       (.016)        (.035)        (.027)        (.031)        (.031)         (.031)

Dividends from net realized
   gain on investments                                  --            --           --          (.000)(a)     (.001)            --

Total Distributions:                                (.016)        (.035)        (.027)         (.031)        (.032)        (.031)

Net asset value, end of period                       1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     3.29(b)       3.59          2.77           3.21          3.21          3.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .50(b)        .50           .50            .50           .52           .50

Ratio of interest expense to
   average net assets                                 .02(b)        .01            --             --            --            --

Ratio of net investment income
   to average net assets                             3.26(b)       3.52          2.74           3.11          3.10          3.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                    308,060       264,215       287,117        227,639       194,158       221,178

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek income exempt from Federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2005.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution Plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20% ) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2001, Investor shares were charged $34,078 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended April 30, 2001 was approximately $1,001,100 with a related weighted average annualized interest rate of 6.28%.

                                                                        The Fund

                        For More Information

                        Dreyfus Municipal Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  324SA0401



Dreyfus
BASIC S&P 500
Stock Index Fund

SEMIANNUAL REPORT April 30, 2001
(reg.tm)





(PAGE)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(PAGE)

                                 Contents

                                 THE FUND
--------------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            21   Statement of Financial Futures

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

(PAGE)

                                                                       The Fund
                                                                  Dreyfus BASIC
                                                       S&P 500 Stock Index Fund
LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Thomas Durante.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001



(PAGE)

DISCUSSION OF FUND PERFORMANCE
Steve Falci and Thomas Durante, Portfolio Managers
How did Dreyfus BASIC S& P 500 Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of -12.18%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the fund's benchmark, produced a total return of -12.06% for the same period.(2) The difference in returns primarily was due to transaction costs and other fund operating expenses.
What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weightings in the Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S&P 500 Index is dominated by large-cap blue chip stocks that
comprise    nearly    75%    of    total    U.S.    market    capitalization.
However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.
                                                                        The Fund


(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)
What other factors influenced the fund's performance?

When the reporting period began, the U.S. stock market was reacting negatively to a slowing economic environment. The stock market posted dismal returns in November, largely against an economic backdrop of disappointing retail sales and a quickly decelerating export growth rate. Investors were also concerned about corporate announcements warning of lower earnings for the coming year. The Federal Reserve Board (the "Fed") responded to these developments by reducing short-term interest rates in four separate moves during the first four months of
2001,    for    a    total    reduction    of    two    percentage    points.
By the end of the period, the market and the fund's performance began to improve, especially within the beaten-down technology sector. That's primarily because stock prices had returned to more reasonable levels, manufacturers had reduced previously bloated inventories, and investors began to look forward to the expected effects of the Fed's interest-rate cuts.

The largest gains within the S&P 500 Index during the reporting period, and therefore within the fund as well, came from the capital goods sector, which includes engineering and construction companies. In addition, the basic materials sector -- including aluminum, paper containers, pollution control and gold products -- provided strong returns. Consumer stocks also posted attractive returns, benefiting tobacco, retail, specialty printing and textile companies. Finally, energy companies produced solid gains, most notably from oil and gas drillers.

On the other hand, while technology rebounded in April, it remained the poorest performing area of the S&P 500 Index for the six-month reporting period. The hardest hit areas within the technology group were companies that specialize in
communication   equipment,   electronic   defense  systems,  computer  systems,
electronic semiconductors, and computer software. In addition, the stocks of financial companies -- which include insurance brokers and brokerage firms -- provided disappointing returns, as did metal and glass container companies in the capital goods sector.

(PAGE)

What is the fund's current strategy?
Our strategy remains: to seek to replicate the performance of the S&P 500 Index. Accordingly, we intend to maintain our strategy of investing in all 500 stocks in the S&P 500 Index, in proportion to their weightings in the Index.

May 14, 2001

1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                      The Fund

(PAGE)



STATEMENT OF INVESTMENTS
April 30, 2001 (Unaudited)

COMMON STOCKS--98.4%                                                                             Shares                Value ($)
--------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--1.4%
Adolph Coors, Cl. B                                                                               5,015                  260,780
Anheuser-Busch Cos.                                                                             123,300                4,930,767
Brown-Forman, Cl. B                                                                               9,400                  571,520
Philip Morris Cos.                                                                              303,900               15,228,429

UST                                                                                              22,400                  674,240
                                                                                                                      21,665,736

CONSUMER CYCLICAL--8.8%

AMR                                                                                              20,700  (a)             788,877
Albertson's                                                                                      55,886                1,866,592
AutoZone                                                                                         15,600  (a)             488,904
Bed Bath & Beyond                                                                                38,800  (a)           1,098,816
Best Buy                                                                                         28,400  (a)           1,563,420
Black & Decker                                                                                   11,100                  442,446
Brunswick                                                                                        12,000                  240,720
CVS                                                                                              53,518                3,154,886
Circuit City Group                                                                               28,236                  424,952
Consolidated Stores                                                                              15,300  (a)             168,300
Cooper Tire and Rubber                                                                           10,003                  120,436
Costco Wholesale                                                                                 61,100  (a)           2,134,223
Dana                                                                                             20,299                  398,469
Darden Restaurants                                                                               16,400                  447,884
Delphi Automotive Systems                                                                        76,472                1,139,433
Delta Air Lines                                                                                  16,800                  739,704
Dillard's, Cl. A                                                                                 12,600                  213,444
Dollar General                                                                                   45,196                  745,734
Eastman Kodak                                                                                    41,000                1,783,500
Federated Department Stores                                                                      27,200  (a)           1,169,056
Ford Motor                                                                                      253,111                7,461,712
Gap                                                                                             116,100                3,217,131
General Motors                                                                                   74,900                4,105,269
Harley-Davidson                                                                                  41,400                1,908,126
Harrah's Entertainment                                                                           15,994  (a)             551,793
Hasbro                                                                                           23,675                  290,019
Hilton Hotel                                                                                     50,600                  559,130
Home Depot                                                                                      316,500               14,907,150


(PAGE)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
J.C. Penney                                                                                      36,000                  729,360
Johnson Controls                                                                                 11,728                  849,107

Kmart                                                                                            66,300  (a)             663,000
Kohl's                                                                                           45,300  (a)           2,766,018
Kroger                                                                                          112,500  (a)           2,541,375
Leggett & Platt                                                                                  26,900                  522,129
Limited                                                                                          58,400                  988,128
Liz Claiborne                                                                                     7,100                  349,036
Longs Drug Stores                                                                                 5,138                  152,342
Lowe's Cos.                                                                                      52,300                3,294,900
Marriott International, Cl. A                                                                    32,800                1,504,864
Mattel                                                                                           58,300                  941,545
May Department Stores                                                                            40,700  (a)           1,516,075
Maytag                                                                                           10,600                  368,350
McDonald's                                                                                      179,200                4,928,000
NIKE, Cl. B                                                                                      36,900                1,542,789
Navistar International                                                                            8,100  (a)             209,061
Nordstrom                                                                                        17,700                  325,503
Office Depot                                                                                     40,900  (a)             388,550
PACCAR                                                                                           10,422                  505,675
RadioShack                                                                                       25,352                  776,532
Reebok International                                                                              7,815  (a)             200,298
Safeway                                                                                          68,500  (a)           3,719,550
Sears, Roebuck & Co.                                                                             45,700                1,684,045
Southwest Airlines                                                                              102,843                1,872,771
Staples                                                                                          62,050  (a)           1,009,554
Starbucks                                                                                        51,200  (a)             990,720
Starwood Hotels & Resorts Worldwide                                                              26,500                  956,385
TJX Cos.                                                                                         38,400                1,203,072
Target                                                                                          122,400                4,706,280
Tiffany & Co.                                                                                    20,000                  648,400
Toys R Us                                                                                        27,100  (a)             672,080
Tricon Global Restaurants                                                                        20,030  (a)             897,745
US Airways Group                                                                                  9,200  (a)             256,680
V.F.                                                                                             15,600                  633,204

                                                                                                               The Fund

(PAGE)


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Visteon                                                                                          17,946                  296,647
W.W. Grainger                                                                                    12,900                  500,262
Wal-Mart Stores                                                                                 609,900               31,556,225
Walgreen                                                                                        138,400                5,920,752
Wendy's International                                                                            15,647                  396,339
Whirlpool                                                                                         9,100                  507,507
Winn-Dixie Stores                                                                                19,200                  606,144
                                                                                                                     137,227,125

CONSUMER STAPLES--4.7%
Alberto-Culver, Cl. B                                                                             7,644                  311,417
Archer-Daniels-Midland                                                                           86,567                1,031,013
Avon Products                                                                                    32,536                1,376,924
Campbell Soup                                                                                    57,500                1,750,300

Clorox                                                                                           32,300                1,028,109
Coca-Cola                                                                                       339,600               15,686,124
Coca-Cola Enterprises                                                                            57,300                1,038,849
Colgate-Palmolive                                                                                78,200                4,367,470
ConAgra Foods                                                                                    72,932                1,517,715
Fortune Brands                                                                                   21,271                  662,592
General Mills                                                                                    38,600                1,521,226
Gillette                                                                                        143,900                4,081,004
H.J. Heinz                                                                                       47,400                1,855,710
Hershey Foods                                                                                    18,600                1,123,626
International Flavors & Fragrances                                                               13,400                  331,248
Kellogg                                                                                          55,400                1,412,700
National Service Industries                                                                       5,600                  134,960
Newell Rubbermaid                                                                                36,578                  986,143
PepsiCo                                                                                         197,300                8,643,713
Procter & Gamble                                                                                177,500               10,658,875
Quaker Oats                                                                                      17,900                1,736,300
Ralston Purina Group                                                                             41,900                1,273,341
SUPERVALU                                                                                        18,200                  248,794
Sara Lee                                                                                        107,300                2,136,343
Sysco                                                                                            92,208                2,592,889
Tupperware                                                                                        7,900                  173,958



(PAGE)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Unilever, N.V. (New York Shares)                                                                 78,078                4,381,737
Wm. Wrigley Jr.                                                                                  30,800                1,487,948
                                                                                                                      73,551,028
ENERGY--8.3%
Amerada Hess                                                                                     12,100                1,058,750
Anadarko Petroleum                                                                               33,975                2,195,465

Apache                                                                                           16,900                1,080,924
Baker Hughes                                                                                     45,420                1,784,552
Burlington Resources                                                                             29,406                1,388,257
Chevron                                                                                          87,700                8,468,312
Conoco, Cl. B                                                                                    85,207                2,591,997
Devon Energy                                                                                     17,500                1,032,675
Duke Energy                                                                                     104,622                4,892,125
EOG Resources                                                                                    16,000                  742,240
El Paso                                                                                          67,886                4,670,557
Enron                                                                                           102,000                6,397,440
Exxon Mobil                                                                                     474,678               42,056,470
Halliburton                                                                                      60,500                2,614,205
Kerr-McGee                                                                                       12,939                  927,079
KeySpan                                                                                          18,500                  734,450
Kinder Morgan                                                                                    15,600                  915,720
McDermott International                                                                           8,300                  101,343
Nabors Industries                                                                                20,100  (a)           1,198,362
Nicor                                                                                             6,300                  246,897
NiSource                                                                                         28,000                  833,560
Noble Drilling                                                                                   18,400  (a)             892,400
ONEOK                                                                                             3,982                  172,102
Occidental Petroleum                                                                             50,500                1,521,060
Peoples Energy                                                                                    4,870                  193,583
Phillips Petroleum                                                                               34,900                2,080,040
Rowan Cos.                                                                                       12,910  (a)             428,483
Royal Dutch Petroleum (New York Shares)                                                         291,500               17,352,995
Schlumberger                                                                                     78,200                5,184,660
Sunoco                                                                                           11,668                  443,617
Texaco                                                                                           75,200                5,435,456

                                                                                                               The Fund

(PAGE)


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)

Tosco                                                                                            19,900                  916,395
Transocean Sedco Forex                                                                           43,200                2,344,896
USX-Marathon Group                                                                               42,400                1,355,104
Unocal                                                                                           33,300                1,270,728
Williams Cos.                                                                                    66,000                2,783,220
                                                                                                                     128,306,119

HEALTH CARE--12.5%

ALZA                                                                                             32,300  (a)           1,476,756
Abbott Laboratories                                                                             211,400                9,804,732
Allergan                                                                                         18,000                1,368,000
American Home Products                                                                          179,100               10,343,025
Amgen                                                                                           142,120  (a)           8,689,217
Applera--Applied Biosystems Group                                                                28,700                  920,122
Bausch & Lomb                                                                                     7,364                  314,443
Baxter International                                                                             40,200                3,664,230
Becton, Dickinson & Co.                                                                          34,600                1,119,310
Biogen                                                                                           20,200  (a)           1,306,132
Biomet                                                                                           24,450                1,044,749
Boston Scientific                                                                                55,600  (a)             882,928
Bristol-Myers Squibb                                                                            267,200               14,963,200
C.R. Bard                                                                                         6,900                  303,669
Cardinal Health                                                                                  57,900                3,902,460
Chiron                                                                                           26,200  (a)           1,257,862
Eli Lilly & Co.                                                                                 154,000               13,090,000
Forest Laboratories                                                                              24,000  (a)           1,467,600
Guidant                                                                                          42,100  (a)           1,726,100
HCA-Healthcare                                                                                   75,500                2,921,850
HEALTHSOUTH                                                                                      53,000  (a)             744,650
Humana                                                                                           23,200  (a)             229,216
Johnson & Johnson                                                                               190,000               18,331,200
King Pharmaceuticals                                                                             23,100  (a)             973,203
Manor Care                                                                                       14,100  (a)             327,120
Mckesson HBOC                                                                                    38,754                1,195,173
MedImmune                                                                                        28,800                1,127,520
Medtronic                                                                                       164,200                7,323,320
Merck & Co.                                                                                     315,100               23,938,146
Pfizer                                                                                          861,325               37,295,372



(PAGE)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Pharmacia                                                                                       176,247                9,210,668
Schering-Plough                                                                                 199,800                7,700,292

St. Jude Medical                                                                                 11,600  (a)             664,100
Stryker                                                                                          26,700                1,583,043
Tenet Healthcare                                                                                 43,300  (a)           1,932,912
Watson Pharmaceuticals                                                                           14,000  (a)             697,200
Wellpoint Health Networks                                                                         8,500  (a)             835,125
                                                                                                                     194,674,645

INTEREST SENSITIVE--21.8%

AFLAC                                                                                            72,400                2,302,320
Aetna                                                                                            19,427  (a)             547,647
Allstate                                                                                         99,900                4,170,825
Ambac Financial Group                                                                            14,400                  774,864
American Express                                                                                181,700                7,711,348
American General                                                                                 68,676                2,994,960
American International Group                                                                    317,841               25,999,394
Amsouth Bancorp                                                                                  51,500                  883,225
Aon                                                                                              34,950                1,161,738
BB&T                                                                                             54,200                1,919,764
Bank of America                                                                                 222,404               12,454,624
Bank of New York                                                                                101,228                5,081,646
Bank One                                                                                        158,098                5,971,361
Bear Stearns Cos.                                                                                14,548                  731,764
CIGNA                                                                                            21,000                2,240,700
CIT Group, Cl. A                                                                                 35,900                1,317,530
Capital One Financial                                                                            26,900                1,690,934
Cendant                                                                                         104,986  (a)           1,862,452
Charles Schwab                                                                                  189,100                3,744,180
Charter One Financial                                                                            28,550                  836,515
Chubb                                                                                            23,900                1,595,325
Cincinnati Financial                                                                             22,100                  848,198
Citigroup                                                                                       685,626               33,698,517
Comerica                                                                                         24,250                1,247,178
Concord EFS                                                                                      29,500  (a)           1,373,225
Conseco                                                                                          44,671                  850,089
Countrywide Credit Industries                                                                    15,600                  665,652
Equifax                                                                                          19,400                  641,558

                                                                                                               The Fund

(PAGE)


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)
Fannie Mae                                                                                      137,700               11,051,802
Federal Home Loan Mortgage                                                                       95,000                6,251,000
Fifth Third Bancorp                                                                              77,091                4,144,412
First Data                                                                                       54,000                3,641,760
First Union                                                                                     133,834                4,011,005
FleetBoston Financial                                                                           148,000                5,678,760
Franklin Resources                                                                               36,200                1,580,130
General Electric                                                                              1,352,900               65,656,237
Golden West Financial                                                                            21,600                1,267,920
H&R Block                                                                                        12,600                  693,000
Hartford Financial Services Group                                                                32,300                2,005,830
Household International                                                                          64,341                4,119,111
Huntington Bancshares                                                                            34,476                  519,553
J.P. Morgan Chase & Co.                                                                         259,963               12,473,025
Jefferson-Pilot                                                                                  21,150                  986,859

Keycorp                                                                                          58,200                1,349,076
Lehman Brothers Holdings                                                                         34,200                2,488,050
Lincoln National                                                                                 26,200                1,209,392
Loews                                                                                            27,000                1,820,070
MBIA                                                                                             20,100                  961,785
MBNA                                                                                            116,412                4,150,088
MGIC Investment                                                                                  14,600                  948,854
Marsh & McLennan Cos.                                                                            37,550                3,621,322
Mellon Financial                                                                                 66,700                2,730,031
Merrill Lynch                                                                                   110,300                6,805,510
MetLife                                                                                         104,500                3,030,500
Morgan Stanley Dean Witter & Co.                                                                152,410                9,569,824
National City                                                                                    83,100                2,261,151
Northern Trust                                                                                   30,300                1,970,409
PNC Financial Services Group                                                                     39,500                2,570,265
Progressive                                                                                      10,000                1,168,000
Providian Financial                                                                              39,100                2,084,030
Regions Financial                                                                                33,100                1,007,895
Safeco                                                                                           17,500                  467,250
SouthTrust                                                                                       23,000                1,093,650
St. Paul Cos.                                                                                    29,792                1,343,619
State Street                                                                                     22,100                2,293,538


(PAGE)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)
Stilwell Financial                                                                               30,400                  895,888
SunTrust Banks                                                                                   40,500                2,571,750
Synovus Financial                                                                                38,800                1,116,664
T. Rowe Price Group                                                                              16,600                  577,016
Torchmark                                                                                        17,316                  656,103
U.S. Bancorp                                                                                    263,207                5,574,724
USA Education                                                                                    22,400                1,592,640
Union Planters                                                                                   18,500                  703,185
UnitedHealth Group                                                                               43,600                2,854,928
UnumProvident                                                                                    32,872                  983,202
Wachovia                                                                                         28,600                1,738,880
Washington Mutual                                                                                79,457                3,967,288
Wells Fargo                                                                                     233,580               10,971,253
                                                                                                                     338,545,767
INTERNET--2.0%

AOL Time Warner                                                                                 590,800  (a)          29,835,400
BroadVision                                                                                      36,900  (a)             235,791
Yahoo!                                                                                           76,300  (a)           1,539,734
                                                                                                                      31,610,925

PRODUCER GOODS & SERVICES--7.6%
Air Products & Chemicals                                                                         31,300                1,345,587
Alcan Aluminium                                                                                  43,400                1,931,300

Alcoa                                                                                           118,188                4,892,983
Allegheny Technologies                                                                           10,983                  200,330
American Power Conversion                                                                        26,700  (a)             377,805
Ashland                                                                                           9,600                  413,376
Avery Dennison                                                                                   15,092                  846,208
B.F. Goodrich                                                                                    14,000                  551,600
Ball                                                                                              3,900                  179,400
Barrick Gold                                                                                     54,300                  892,692
Bemis                                                                                             7,300                  274,553
Boeing                                                                                          113,944                7,041,739
Boise Cascade                                                                                     7,914                  276,832
Burlington Northern Santa Fe                                                                     53,917                1,585,160
CSX                                                                                              29,800                1,045,086
Caterpillar                                                                                      47,000                2,359,400
Centex                                                                                            8,114                  350,119

                                                                                                               The Fund

(PAGE)


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)
Cooper Industries                                                                                12,800                  478,336

Crane                                                                                             8,250                  232,155
Cummins Engine                                                                                    5,647                  233,786
Deere & Co.                                                                                      32,100                1,318,347
Dow Chemical                                                                                    122,513                4,098,060
E.I. duPont deNemours & Co.                                                                     142,494                6,439,304
Eastman Chemical                                                                                 10,526                  560,404
Ecolab                                                                                           17,400                  658,242
Emerson Electric                                                                                 58,400                3,892,360
Engelhard                                                                                        17,500                  449,925
FMC                                                                                               4,200  (a)             301,098
FedEx                                                                                            40,492  (a)           1,703,498
Fluor                                                                                            10,389  (a)             547,604
Freeport-McMoRan Copper, Cl. B                                                                   20,400                  288,864
General Dynamics                                                                                 27,200                2,096,576
Genuine Parts                                                                                    23,800                  642,600
Georgia-Pacific                                                                                  30,687                  997,634
Goodyear Tire & Rubber                                                                           21,600                  534,168
Great Lakes Chemical                                                                              6,903                  216,961
Hercules                                                                                         14,700                  175,665
Homestake Mining                                                                                 36,100                  224,903
Honeywell International                                                                         108,950                5,325,476
Illinois Tool Works                                                                              41,300                2,617,594
Inco                                                                                             24,900  (a)             451,686
Ingersoll-Rand                                                                                   21,950                1,031,650
International Paper                                                                              65,788                2,577,574
KB Home                                                                                           5,900                  178,298
Kimberly-Clark                                                                                   73,000                4,336,200
Lockheed Martin                                                                                  58,900                2,070,924
Louisiana-Pacific                                                                                14,300                  175,175
Masco                                                                                            61,018                1,403,414
Mead                                                                                             13,854                  390,683
Minnesota Mining & Manufacturing                                                                 53,900                6,414,639
Molex                                                                                            26,725                1,079,423
Newmont Mining                                                                                   26,374                  480,798
Norfolk Southern                                                                                 52,600                1,038,324
Northrop Grumman                                                                                 11,600                1,046,900



(PAGE)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

Nucor                                                                                            10,600                  537,738
PPG Industries                                                                                   23,021                1,223,566
Pactiv                                                                                           21,700  (a)             303,366
Pall                                                                                             16,903                  396,713
Parker-Hannifin                                                                                  15,940                  743,123
Phelps Dodge                                                                                     10,725                  479,837
Placer Dome                                                                                      44,900                  454,388
Potlach                                                                                           3,900                  136,695
Praxair                                                                                          21,700                1,027,061
Pulte                                                                                             5,598                  261,874
Raytheon, Cl. B                                                                                  46,400                1,370,192
Rockwell International                                                                           25,100                1,130,253
Rohm & Haas                                                                                      30,155                1,036,427
Sealed Air                                                                                       11,531  (a)             447,403
Sherwin-Williams                                                                                 22,000                  461,560
Sigma-Aldrich                                                                                    10,600                  488,024
Snap-On                                                                                           8,000  (a)             232,000
Stanley Works                                                                                    11,827                  428,729
TRW                                                                                              17,100                  657,666
Temple-Inland                                                                                     6,700                  341,700
Textron                                                                                          19,400                1,028,588
Thomas & Betts                                                                                    7,941                  164,140
Timken                                                                                            8,200                  140,220
Tyco International                                                                              238,986               12,754,683
USX-U.S. Steel Group                                                                             12,200                  224,602
Union Pacific                                                                                    33,900                1,928,571
United Technologies                                                                              64,028                4,999,306
Vulcan Materials                                                                                 13,800                  637,974
Westvaco                                                                                         13,800                  364,044
Weyerhaeuser                                                                                     29,900                1,690,247
Willamette Industries                                                                            14,900                  724,885
Worthington Industries                                                                           11,800                  141,010
                                                                                                                     118,230,003

SERVICES--4.5%

ALLTEL                                                                                           42,700                2,331,847
Allied Waste Industries                                                                          27,000  (a)             429,840
American Greetings, Cl. A                                                                         8,700                  100,137

                                                                                                               The Fund

(PAGE)


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
SERVICES (CONTINUED)

Carnival                                                                                         79,900                2,117,350
Cintas                                                                                           23,000                1,007,630
Clear Channel Communications                                                                     79,900  (a)           4,458,420
Comcast, Cl. A                                                                                  128,300  (a)           5,633,653
Computer Sciences                                                                                23,000  (a)             819,490
Convergys                                                                                        23,500  (a)             857,750
Deluxe                                                                                           10,000                  259,900
Dow Jones & Co.                                                                                  12,000                  651,240
Electronic Data Systems                                                                          63,900                4,121,550
Fiserv                                                                                           16,900  (a)             935,246
Gannett                                                                                          36,000                2,323,800
Harcourt General                                                                                 10,000                  548,200
IMS Health                                                                                       40,100                1,100,745
Interpublic Group Cos.                                                                           42,100                1,429,295
Knight-Ridder                                                                                    10,000                  541,500
McGraw-Hill Cos.                                                                                 26,700                1,729,626
Meredith                                                                                          6,860                  258,896
Moody's                                                                                          22,300                  700,220
New York Times, Cl. A                                                                            22,236                  912,343
Nextel Communications, Cl. A                                                                    104,100  (a)           1,691,625
Omnicom Group                                                                                    24,200                2,125,970
Paychex                                                                                          50,825                1,756,512
Quintiles Transnational                                                                          15,800  (a)             324,690
R.R. Donnelley & Sons                                                                            16,700                  464,928
Robert Half International                                                                        24,400  (a)             678,320
Ryder System                                                                                      8,200                  162,442
Sprint (PCS Group)                                                                              127,400  (a)           3,265,262
Tribune                                                                                          41,341                1,742,110
Univision Communications, Cl. A                                                                  28,200  (a)           1,232,622
Viacom, Cl. B                                                                                   238,150  (a)          12,398,089
Walt Disney                                                                                     284,100                8,594,025
Waste Management                                                                                 84,942                2,073,434
                                                                                                                      69,778,707

TECHNOLOGY--18.8%
ADC Telecommunications                                                                          105,500                  792,305

Adaptec                                                                                          13,600  (a)             152,864
Adobe Systems                                                                                    32,800                1,473,376



(PAGE)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Advanced Micro Devices                                                                           43,000  (a)           1,333,000
Agilent Technologies                                                                             61,908  (a)           2,415,031
Altera                                                                                           54,200  (a)           1,370,718
Analog Devices                                                                                   48,900  (a)           2,313,459
Andrew                                                                                           11,100  (a)             194,472
Apple Computer                                                                                   47,500  (a)           1,210,775
Applied Materials                                                                               110,800  (a)           6,049,680
Applied Micro Circuits                                                                           40,400  (a)           1,051,208
Autodesk                                                                                          7,900                  275,394
Automatic Data Processing                                                                        86,700                4,703,475
Avaya                                                                                            38,168  (a)             564,505
BMC Software                                                                                     33,700  (a)             815,203
Broadcom, Cl. A                                                                                  33,300  (a)           1,383,948
Cabletron Systems                                                                                25,300  (a)             396,704
Cisco Systems                                                                                   993,500  (a)          16,869,630
Citrix Systems                                                                                   25,400  (a)             721,360
Compaq Computer                                                                                 230,649                4,036,358
Computer Associates International                                                                79,350                2,554,277
Compuware                                                                                        50,100                  515,028
Comverse Technology                                                                              22,500                1,541,250
Conexant Systems                                                                                 33,400  (a)             359,050
Corning                                                                                         125,700                2,761,629
Danaher                                                                                          19,400                1,086,594
Dell Computer                                                                                   353,500  (a)           9,293,515
Dover                                                                                            27,800                1,086,146
EMC                                                                                             299,000  (a)          11,840,400
Eaton                                                                                             9,521                  700,841
Gateway                                                                                          44,200  (a)             839,800
Hewlett-Packard                                                                                 263,800                7,499,834
ITT Industries                                                                                   12,100                  533,247
Intel                                                                                           918,900               28,403,199
International Business Machines                                                                 239,700               27,599,058
Intuit                                                                                           28,300  (a)             906,732
JDS Uniphase                                                                                    178,100  (a)           3,807,778
Jabil Circuit                                                                                    26,000  (a)             755,040
KLA-Tencor                                                                                       25,500  (a)           1,401,480
LSI Logic                                                                                        43,782  (a)             896,218

                                                                                                               The Fund

(PAGE)


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Lexmark International                                                                            17,400  (a)           1,068,882
Linear Technology                                                                                43,300                2,080,132
Lucent Technologies                                                                             464,721                4,651,857
Maxim Integrated Products                                                                        43,700  (a)           2,233,070
Mercury Interactive                                                                              11,100  (a)             734,265
Micron Technology                                                                                81,000  (a)           3,675,780
Microsoft                                                                                       728,700  (a)          49,369,425
Millipore                                                                                         6,300                  361,305
Motorola                                                                                        298,456                4,640,991
NCR                                                                                              13,200  (a)             620,532
National Semiconductor                                                                           24,500  (a)             705,600
Network Appliance                                                                                43,200  (a)             982,809
Nortel Networks                                                                                 434,480                6,647,544
Novell                                                                                           45,000  (a)             215,100
Novellus Systems                                                                                 19,300  (a)           1,064,395
Oracle                                                                                          762,600  (a)          12,323,616
Palm                                                                                             77,310  (a)             619,253
Parametric Technology                                                                            37,400                  426,360
PeopleSoft                                                                                       39,000  (a)           1,444,560
PerkinElmer                                                                                       6,816                  456,059
Pitney Bowes                                                                                     34,406                1,309,836
Power-One                                                                                        10,700  (a)             187,357
QLogic                                                                                           12,500  (a)             536,125
QUALCOMM                                                                                        102,900  (a)           5,902,344
Sabre Holdings                                                                                   17,776  (a)             886,311
Sanmina                                                                                          41,400                1,206,810
Sapient                                                                                          16,600  (a)             223,270
Scientific-Atlanta                                                                               22,000                1,270,060
Siebel Systems                                                                                   58,700  (a)           2,675,546
Solectron                                                                                        88,200  (a)           2,244,690
Sun Microsystems                                                                                445,100  (a)           7,620,112
Symbol Technologies                                                                              30,150                  949,725
Tektronix                                                                                        13,018  (a)             315,036
Tellabs                                                                                          56,100  (a)           1,969,671
Teradyne                                                                                         23,900  (a)             944,050
Texas Instruments                                                                               236,400                9,148,680
Thermo Electron                                                                                  24,700  (a)             651,092



(PAGE)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Unisys                                                                                           43,000  (a)             517,720
Veritas Software                                                                                 55,830  (a)           3,328,026
Vitesse Semiconductor                                                                            25,900  (a)             878,010
Xerox                                                                                            91,648                  828,498
Xilinx                                                                                           45,100  (a)           2,140,897
                                                                                                                     292,559,982

UTILITIES--8.0%

AES                                                                                              72,600  (a)           3,460,842
AT&T                                                                                            512,899               11,427,390
Allegheny Energy                                                                                 16,800                  859,488
Ameren                                                                                           18,800                  789,036
American Electric Power                                                                          44,040                2,172,934
BellSouth                                                                                       255,300               10,712,388
CINergy                                                                                          21,800                  756,024
CMS Energy                                                                                       18,000                  563,400
Calpine                                                                                          40,700  (a)           2,319,493
CenturyTel                                                                                       19,300                  524,574
Citizens Communications                                                                          36,300  (a)             417,450
Consolidated Edison                                                                              29,100                1,088,631
Constellation Energy Group                                                                       22,300                1,064,602
DTE Energy                                                                                       19,600                  821,632
Dominion Resources                                                                               32,634                2,235,103
Dynegy, Cl. A                                                                                    44,200                2,556,970
Edison International                                                                             44,700                  440,295
Entergy                                                                                          30,600                1,239,300
Exelon                                                                                           43,537                3,006,230
FPL Group                                                                                        24,200                1,449,580
FirstEnergy                                                                                      30,900                  936,270
GPU                                                                                              16,700                  556,277
Global Crossing                                                                                 121,000                1,516,130
Mirant                                                                                           46,239                1,886,551
Niagara Mohawk Holdings                                                                          22,000  (a)             369,820
PG&E                                                                                             53,100                  476,307
PPL                                                                                              19,900                1,094,500
Pinnacle West Capital                                                                            11,600                  582,204
Progress Energy                                                                                  28,074                1,241,994
Public Service Enterprise Group                                                                  29,400                1,365,336

                                                                                                               The Fund

(PAGE)


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)

Qwest Communications International                                                              226,274  (a)           9,254,607
Reliant Energy                                                                                   40,244                1,994,090
SBC Communications                                                                              462,578               19,081,343
Sempra Energy                                                                                    28,042                  775,922
Southern                                                                                         92,400                2,161,236
Sprint (FON Group)                                                                              120,800                2,582,704
TXU                                                                                              35,420                1,557,063
Verizon Communications                                                                          368,892               20,314,882
Williams Communications Group                                                                     5,378                   24,310
WorldCom                                                                                        393,402  (a)           7,179,587
Xcel Energy                                                                                      46,530                1,451,736
                                                                                                                     124,308,231

TOTAL COMMON STOCKS

   (cost $1,320,387,460)                                                                                           1,530,458,268
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Principal
SHORT-TERM INVESTMENTS--1.4%                                                                 Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--1.3%
Goldman Sachs & Co.,
  Tri-Party Repurchase Agreement 4.45%,
  dated 4/30/2001, due 5/1/2001 in the
  amount of $19,327,389 (fully collateralized by $18,936,000 U.S. Treasury Bonds, 6.125%,

   8/15/2029, value $19,711,575)                                                             19,325,000               19,325,000

U.S. TREASURY BILLS--.1%

   5/31/2001, 4.30%                                                                           2,000,000  (b)           1,993,780

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,317,833)                                                                                                 21,318,780
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $1,341,705,293)                                                           99.8%            1,551,777,048
CASH AND RECEIVABLES (NET)                                                                          .2%                3,418,330
NET ASSETS                                                                                       100.0%            1,555,195,378

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

(PAGE)

STATEMENT OF FINANCIAL FUTURES
April 30, 2001 (Unaudited)



                                                                     Market Value                               Unrealized
                                                                       Covered by                          Appreciation at
                                               Contracts              Contracts ($)        Expiration         4/30/2001 ($)
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                 75              23,518,125           June 2001            1,565,025

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                    The Fund

(PAGE)

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
                                                                                                       Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)                                                             1,341,705,293  1,551,777,048
Cash                                                                                                                      3,530,751
Dividends and interest receivable                                                                                         1,032,933
Receivable for shares of Captial Stock subscribed                                                                           185,748
                                                                                                                      1,556,526,480
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates--Note 2                                                                       242,836
Payable for shares of Capital Stock redeemed                                                                                921,871
Payable for investment securities purchased                                                                                  86,020
Payable for futures variation margin--Note 1(d)                                                                              80,375
                                                                                                                          1,331,102
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                                                                                        1,555,195,378
---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                       1,369,140,214
Accumulated undistributed investment income--net                                                                          4,668,385
Accumulated net realized gain (loss) on investments                                                                     (30,250,001)
Accumulated net unrealized appreciation (depreciation)
  on investments (including $1,565,025 net unrealized
  appreciation on financial futures)--Note 3                                                                            211,636,780
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($)                                                                                                        1,555,195,378
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
(150 million shares of $.001 par value Capital Stock authorized)                                                         59,558,160
NET ASSET VALUE, offering and redemption price per share ($)                                                                 26.11
SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $13,573 foreign taxes withheld at source)                                                          9,884,625
Interest                                                                                                                    288,760
TOTAL INCOME                                                                                                             10,173,385
EXPENSES:
Management fee--Note 2                                                                                                    1,641,730
Interest expense--Note 4                                                                                                     15,832
Loan commitment fees--Note 4                                                                                                 12,605
TOTAL EXPENSES                                                                                                            1,670,167
INVESTMENT INCOME--NET                                                                                                    8,503,218
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):
Net realized gain (loss) on investments                                                                                 (15,808,500)
Net realized gain (loss) on financial futures                                                                            (2,700,169)
NET REALIZED GAIN (LOSS)                                                                                                (18,508,669)
Net unrealized appreciation (depreciation) on investments (including
  $1,400,900 net unrealized appreciation on financial futures)                                                         (319,581,700)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                 (338,090,369)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                                 (329,587,151)



SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                               The Fund

(PAGE)

STATEMENT OF CHANGES IN NET ASSETS


                                             Six Months Ended
                                               April 30, 2001           Year Ended
                                                   (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------------
OPERATIONS ($):
Investment income--net                              8,503,218           20,988,748
Net realized gain (loss) on investments           (18,508,669)            (275,406)

Net unrealized appreciation (depreciation)
   on investments                                (319,581,700)         (78,779,273)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (329,587,151)         (58,065,931)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                            (10,920,418)         (18,409,918)
Net realized gain on investments                   (2,310,498)         (14,475,871)
TOTAL DIVIDENDS                                   (13,230,916)         (32,885,789)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                     201,997,502        1,028,257,891
Dividends reinvested                               12,702,518           32,035,615
Cost of shares redeemed                          (306,451,549)        (726,859,112)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                     (91,751,529)         333,434,394
TOTAL INCREASE (DECREASE) IN NET ASSETS          (434,569,596)         242,482,674
--------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period                             1,989,764,974        1,747,282,300
END OF PERIOD                                   1,555,195,378        1,989,764,974
Undistributed investment income--net                4,668,385            7,085,585
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                         7,603,915           33,966,492
Shares issued for dividends reinvested                445,793            1,078,304
Shares redeemed                                   (14,959,510)         (29,320,233)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,909,802)           5,724,563
SEE NOTES TO FINANCIAL STATEMENTS.



(PAGE)

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                               Six Months Ended
                                April 30, 2001                                   Year Ended October 31,
                                                      ---------------------------------------------------------------------------

                                  (Unaudited)            2000             1999             1998             1997             1996
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                 29.94            28.76            23.34            19.73            15.38            12.75

Investment Operations:

Investment income--net                   .14(a)           .31(a)           .34(a)           .31              .30              .29
Net realized and unrealized
   gain (loss) on investments          (3.73)            1.38             5.52             3.89             4.52             2.69
Total from
   Investment Operations               (3.59)            1.69             5.86             4.20             4.82             2.98

Distributions:

Dividends from investment
   income--net                          (.20)            (.28)            (.35)            (.31)            (.28)            (.30)
Dividends from net realized
   gain on investments                  (.04)            (.23)            (.09)            (.28)            (.19)            (.05)
Total Distributions                     (.24)            (.51)            (.44)            (.59)            (.47)            (.35)
Net asset value, end of period         26.11            29.94            28.76            23.34            19.73            15.38
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                      (12.18)(b)         5.92            25.34            21.68            31.87            23.78
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                    .10(b)           .20              .20              .20              .20              .20
Ratio of net investment income
   to average net assets                 .51(b)          1.04             1.23             1.45             1.72             2.16
Portfolio Turnover Rate                 3.04(b)          4.16            16.58            16.76             3.75             4.75
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                     1,555,195        1,989,765        1,747,282        1,133,147          803,142          449,123

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(B) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

(PAGE)

income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.

                                                                      The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)
Contracts open at April 30, 2001, are set forth in the Statement of Financial Futures.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (includ-

(PAGE)

ing counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2001, amounted to $51,001,883 and $256,618,527, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments and financial futures was $211,636,780, consisting of $372,943,904 gross unrealized appreciation and $161,307,124 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                                        The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)
NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 2001, was approximately $498,000, with a related weighted average annualized interest rate of 6.41%.



NOTES



                        For More Information

                        Dreyfus BASIC
                        S&P 500 Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:
BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  713SA0401


Dreyfus Disciplined

Stock Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Disciplined Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert
J. Mullins.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index, better known as the S&P 500 Index, fell 12.06% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. In fact, the growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined a hefty 23.08% during the reporting period. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 0.42% during the reporting period.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's total return was -13.06%.(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index" ), the fund's benchmark, produced a total return of -12.06%.(2)

We attribute the fund's performance to investor concerns regarding slowing U.S. economic growth, which hurt prices for the types of large, high quality companies in which the fund invests. Economic uncertainty also caused sharp swings in investor sentiment, elevating market volatility during much of the period. Such conditions do not generally favor the fund' s disciplined, quantitative investment approach.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examine the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks he wishes to purchase, and whether he feels any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 147 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 26% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

The U.S. economy slowed throughout the period, causing a wide range of companies to post disappointing earnings and to post warnings of possible additional future disappointments. Highly valued growth stocks, particularly those within the technology sector, were among the hardest hit, suffering sharp declines during the first two months of the reporting period. Deteriorating economic conditions also took their toll on more reasonably valued technology stocks. These included several of the fund's larger holdings, such as Sun Microsystems, Cisco Systems, Network Appliance, Corning and Oracle.

During the remaining four months of the reporting period, the fund's performance generally equaled or bettered the benchmark' s results. Slowing economic conditions continued to depress prices for many of the large companies that comprise the S&P 500 Index. However, the fund's performance was enhanced by our relatively heavy exposure to a diverse group of above average performers. These included Calpine, an energy generating company; Texaco, an oil products producer; Target, a general merchandise retailer; and Quest Diagnostics, a provider of medical testing services.


What is the fund's current strategy?

As of April 30, 2001, we continue to employ our sector-neutral asset allocation strategy, which is designed to reduce certain risks by apportioning assets among various industry groups consistent with our benchmark. Our stock selection strategy remains driven by our quantitative model, which has historically been an effective instrument for distinguishing between attractive and unattractive stocks.

Because our model depends on using data from one month to identify stocks that may outperform during the next, we believe the model's effectiveness can be undermined by high levels of market volatility. However, we believe that the fund' s improved performance relative to the benchmark is due largely to volatility-related refinements in certain stock selections that we applied to our model during the reporting period. These refinements were made as part of our continual effort to find and test new ways to increase our model's effectiveness in volatile market environments.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)







COMMON STOCKS--98.9%                                                                             Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--1.8%

Anheuser-Busch Cos.                                                                             419,400               16,771,806

Philip Morris Cos.                                                                              740,700               37,116,477

                                                                                                                      53,888,283

CONSUMER CYCLICAL--8.9%

Best Buy                                                                                        259,700  (a)          14,296,485

CVS                                                                                             189,900               11,194,605

Costco Wholesale                                                                                408,600  (a)          14,272,398

Federated Department Stores                                                                     242,500  (a)          10,422,650

Harley-Davidson                                                                                 297,600               13,716,384

Home Depot                                                                                      543,000               25,575,300

Kohl's                                                                                          240,600  (a)          14,691,036

Limited                                                                                         716,700               12,126,564

Lowe's Cos.                                                                                     354,200               22,314,600

RadioShack                                                                                      265,000                8,116,950

Safeway                                                                                         296,100  (a)          16,078,230

Target                                                                                          831,900               31,986,555

US Airways Group                                                                                235,600  (a)           6,573,240

Wal-Mart Stores                                                                               1,181,000               61,104,940

                                                                                                                     262,469,937

CONSUMER STAPLES--4.6%

Archer-Daniels-Midland                                                                          792,400                9,437,484

Avon Products                                                                                   256,200               10,842,384

Coca-Cola                                                                                       528,600               24,416,034

Estee Lauder Cos.                                                                               184,200                7,321,950

General Mills                                                                                   321,900               12,686,079

Heinz (H.J.)                                                                                    268,900               10,527,435

Hershey Foods                                                                                   127,400                7,696,234

PepsiCo                                                                                         302,700               13,261,287

Quaker Oats                                                                                     204,900               19,875,300

Ralston Purina Group                                                                            438,100               13,313,859

Wrigley, (Wm.) Jr.                                                                              171,800                8,299,658

                                                                                                                     137,677,704

ENERGY RELATED--8.4%

Anadarko Petroleum                                                                               87,900                5,680,098

Apache                                                                                           94,900                6,069,804

Diamond Offshore Drilling                                                                       181,500                7,971,480

El Paso                                                                                         227,075               15,622,760


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Exxon Mobil                                                                                     963,600               85,374,960

Halliburton                                                                                     212,700                9,190,767

Kerr-McGee                                                                                      233,780               16,750,337

Nabors Industries                                                                               128,200  (a)           7,643,284

Noble Drilling                                                                                  237,700  (a)          11,528,450

Royal Dutch Petroleum (New York Shares)                                                         399,700               23,794,141

Texaco                                                                                          485,100               35,063,028

USX-Marathon Group                                                                              440,900               14,091,164

Valero Energy                                                                                   191,000                9,198,560

                                                                                                                     247,978,833

HEALTH CARE--12.3%

ALZA                                                                                            328,700  (a)          15,028,164

Abbott Laboratories                                                                             718,500               33,324,030

American Home Products                                                                          569,800               32,905,950

Amgen                                                                                           440,900  (a)          26,956,626

Cardinal Health                                                                                 267,000               17,995,800

Elan, ADS                                                                                       238,800  (a)          11,975,820

Genentech                                                                                       136,800  (a)           7,182,000

Genzyme- General Division                                                                       122,300  (a)          13,327,031

King Pharmaceuticals                                                                            223,800  (a)           9,428,694

Lilly (Eli) & Co.                                                                               327,733               27,857,305

Medtronic                                                                                       500,600               22,326,760

Pfizer                                                                                        1,947,300               84,318,090

Pharmacia                                                                                       504,900               26,386,074

Quest Diagnostics                                                                               157,300  (a)          19,379,360

Schering-Plough                                                                                 374,800               14,444,792

                                                                                                                     362,836,496

INTEREST SENSITIVE--22.0%

ACE                                                                                             265,100                9,464,070

Allstate                                                                                        304,360               12,707,030

Ambac Financial Group                                                                           205,000               11,031,050

American General                                                                                390,100               17,012,261

Bank of America                                                                                 678,600               38,001,600

CIGNA                                                                                           184,300               19,664,810

Citigroup                                                                                     1,404,160               69,014,464

Fannie Mae                                                                                      357,500               28,692,950

First Data                                                                                      239,500               16,151,880

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

FleetBoston Financial                                                                           784,500               30,101,265

General Electric                                                                              2,854,000              138,504,620

Hartford Financial Services Group                                                               364,400               22,629,240

J.P. Morgan Chase & Co.                                                                         625,470               30,010,051

Lehman Brothers Holdings                                                                        200,400               14,579,100

MBNA                                                                                            790,600               28,184,890

MGIC Investment                                                                                 153,200                9,956,468

Merrill Lynch                                                                                   445,000               27,456,500

PNC Financial Services Group                                                                    229,200               14,914,044

Providian Financial                                                                             463,300               24,693,890

St. Paul Cos.                                                                                   233,900               10,548,890

U.S. Bancorp                                                                                    864,359               18,307,124

UnitedHealth Group                                                                              186,700               12,225,116

Washington Mutual                                                                               249,000               12,432,570

Wells Fargo                                                                                     713,500               33,513,095

                                                                                                                     649,796,978

INTERNET RELATED--2.1%

AOL Time Warner                                                                               1,209,100  (a)          61,059,550

PRODUCER GOODS--7.9%

Alcoa                                                                                           339,200               14,042,880

Boeing                                                                                          169,000               10,444,200

Canadian National Railway                                                                       185,500                7,343,945

Canadian Pacific                                                                                148,800                5,828,496

Caterpillar                                                                                     188,600                9,467,720

Eastman Chemical                                                                                217,500               11,579,700

General Dynamics                                                                                 89,900                6,929,492

International Paper                                                                             291,800               11,432,724

Lockheed Martin                                                                                 227,700                8,005,932

Minnesota Mining & Manufacturing                                                                199,400               23,730,594

Praxair                                                                                         310,600               14,700,698

Temple-Inland                                                                                   125,600                6,405,600

Tidewater                                                                                       203,600                9,542,732

Tyco International                                                                              976,100               52,094,457

United Parcel Service, Cl. B                                                                    193,200               11,099,340

United Technologies                                                                             274,400               21,425,152

Westvaco                                                                                        340,700                8,987,666

                                                                                                                     233,061,328


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--4.6%

AT&T Wireless Group                                                                             345,700  (a)           6,948,570

Automatic Data Processing                                                                       321,000               17,414,250

Clear Channel Communications                                                                    272,624  (a)          15,212,419

Disney (Walt)                                                                                   784,500               23,731,125

Gannett                                                                                         220,500               14,233,275

Omnicom Group                                                                                   192,500               16,911,125

Viacom, Cl. B                                                                                   497,217  (a)          25,885,117

VoiceStream Wireless                                                                             60,258  (a)           6,327,090

Western Wireless, Cl. A                                                                         181,100  (a)           8,064,383

                                                                                                                     134,727,354

TECHNOLOGY--18.2%

Agere Systems, Cl. A                                                                            673,300                4,713,100

Altera                                                                                          442,900  (a)          11,200,941

Amdocs                                                                                          163,500  (a)           9,630,150

Analog Devices                                                                                  250,200  (a)          11,836,962

CIENA                                                                                            76,800  (a)           4,228,608

Cisco Systems                                                                                 2,189,900  (a)          37,184,502

Comverse Technology                                                                             102,300  (a)           7,007,550

Corning                                                                                         421,100                9,251,567

Danaher                                                                                         123,000                6,889,230

Dell Computer                                                                                   772,400  (a)          20,306,396

EMC                                                                                             404,600  (a)          16,022,160

Harris                                                                                          365,400               10,505,250

Hewlett-Packard                                                                                 369,300               10,499,199

Intel                                                                                         1,524,900               47,134,659

International Business Machines                                                                 508,300               58,525,662

Juniper Networks                                                                                 35,100  (a)           2,071,953

Linear Technology                                                                               295,900               14,215,036

Maxim Integrated Products                                                                       248,700  (a)          12,708,570

Microsoft                                                                                     1,342,400  (a)          90,947,600

Network Appliance                                                                               184,500  (a)           4,197,412

Nokia, ADS                                                                                      272,700                9,323,613

Oracle                                                                                        1,945,900  (a)          31,445,744

QUALCOMM                                                                                        256,300  (a)          14,701,368

Sanmina                                                                                         318,100  (a)           9,272,615

Siebel Systems                                                                                  256,200  (a)          11,677,596

Solectron                                                                                       435,800  (a)          11,091,110

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sun Microsystems                                                                              1,161,200  (a)          19,879,744

Tech Data                                                                                       180,800  (a)           6,302,688

Tellabs                                                                                         223,800  (a)           7,857,618

Texas Instruments                                                                               635,900               24,609,330

Unisys                                                                                          349,600  (a)           4,209,184

                                                                                                                     539,447,117

UTILITIES--8.1%

Calpine                                                                                         461,400  (a)          26,295,186

Exelon                                                                                          328,500               22,682,925

GPU                                                                                             353,900               11,788,409

Public Service Enterprise Group                                                                 217,600               10,105,344

Qwest Communications International                                                              713,854  (a)          29,196,628

Reliant Energy                                                                                  408,100               20,221,355

SBC Communications                                                                            1,249,531               51,543,154

Sprint (FON Group)                                                                              671,400               14,354,532

Verizon Communications                                                                          594,900               32,761,143

WorldCom                                                                                      1,084,600  (a)          19,793,950

                                                                                                                     238,742,626

TOTAL COMMON STOCKS

   (cost $2,299,274,714)                                                                                           2,921,686,206
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party Repurchase

  Agreement, 4.45% dated 4/30/2001,

  due 5/1/2001 in the amount of

  $22,392,768 (fully collateralized

  by $19,676,000 U.S. Treasury Bonds,

  9.125%, 5/15/2009, value $22,838,915)

   (cost $22,390,000)                                                                        22,390,000               22,390,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,321,664,714)                                                           99.6%            2,944,076,206

CASH AND RECEIVABLES (NET)                                                                          .4%               10,580,969

NET ASSETS                                                                                       100.0%            2,954,657,175

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                          2,321,664,714  2,944,076,206

Cash                                                                  2,434,697

Receivable for investment securities sold                            12,129,659

Dividends and interest receivable                                     1,422,787

Receivable for shares of Capital Stock subscribed                       608,381

                                                                  2,960,671,730
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 2,318,037

Payable for shares of Capital Stock redeemed                          3,696,518

                                                                      6,014,555
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,954,657,175
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,436,438,115

Accumulated undistributed investment income--net                      1,109,617

Accumulated net realized gain (loss) on investments                (105,302,049)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                           622,411,492
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,954,657,175
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(165 million shares of $.001 par value Capital Stock authorized)     84,264,158

NET ASSET VALUE, offering and redemption price per share ($)              35.06

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $26,089 foreign taxes withheld at source)    16,186,615

Interest                                                               668,529

TOTAL INCOME                                                        16,855,144

EXPENSES:

Management fee--Note 2(a)                                           13,854,335

Distribution fees--Note 2(b)                                         1,539,371

Loan commitment fees--Note 4                                            20,655

TOTAL EXPENSES                                                      15,414,361

INVESTMENT INCOME--NET                                               1,440,783
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                           (96,055,473)

Net unrealized appreciation (depreciation) on investments        (365,330,560)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (461,386,033)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (459,945,250)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,440,783              826,386

Net realized gain (loss) on investments      (96,055,473)          161,712,943

Net unrealized appreciation (depreciation)
   on investments                           (365,330,560)           62,557,594

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (459,945,250)          225,096,923
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (331,166)          (1,601,307)

Net realized gain on investments            (159,089,123)        (111,279,716)

TOTAL DIVIDENDS                             (159,420,289)        (112,881,023)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 344,983,401         943,646,506

Dividends reinvested                          150,133,670         106,211,213

Cost of shares redeemed                     (436,019,253)        (936,697,466)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            59,097,818          113,160,253

TOTAL INCREASE (DECREASE) IN NET ASSETS     (560,267,721)         225,376,153
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,514,924,896       3,289,548,743

END OF PERIOD                               2,954,657,175       3,514,924,896

Undistributed investment income--net            1,109,617               --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,467,634          22,170,769

Shares issued for dividends reinvested          3,869,509           2,575,267

Shares redeemed                              (12,082,202)         (22,039,293)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  1,254,941            2,706,743

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                   Six Months Ended
                                     April 30, 2001                                        Year Ended October 31,
                                                               ---------------------------------------------------------------------

                                         (Unaudited)           2000            1999         1998(a)              1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                        42.34           40.96           34.68           32.78            26.65          22.09

Investment Operations:

Investment income--net                          .02(b)          .01(b)          .11(b)          .20              .25            .28

Net realized and unrealized
   gain (loss) on investments                 (5.38)           2.78            7.97            5.31             7.92           5.13

Total from Investment
   Operations                                 (5.36)           2.79            8.08            5.51             8.17           5.41

Distributions:

Dividends from investment
   income--net                                 (.00)(c)        (.02)           (.15)           (.24)            (.26)         (.29)

Dividends from net realized
   gain on investments                        (1.92)          (1.39)          (1.65)          (3.37)           (1.78)         (.56)

Total Distributions                           (1.92)          (1.41)          (1.80)          (3.61)           (2.04)         (.85)

Net asset value,
   end of period                              35.06           42.34           40.96           34.68            32.78          26.65
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             (13.06)(d)        6.88           24.01           18.37            32.32          25.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                          .50(d)          1.00            1.00            .99              .90            .90

Ratio of net investment
   income to average
   net assets                                  .05(d)           .02             .28            .61              .87           1.23

Portfolio Turnover Rate                      25.13(d)         50.32           57.23          54.45            68.87          64.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            2,954,657       3,514,925       3,289,549      2,436,164        1,482,176        807,680

(A)  EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND,
     WITH THE EXISTING INSTITUTIONAL AND RETAIL SHARES CONVERTED INTO A NEW
     SINGLE CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2001, there were no financial futures contracts outstanding.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2 -Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2001, the fund was charged $1,539,371 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $779,333,319 and $885,613,205, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $622,411,492, consisting of $766,169,603 gross unrealized appreciation and $143,758,111 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus
                        Disciplined Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  728SA0401


Dreyfus Institutional
Government Money
Market Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                   Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Government Money Market Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while prices of many longer term assets, such as stocks, declined. The overall stock market, as measured by the S&P 500 Composite Stock Price Index, declined 12.06% during the period.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually
stress   the  importance  of  diversification,  a  basic  tenet  of  investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the six-month period ended April 30, 2001, Dreyfus Institutional Government Money Market Fund produced an annualized yield of 5.58%, and after taking into account the effects of compounding, an annualized effective yield of 5.72%.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively long average maturity during much of the reporting period. This positioning enabled us to capture relatively higher yields when interest rates fell during the first quarter of 2001.

What is the fund's investment approach?

As a government money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high quality short-term debt securities that are issued or guaranteed by the United States Government or its agencies or instrumentalities, including U.S. Treasury securities, as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The slowdown of the U.S. economy and the series of four short-term interest-rate cuts initiated by the Federal Reserve Board (the "Fed") during the reporting
period   were   the   two   most  significant  factors  affecting  performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the period began in November 2000, the U.S. economy was in the midst of a dramatic slowdown. As the period proceeded, the economy continued to deteriorate as evidenced by declining retail sales, corporations warning of earnings disappointments and more frequent layoff announcements. On the other hand, some economic indicators remained relatively strong, including housing sales, auto sales, and most notably, consumer spending. Although consumers continued to spend money on goods and services, corporations were doing just the opposite -- cutting back on their capital expenditures and choosing to wait for a more favorable business environment. For example, many corporations postponed plans to update their communications network systems, including Internet, e-business, wireless, optical, data and voice systems. This sudden fall-off in demand caused many large, well-known technology companies to suffer. Many such firms responded
to    this    decrease    in    business    by    laying    off    workers.

To combat economic weakness, the Fed implemented four short-term interest-rate cuts between the beginning of January and the end of April 2001. These reductions, which totaled two percent, drove down the yields of money market investments. As the Fed eased monetary policy, we responded by extending the fund' s average maturity -- a measure of sensitivity to interest rate movements -- in an effort to lock in relatively higher yields for as long as practical as
interest    rates    declined.

Another  factor  that  positively  affected  performance,  albeit  on a slightly smaller scale, is that many investors have recently come to prefer investments in money market funds to the more volatile stock market. Due to the decline in many stocks and the stock market in general over the past six months, many investors have been seeking a safer haven and the competitive yields provided by
money    market    instruments.


What is the fund's current strategy?

In our view, interest rates are likely to remain stable or trend slightly lower. Accordingly, we have continued our strategy of maintaining a relatively long average maturity for the fund. In fact, as of the end of the period the fund's average maturity was 50 days versus 41 days when the reporting period began

In addition, we have continued to emphasize U.S. Government agency securities over U.S. Treasury securities in an effort to earn the highest possible yield for the fund. As of April 30, 2001, the largest portion of the fund's assets was invested in U.S. Government agency securities, followed by repurchase agreements and government floating rate notes. As always, we plan to continually monitor the economy and money markets, and we will revise our maturity management and
asset    allocation    strategies    accordingly    as    conditions   evolve.

May 14, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
U.S. GOVERNMENT AGENCIES--71.9%                                          Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Notes

   5/1/2001                                                                      5.81            10,000,000           10,000,000

   7/2/2001                                                                      4.55             5,000,000            5,000,000

   8/1/2001                                                                      5.05             5,000,000            5,000,000

   10/1/2001                                                                     4.38             5,000,000            5,000,000

   11/1/2001                                                                     4.01             5,000,000            5,000,000

Federal Home Loan Banks, Discount Notes

   5/23/2001                                                                     4.37             10,000,000           9,973,417

   6/20/2001                                                                     4.24             10,000,000           9,941,528

   7/6/2001                                                                      5.24             10,000,000           9,906,133

   7/11/2001                                                                     5.22             10,000,000           9,899,614

Federal Home Loan Banks, Floating Rate Notes

   9/26/2001                                                                     4.34  (a)       15,000,000           14,996,430

   3/5/2002                                                                      4.91  (a)       10,000,000           10,000,000

Federal Home Loan Mortgage Corp.,
   Discount Note

   5/10/2001                                                                     4.96             10,000,000           9,987,700

Federal National Mortgage Association,
   Discount Notes

   5/1/2001                                                                      5.35             10,000,000          10,000,000

   6/4/2001                                                                      5.28             10,000,000           9,951,172

   6/5/2001                                                                      5.31             10,000,000           9,949,444

   7/12/2001                                                                     5.25             10,000,000           9,897,600

Federal National Mortgage Association,
   Floating Rate Note

   12/3/2001                                                                     4.93  (a)       10,000,000            9,997,705

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $154,500,743)                                                                                               154,500,743


                                                                          Annualized
                                                                            Yield on
                                                                             Date of             Principal
REPURCHASE AGREEMENTS--30.6%                                             Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.

   dated 4/30/2001, due 5/1/2001
   in the amount of $35,845,496
   (fully collateralized by $27,963,000
   U.S. Treasury Bonds 8.50%,
   due 2/15/2020, value $36,558,146)                                             4.45             35,841,066          35,841,066

Salomon Smith Barney

   dated 4/30/2001, due 5/1/2001
   in the amount of $30,003,858
   (fully collateralized by $29,018,000
   Federal Home Loan  Mortgage Corp. 7.00%,
   due 2/15/2003, value $30,600,276)                                             4.63             30,000,000          30,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $65,841,066)                                                                                                 65,841,066
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $220,341,809)                                                                               102.5%          220,341,809

LIABILITIES, LESS CASH AND RECEIVABLES                                                               (2.5%)          (5,448,178)

NET ASSETS                                                                                           100.0%          214,893,631

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements
of $65,841,066)--Note 1(c)                           220,341,809     220,341,809

Cash                                                                      28,662

Interest receivable                                                      453,481

                                                                     220,823,952
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    91,390

Payable for investment securities purchased                           5,000,000

Dividends payable                                                       838,931

                                                                      5,930,321
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,893,631
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     214,966,597

Accumulated net realized gain (loss) on investments                    (72,966)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      214,893,631
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      214,966,597

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,655,461

EXPENSES:

Management fee--Note 2(a)                                              193,705

Shareholder servicing costs--Note 2(b)                                 193,705

TOTAL EXPENSES                                                         387,410

INVESTMENT INCOME--NET                                               7,268,051
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  41,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,309,157

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2001          Year Ended

                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,268,051          16,766,077

Net realized gain (loss) from investments          41,106                 --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,309,157          16,766,077
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,268,051)        (16,766,077)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 946,098,473       3,010,691,825

Dividends reinvested                              208,963             309,551

Cost of shares redeemed                    (1,024,126,589)     (2,954,861,442)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (77,819,153)         56,139,934

TOTAL INCREASE (DECREASE) IN NET ASSETS       (77,778,047)         56,139,934
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           292,671,678          236,531,744

END OF PERIOD                                 214,893,631          292,671,678

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                            April 30, 2001                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .028          .058          .046          .052           .052          .051

Distributions:

Dividends from
   investment income--net                            (.028)        (.058)        (.046)        (.052)        (.052)         (.051)

Net asset value,
   end of period                                      1.00          1.00          1.00          1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.65(a)       5.94          4.74          5.36          5.28           5.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .30(a)        .30           .30           .30           .30            .30

Ratio of net investment income
   to average net assets                              5.63(a)       5.81          4.64          5.22          5.14           5.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     214,894        292,672      236,532       343,988       191,853        295,434

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
"   Code"   ). To    the

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $114,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $14,000 of the carryover expires in fiscal 2005, $68,000 expires in fiscal 2006 and $32,000 expires in fiscal 2007.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2001, the fund was charged $193,705 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the line of credit.


                                                           For More Information

                        Dreyfus Institutional Government Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  919SA0401



Dreyfus
Institutional Prime
Money Market Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                          Dreyfus Institutional
                                                        Prime Money Market Fund

                                                                       The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Prime Money Market Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while prices of many longer term assets, such as stocks, declined. The overall stock market, as measured by the S&P 500 Composite Stock Price Index, declined 12.06% during the period.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually
stress   the  importance  of  diversification,  a  basic  tenet  of  investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period

For the six-month period ended April 30, 2001, Dreyfus Institutional Prime Money Market Fund produced an annualized yield of 5.70%, and after taking into account the effects of compounding, an annualized effective yield of 5.85% .(1

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively long average maturity for the portfolio. This positioning enabled us to capture relatively higher yields as interest rates fell during the first quarter of 2001.

What is the fund's investment approach?

As a money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high quality short-term debt securities, such as those issued by the United States Government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average
dollar-weighted    portfolio    maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

The two most significant factors affecting the fund's performance were the slowdown of the U.S. economy and the series of four short-term interest-rate cuts initiated by the Federal Reserve Board (the "Fed") during the reporting period.

                                                             The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began in November 2000, the U.S. economy was in the midst of a dramatic slowdown. As the period progressed, the economy continued to deteriorate: retail sales declined, corporations warned of earnings disappointments and layoff announcements became more frequent. On the other hand, some economic indicators remained relatively strong, including housing sales, auto sales, and most notably, consumer spending. While consumers continued to spend money on goods and services, corporations were doing just the opposite -- cutting back on their capital expenditures and choosing to wait for a more favorable business environment. For example, many corporations postponed their plans to update their communications network systems, including Internet, e-business, wireless, optical, data and voice systems. This sudden fall-off in demand caused many large, well-known technology companies to suffer. Many such
firms   responded   to  this  decrease  in  business  by  laying  off  workers.

To combat economic weakness, the Fed implemented four short-term interest-rate cuts between the beginning of January and the end of April 2001. These reductions, which totaled two percent, drove down the yields of money market investments. As the Fed eased monetary policy, we responded by extending the fund' s average maturity -- a measure of sensitivity to interest-rate movements -- in an effort to lock in relatively higher yields for as long as practical as
interest    rates    declined.

Another  factor  that  positively  affected  performance,  albeit  on a slightly smaller scale, is that many investors have recently come to prefer investments in money market funds to the more volatile stock market. Due to the decline in many stocks and the stock market in general over the past six months, many investors have been seeking a safer haven and the competitive yields provided by
money    market    instruments.


What is the fund's current strategy?

Because we believe that interest rates are likely to remain stable or trend slightly lower, we have continued our strategy of maintaining a relatively long average maturity for the fund. In fact, as of the end of the period the fund's average maturity was 50 days, versus 41 days when the reporting period began

As of April 30, 2001, we have allocated the largest portion of the fund's assets to commercial paper, followed by repurchase agreements, corporate notes and time deposits. Of course, we plan to continually monitor the economy and money markets,  and  we  will  revise  our  maturity  management  and asset allocation
strategies    accordingly    as    conditions    evolve.

May 14, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--2.1%                                                 Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

South Trust Bank

   4.17%, 10/24/2001                                                                         10,000,000               10,000,000

Svenska Handelsbanken (Yankee)

   7.00%, 5/2/2001                                                                           10,000,000                9,999,995

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $19,999,995)                                                                                                 19,999,995

COMMERCIAL PAPER--58.5%
-----------------------------------------------------------------------------------------------------------------------------------

ABB Treasury Center (USA) Inc.

   4.19%, 10/16/2001                                                                         10,000,000                9,808,200

AEP Credit Inc.

   4.47%, 5/24/2001                                                                          10,000,000                9,971,569

Alcatel S.A.

   4.43%, 7/9/2001                                                                           15,000,000               14,873,979

Alliance & Leicester PLC

   5.01%, 6/4/2001                                                                           14,000,000               13,934,550

Amsterdam Funding Corp.

   4.91%, 5/21/2001                                                                          10,000,000                9,972,889

Archer Daniels Midland Co.

   6.62%, 5/9/2001                                                                            5,000,000                4,992,889

Atlantis One Funding Corp.

   4.22%, 10/1/2001                                                                          10,000,000                9,824,050

Bavaria Universal Funding Corp.

   4.55%, 9/17/2001                                                                          10,000,000                9,827,794

Canadian Wheat Board

   4.66%, 7/16/2001                                                                          10,000,000                9,903,100

Caterpillar Financial Services Corp.

   4.96%, 5/21/2001                                                                          10,000,000                9,972,722

CBA (Delaware) Finance Inc.

   4.74%, 6/15/2001                                                                          10,000,000                9,941,375

Colonial Pipeline Co.

   4.32%, 7/13/2001                                                                           5,000,000                4,956,606

Dexia Delaware LLC

   5.16%, 8/7/2001                                                                           10,000,000                9,863,072

Diageo Capital PLC

   4.22%, 7/20/2001                                                                          10,000,000  (a)           9,907,111

Erasmus Capital Corp.

   4.80%--5.30%, 5/18/2001--6/7/2001                                                         16,254,000               16,189,735

Eureka Securitization PLC

   4.71%, 7/10/2001                                                                          10,000,000                9,909,389


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Fairway Finance Corp.

   4.74%--4.80%, 6/26/2001--7/16/2001                                                        20,000,000               19,827,311

First Data Corp.

   5.28%, 5/15/2001                                                                          10,000,000                9,979,739

General Motors Acceptance Corp.

   5.37%, 6/22/2001                                                                          10,000,000                9,924,311

Giro Funding U.S. Corp.

   4.77%, 7/17/2001                                                                          10,000,000                9,899,258

Golden Peanut Company LLC

   4.27%, 8/3/2001                                                                           10,000,000                9,889,811

Halifax PLC

   5.33%--6.61%, 5/2/2001--7/9/2001                                                          20,000,000               19,898,747

Hertz Corp.

   5.08%, 5/4/2001                                                                           10,000,000                9,995,800

Hewlett-Packard Co.

   4.33%, 6/18/2001                                                                          10,000,000                9,942,667

Homeside Lending Inc.

   4.72%, 7/11/2001                                                                          10,000,000                9,907,897

International Lease Finance Corp.

   4.29%, 7/19/2001                                                                          10,000,000                9,906,956

Jupiter Securitization Corp.

   4.78%, 7/19/2001                                                                          10,000,000                9,896,422

KFW International Finance Inc.

   5.42%, 5/29/2001                                                                          10,000,000                9,958,622

Kitty Hawk Funding Corp.

   4.20%, 10/17/2001                                                                          5,107,000                5,008,225

Lone Star Funding LLC

   4.27%, 7/25/2001                                                                          10,000,000                9,900,361

Moriarty Ltd.

   4.49%--5.50%, 7/16/2001--9/27/2001                                                        20,000,000               19,704,945

Nationwide Building Society

   4.24%, 8/20/2001                                                                          10,000,000                9,871,117

Nordea North America Inc.

   4.19%, 10/24/2001                                                                         10,000,000                9,799,556

Paccar Financial Corp.

   4.72%, 7/10/2001                                                                           9,800,000                9,711,011

Pennine Funding LLC

   4.60%, 10/12/2001                                                                          5,000,000                4,897,500

Public Square Funding LLC

   4.98%, 5/11/2001                                                                          10,000,000                9,986,222

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Rio Tinto America Inc.

   4.25%--4.99%, 6/8/2001--7/27/2001                                                         20,000,000               19,846,461

Scripps (E.W.) Co.

   5.45%, 5/22/2001                                                                          10,000,000                9,968,792

Sheffield Receivables Corp.

   4.91%, 5/23/2001                                                                          10,000,000                9,970,178

Societe Generale N.A. Inc.

   4.67%, 10/17/2001                                                                         10,000,000                9,785,933

Spintab AB

   4.67%, 7/17/2001                                                                          10,000,000                9,901,183

Svenska Handelsbanken Inc.

   4.19%, 10/22/2001                                                                         10,000,000                9,801,833

Swedbank Inc.

   4.70%--4.97%, 6/6/2001--7/16/2001                                                         20,000,000               19,852,733

Three Pillars Funding Corp.

   5.06%, 6/5/2001                                                                           10,000,000                9,951,389

UBS Finance Delaware LLC

   4.98%, 6/5/2001                                                                           10,000,000                9,952,167

Variable Funding Capital Corp.

   5.28%--5.50%, 5/10/2001--7/16/2001                                                        15,177,000               15,105,479

Verizon Global Funding Inc.

   4.24%--4.36%, 6/14/2001--7/19/2001                                                        20,000,000               19,854,911

Wells Fargo & Co.

   5.26%, 5/4/2001                                                                           10,000,000                9,995,658

Windmill Funding Corp.

   4.35%, 6/21/2001                                                                          10,000,000                9,938,800

TOTAL COMMERCIAL PAPER

   (cost $545,681,025)                                                                                               545,681,025

CORPORATE NOTES--15.8%
------------------------------------------------------------------------------------------------------------------------------------

American Honda Finance Corp.

   5.38%, 2/19/2002                                                                          12,000,000  (b)          12,000,000

Bear Stearns Cos. Inc.

   4.80%, 7/18/2001                                                                          10,000,000  (b)          10,000,000

Cargill Inc.

   4.66%, 1/14/2002                                                                          10,000,000  (b)          10,012,582

Countrywide Home Loans, Inc.

   5.69%, 1/28/2002                                                                          15,000,000  (b)          15,000,000

Deere (John) Capital Corp.

   5.45%, 2/8/2002                                                                           10,000,000  (b)           9,997,398


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Fleet National Bank

   4.59%, 10/9/2001                                                                          10,000,000  (b)          10,015,241

Ford Motor Credit Co.

   4.64%, 10/9/2001                                                                          10,000,000  (b)          10,010,460

Gap Inc.

   4.98%, 9/21/2001                                                                          10,000,000  (b)          10,000,000

General Motors Acceptance Corp.

   5.03%, 4/18/2002                                                                          10,000,000  (b)           9,984,596

Goldman Sachs Group Inc.

   5.02%, 11/19/2001                                                                         10,000,000  (b)          10,008,124

Household Finance Corp.

   5.07%, 12/5/2001                                                                          10,000,000  (b)          10,008,060

Merrill Lynch & Co. Inc.

   4.99%, 9/13/2001                                                                          10,000,000  (b)          10,000,406

National Rural Utilities Corp.

   4.77%, 7/20/2001                                                                          10,000,000  (b)          10,000,221

SBC Communications Inc.

   5.03%, 3/14/2002                                                                          10,000,000  (b)          10,000,000

TOTAL CORPORATE NOTES

   (cost $147,037,088)                                                                                               147,037,088

SHORT-TERM BANK NOTES--2.1%
------------------------------------------------------------------------------------------------------------------------------------

First Union National Bank

   4.46%, 5/29/2001                                                                          10,000,000  (b)          10,000,000

National City Bank

   5.04%, 3/1/2002                                                                           10,000,000  (b)          10,005,056

TOTAL SHORT-TERM BANK NOTES

   (cost $20,005,056)                                                                                                 20,005,056

REPURCHASE AGREEMENTS--18.8%
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

   4.45% dated 4/30/2001, due 5/1/2001 in the
   amount of $40,004,944 (fully collateralized by
   $38,756,000 U.S. Treasury Notes, 7.50%,
   due 11/15/2001, value $40,800,428)                                                        40,000,000               40,000,000

CS First Boston Corp.

   4.50% dated 4/30/2001, due 5/1/2001 in the
   amount of $40,005,000 (fully collateralized by
   $116,226,000 U.S.Treasury Strips due from
   2/15/2009 to 8/15/2019, value $40,800,272)                                                40,000,000               40,000,000

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Principal
REPURCHASE AGREEMENTS (CONTINUED)                                                             Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.

   4.45% dated 4/30/2001, due 5/1/2001 in the
   amount of $23,426,514 (fully collateralized by
   $6,202,000 U.S. Treasury Notes 6.375%, due
   4/30/2002 and $15,183,000 U.S. Treasury Bonds
   7.125%, due 2/15/2023, value $23,892,539)                                                 23,423,619               23,423,619

Salomon Smith Barney

   4.63% dated 4/30/2001, due 5/1/2001 in the
   amount of $ 71,909,247(fully collateralized by
   $68,433,000 Federal Home Loan Mortgage Corp.
   7.00%--7.91%, due from 2/15/2003 to 7/12/2021,
   value $73,338,538)                                                                        71,900,000               71,900,000

TOTAL REPURCHASE AGREEMENTS

   (cost $175,323,619)                                                                                               175,323,619

TIME DEPOSITS--2.9%
-----------------------------------------------------------------------------------------------------------------------------------

Marshall & Ilsley Corp. (Grand Cayman)

  4.59%, 5/1/2001

   (cost $27,000,000)                                                                        27,000,000               27,000,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $935,046,783)                                                                           100.2%              935,046,783

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)              (1,694,691)

NET ASSETS                                                                                       100.0%              933,352,092

(A)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL  30,  2001,  THIS
     SECURITY AMOUNTED TO $9,907,111 OR APPROXIMATELY 1.1% OF NET ASSETS.

(B)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

  (including Repurchase Agreements of

   $175,323,619)--Note 1(c)                            935,046,783  935,046,783

Cash                                                                    368,868

Interest receivable                                                   1,682,492

                                                                    937,098,143

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   236,512

Dividend payable                                                      3,505,828

Payable for shares of Capital Stock redeemed                              3,711

                                                                      3,746,051

NET ASSETS ($)                                                      933,352,092
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     933,367,209

Accumulated net realized gain (loss) on investments                    (15,117)

NET ASSETS ($)                                                      933,352,092
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value shares of Capital Stock authorized)
                                                                    933,367,209

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     22,582,241

EXPENSES:

Management fee--Note 2(a)                                              568,597

Shareholder servicing costs--Note 2(b)                                 568,597

TOTAL EXPENSES                                                       1,137,194

INVESTMENT INCOME--NET                                              21,445,047
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 (4,961)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,440,086

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         21,445,047            39,571,175

Net realized gain (loss) from investments         (4,961)                  156

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  21,440,086            39,571,331
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (21,445,047)         (39,571,175)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,195,737,881        3,677,358,059

Dividends reinvested                            3,077,627           10,538,921

Cost of shares redeemed                    (1,943,214,861)      (3,594,611,443)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 255,600,647           93,285,537

TOTAL INCREASE (DECREASE) IN NET ASSETS       255,595,686           93,285,693
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           677,756,406          584,470,713

END OF PERIOD                                 933,352,092          677,756,406

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2001                                 Year Ended October 31,
                                                                    ---------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .028          .060          .048          .053           .053          .052

Distributions:

Dividends from investment
   income--net                                       (.028)        (.060)        (.048)        (.053)         (.053)        (.052)

Net asset value,
   end of period                                      1.00          1.00          1.00          1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.77(a)       6.13          4.91          5.47           5.42          5.33
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .30(a)        .30           .30          .30             .30           .30

Ratio of net investment
   income to average
   net assets                                         5.66(a)       5.98          4.81         5.34            5.27          5.25
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     933,352       677,756        584,471     479,866         533,154       575,700

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $10,156 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $10 of the carryover expires in fiscal 2004, $9,373 expires in fiscal 2005 and $773 expires in fiscal 2006.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the
fund'  s   allocable  portion  of  fees  and  expenses  of  the  non-

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in
fact   paid   directly   by   the  Manager  to  the  non-interested  Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2001, the fund was charged $568,597 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings During the period ended April 30, 2001, the fund did not borrow under the line of credit.

                                                             The Fund


NOTES




                                                           For More Information

                        Dreyfus Institutional Prime Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  922SA0401


Dreyfus Institutional
U.S. Treasury
Money Market Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                          Dreyfus Institutional
                                                U.S. Treasury Money Market Fund

                                                                       The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while prices of many longer term assets, such as stocks, declined. The overall stock market, as measured by the S&P 500 Composite Stock Price Index, declined 12.06% during the period.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually
stress   the  importance  of  diversification,  a  basic  tenet  of  investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended April 30, 2001, Dreyfus Institutional U.S. Treasury Money Market Fund produced an annualized yield of 5.51%, and after taking into account the effects of compounding, an annualized effective yield of 5.65%.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively long average maturity for the portfolio. This positioning enabled us to capture relatively higher yields as
interest    rates    fell    during    the    first    quarter    of    2001.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average dollar-weighted
maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

The two most significant factors affecting performance during the reporting period were the slowdown of the U.S. economy and the series of four short-term interest-rate cuts initiated by the Federal Reserve Board (the "Fed" ).

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began in November 2000, the U.S. economy was in the midst of a dramatic slowdown. As the period progressed, the economy continued to deteriorate. In this environment, retail sales declined, corporations warned of earnings disappointments and layoff announcements became more frequent. While these signs pointed to an even weaker economy, other economic indicators remained relatively strong, including housing sales, auto sales, and most notably, consumer spending. Consumers continued to spend money on goods and services. However, corporations were doing just the opposite -- cutting back on their capital expenditures and choosing to wait for a more favorable business environment. For instance, many corporations postponed plans to update their communications network systems, including Internet, e-business, wireless, optical, data and voice systems. This sudden fall-off in demand caused many large, well-known technology companies to suffer. Many such firms responded to
this    decrease    in    business    by    laying    off    workers.

To combat economic weakness, the Fed implemented four short-term interest-rate cuts between the beginning of January and the end of April 2001. These reductions, which totaled two percent, drove down the yields of money market investments. As the Fed eased monetary policy, we responded by extending the fund' s average maturity -- a measure of sensitivity to interest rate movements -- in an effort to lock in relatively higher yields for as long as practical as interest rates declined. We also limited our exposure to repurchase agreements, overnight securities backed by Treasuries, preferring instead to lock in yields
by    purchasing    longer    term    U.S.    Treasury    securities.

Another factor that positively affected performance, albeit on a slightly smaller scale, is that many investors have recently come to prefer investments in money market funds to the more volatile stock market. Due to the decline in many stocks and the stock market in general over the past six months, many investors have been seeking a safer haven and the competitive yields provided by money market instruments.


What is the fund's current strategy?

We believe that interest rates are likely to remain stable or trend slightly lower over the near term. Accordingly, we have continued our strategy of maintaining a relatively long average maturity for the fund. In fact, as of the end of the period the fund's average maturity was 44 days, versus 31 days when
the    period    began.

In addition, we have continued to increase our exposure to longer term U.S. Treasury securities and de-emphasized repurchase agreements. As of April 30,
2001, approximately 79% of the fund's assets were invested in U.S. Treasury securities versus 21% in repurchase agreements. This represents a notable change from our positioning at the beginning of the period where we allocated 58% to U.S. Treasury securities and 41% to repurchase agreements. We plan to continually monitor the economy and money markets and will make changes to the
fund    as    conditions    evolve.

May 14, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

                                                                          Annualized
                                                                            Yield on
                                                                             Date of             Principal
U.S. TREASURY BILLS--30.0%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

5/3/2001                                                                         5.71            10,000,000            9,996,889

5/10/2001                                                                        4.90            10,000,000            9,987,875

5/24/2001                                                                        4.69            20,000,000           19,940,711

5/31/2001                                                                        5.02            25,000,000           24,897,042

6/7/2001                                                                         4.13            10,000,000            9,957,861

6/14/2001                                                                        4.08            10,000,000            9,950,500

7/19/2001                                                                        3.66            15,000,000           14,880,677

8/9/2001                                                                         3.67            15,000,000           14,848,750

TOTAL U.S. TREASURY BILLS

   (cost $114,460,305)                                                                                               114,460,305
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--48.7%
------------------------------------------------------------------------------------------------------------------------------------

5.625%, 5/15/2001                                                                6.05            20,000,000            19,996,424

5.25%, 5/31/2001                                                                 5.66            35,000,000            34,983,661

6.50%, 5/31/2001                                                                 4.70            15,000,000            15,020,331

5.75%, 6/30/2001                                                                 4.62            25,000,000            25,039,995

6.625%, 6/30/2001                                                                4.99            15,000,000            15,037,323

6.625%, 7/31/2001                                                                4.61            20,000,000            20,096,589

5.50%, 8/31/2001                                                                 5.05            20,000,000            20,014,854

6.50%, 8/31/2001                                                                 3.91            25,000,000            25,201,348

5.625%, 9/30/2001                                                                3.80            10,000,000            10,070,290

TOTAL U.S. TREASURY NOTES

   (cost $185,460,815)                                                                                                185,460,815


                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
REPURCHASE AGREEMENTS--20.9%                                             Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

   dated 4/30/2001, due 5/1/2001
   in the amount of $30,003,708
   (fully collateralized by $29,067,000
   U.S. Treasury Notes 7.50%,
   due 11/15/2001, value $30,600,321)                                            4.45            30,000,000           30,000,000

C S First Boston Corp.

   dated 4/30/2001, due 5/1/2001
   in the amount of $30,003,750
   (fully collateralized by $46,255,000
   U.S. Treasury Strips due 2/15/2009,
   value $30,602,310)                                                            4.50            30,000,000           30,000,000

Goldman, Sachs & Co.

   dated 4/30/2001, due 5/1/2001
   in the amount of $19,631,697
   (fully collateralized by $15,495,000
   U.S. Treasury Bonds 6.625% to 9.25%,
   due from 2/15/2016 to 2/15/2027,
   value $20,022,901)                                                            4.45            19,629,271           19,629,271

TOTAL REPURCHASE AGREEMENTS

   (cost $79,629,271)                                                                                                 79,629,271
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $379,550,391)                                                             99.6%              379,550,391

CASH AND RECEIVABLES (NET)                                                                          .4%                1,656,058

NET ASSETS                                                                                       100.0%              381,206,449

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements
   of $79,629,271)--Note 1(c)                          379,550,391  379,550,391

Cash                                                                     26,346

Interest receivable                                                   3,345,640

                                                                    382,922,377
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   113,526

Dividends payable                                                     1,602,402

                                                                      1,715,928
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      381,206,449
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     381,206,827

Accumulated net realized gain (loss) on investments                       (378)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      381,206,449
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      381,206,827

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,701,743

EXPENSES:

Management fee--Note 2(a)                                              353,256

Shareholder servicing costs--Note 2(b)                                 353,256

TOTAL EXPENSES                                                         706,512

INVESTMENT INCOME--NET, REPRESENTING NET

  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  12,995,231

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001             Year Ended
                                              (Unaudited)       October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE

   IN NET ASSETS RESULTING FROM OPERATIONS    12,995,231           23,591,879
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (12,995,231)        (23,591,879)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,529,580,336      3,462,620,773

Dividends reinvested                              760,739          1,820,483

Cost of shares redeemed                    (1,611,501,027)    (3,475,416,008)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (81,159,952)       (10,974,752)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (81,159,952)       (10,974,752)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           462,366,401        473,341,153

END OF PERIOD                                 381,206,449        462,366,401

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            April 30, 2001                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .027          .055          .047          .051           .050          .051

Distributions:

Dividends from investment
   income--net                                       (.027)        (.055)        (.047)        (.051)         (.050)        (.051)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.57(a)       5.64          4.58          5.22           5.16          5.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .30(a)        .30           .30           .30            .30           .30

Ratio of net investment income

   to average net assets                              5.52(a)       5.53          4.45          5.10           5.04          5.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     381,206       462,366       473,341       645,297        776,726       666,360

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ( the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the
distribution    requirements    of

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $378 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2007.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2001, the fund was charged $353,256 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the line of credit.


                                                           For More Information

                        Dreyfus
                        Institutional U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  930SA0401



Dreyfus
Money Market
Reserves

SEMIANNUAL REPORT
April 30, 2001



(reg.tm)






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                  THE FUND
--------------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION

---------------------------------------------------------------------------
                                 Back Cover


                                                          Dreyfus
                                                          Money Market Reserves

                                                                       The Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while prices of many longer term assets, such as stocks, declined. The overall stock market, as measured by the S&P 500 Composite Stock Price Index, declined 12.06% during the period.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually
stress   the  importance  of  diversification,  a  basic  tenet  of  investing.
We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the six-month period ended April 30, 2001, Dreyfus Money Market Reserves' Investor shares produced an annualized yield of 5.43% while its Class R shares produced an annualized yield of 5.63% . Taking into account the effects of compounding, the annualized effective yields for the fund's Investor shares and Class R shares were 5.57% and 5.78%, respectively.(1)

We attribute the fund's performance to our maturity management strategy, which led us to maintain a relatively long average maturity for the portfolio during the reporting period. This position enabled us to lock in relatively higher
yields   as   interest   rates   fell   during   the   first   part   of  2001.

What is the fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that offers a high level of current income, consistent with the stability of principal. We try to accomplish this through a portfolio of securities that are very liquid in nature; that is, they can be converted to cash quickly. We invest in a diversified portfolio of high quality short-term debt securities, such as those issued by the United States Government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers, and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain
an   average   dollar-weighted   portfolio   maturity   of  90  days  or  less.



                                                             The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was primarily influenced by two related factors during the reporting period: an economic slowdown and declining interest rates. The dramatic slowdown in the U.S. economy began in the fall of 2000 and continued throughout the period. Most economic indicators deteriorated, with the notable exception of housing sales and auto sales. At the same time, oil prices rose dramatically and power shortages, particularly in California, created huge increases in
electricity   costs,   creating   a  further  impediment  to  economic  growth.

With such an uncertain economic backdrop, we believed it was important to pay particular attention to the credit quality of the securities that we selected for the fund. While the fund always maintains a very high credit quality, we chose to scrutinize our holdings even more closely and to select only those with the highest credit profiles. Our concerns were validated when several well-known companies -- some of which would have been investment candidates only a few months before -- had their credit ratings downgraded by the major independent
rating    agencies.

Four short-term interest-rate cuts implemented by the Federal Reserve Board (the "Fed") during the reporting period represented the second factor affecting performance. These reductions, totaling 2%, drove down the yields of money market investments commensurately. We responded to the Fed's easing of monetary policy by extending the fund's average maturity -- a measure of sensitivity to interest-rate movements -- in an effort to lock in higher yields as interest
rates    declined.

What is the fund's current strategy?

During the reporting period we reduced the fund's holdings in corporate floating rate notes and increased its exposure to investments with longer fixed-rate yields, such as bank certificates of deposit, in anticipation of further rate cuts by the Fed. While we expect the Fed to cut interest rates by another 50 basis points at its May meeting, we believe that the end of the current easing cycle may be near and the U.S. economy may soon begin to expand at a greater rate. Should that scenario unfold, we believe that yields on money market instruments will begin to rise. As a result, we are currently looking to increase the fund' s floating rate note exposure to take advantage of higher rates. Of course, no matter how the economic environment evolves over the foreseeable future, we will attempt to quickly adapt our maturity management and security selection strategies to maximize income while maintaining a stable share price.

May 14, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                      The Fund


STATEMENT OF INVESTMENTS
April 30, 2001 (Unaudited)
                                                          Principal
Negotiable Bank Certificates of Deposit--33.6%           Amount ($)       Value ($)
---------------------------------------------------------------------------------------------------------------------------
Bank Austria AG (Yankee)
  5.02%, 7/16/2001                                      10,000,000 a     9,999,084
Barclays Bank PLC (Yankee)
  4.52%, 1/14/2002                                      15,000,000 a    14,998,476
Bayerische Landesbank Girozentrale (Yankee)
  5.28%, 1/25/2002                                      17,000,000      16,990,860
Canadian Imperial Bank of Commerce (Yankee)
  5.12%, 2/19/2002                                       5,000,000       5,000,000
Comerica Bank (Yankee)
  4.63%, 11/6/2001                                      15,000,000 a    14,997,728
Credit Agricole Indosuez S.A. (Yankee)
  4.62%-7.01%, 7/16/2001- 9/28/2001                     30,000,000      29,999,862
Credit Commerciale de Belgique (Yankee)
  7.24%, 5/9/2001                                        5,000,000       5,000,005
Danske Bank (Yankee)
  5.11%, 2/11/2002                                      10,000,000      10,000,000
Landesbank Baden-Wuerttemberg (Yankee)
  5.40%, 1/9/2002                                       20,000,000      19,979,256
National Westminster Bank PLC (Yankee)
  6.61%, 5/9/2001                                       16,000,000      16,000,065
Rabobank Nederland (Yankee)
  6.98%, 7/24/2001                                      15,000,000      14,999,673
Royal Bank of Canada (Yankee)
  4.52%, 1/11/2002                                      15,000,000 a    14,998,980
Royal Bank of Scotland Group PLC (Yankee)
  5.21%, 2/20/2002                                      12,000,000      12,000,467
Svenska Handelsbanken (Yankee)
  7.00%, 7/12/2001                                      15,000,000      14,999,440
Toronto-Dominion Bank (Yankee)
  4.60%, 9/28/2001                                      15,000,000      15,000,611
UBS AG (Yankee)
  6.58%-6.95%, 5/3/2001-6/22/2001                       15,000,000      15,001,174
Westpac Banking Corp. (Yankee)
  5.08%, 2/5/2002                                       20,000,000      19,988,481
Total Negotiable Bank Certificates of Deposit
  (cost $249,954,162)                                                  249,954,162

                                                         Principal
COMMERCIAL PAPER--28.8%                                 Amount ($)        Value ($)
--------------------------------------------------------------------------------
ANC Rental Corp.
  4.51%-4.53%, 5/4/2001-5/11/2001                       25,000,000      24,983,357
AT&T Corp.
  4.78%, 7/13/2001                                      15,000,000      15,000,000
Centric Capital Corp.
  4.48%-5.00%, 5/4/2001-5/17/2001                       24,500,000      24,462,846
Countrywide Home Loans Inc.
  4.49%, 5/16/2001                                      30,000,000      29,944,000
Fleet Funding Corp.
  4.47%, 5/25/2001                                      15,000,000      14,955,500
Fountain Square Commercial Funding Corp.
  4.50%-5.03%, 5/4/2001-5/21/2001                       12,639,000      12,616,910
General Electric Capital Corp.
  4.66%, 5/1/2001                                        8,000,000       8,000,000
Homeside Lending Inc.
  4.87%, 6/1/2001                                       19,500,000      19,418,896
New Center Asset Trust
  4.66%, 5/1/2001                                       30,000,000      30,000,000
Potomac Electric Power Co.
  4.61%-5.04%, 5/4/2001-5/8/2001                        24,580,000      24,564,004
Verizon Global Funding Corp.
  4.84%, 5/30/2001                                      10,000,000       9,961,333
Total Commercial Paper
  (cost $213,906,846)                                                  213,906,846
---------------------------------------------------------------------------------------------------------------------------


Corporate Notes--22.4%
---------------------------------------------------------------------------------------------------------------------------
BankAmerica Corp.
  4.89%, 9/11/2001                                       5,000,000 a     5,002,890
Bell Atlantic Financial Services Corp.
  4.78%, 3/21/2002                                      20,000,000 a    20,021,673
Caterpillar Financial Services Corp.
  4.31%-5.37%, 5/4/2001-7/30/2001                       18,250,000 a    18,252,109
Chase Manhattan Corp.
  4.26%, 1/29/2002                                       2,000,000 a     2,002,854

                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                     Principal
CORPORATE NOTES (CONTINUED)                         Amount ($)       Value ($)
----------------------------------------------------------------------------------
Chrysler Financial Co. L.L.C.
  5.03%, 6/15/2001                                       2,000,000 a     2,000,071
Dexia Credit Local de France
  5.34%, 2/11/2002                                       7,000,000 a     7,001,300
Ford Motor Co.
  6.56%, 9/15/2001                                         700,000         705,457
Ford Motor Credit Co.
  6.52%, 9/25/2001                                       1,250,000       1,251,335
General Electric Capital Corp.
  5.06%-5.33%, 8/27/2001-2/25/2002                       6,700,000       6,707,514
General Motors Acceptance Corp.
  5.34%-5.63%, 7/15/2001-8/23/2001                       2,200,000       2,201,439
IBM Credit Corp.
  5.30%, 5/21/2001                                      15,000,000 a    15,000,136
International Lease Finance Corp.
  4.80%-6.54%, 10/15/2001-4/15/2002                      4,427,000       4,440,955
Merrill Lynch & Co. Inc.
  4.98%-5.33%, 5/8/2001-4/10/2002                       29,500,000 a    29,502,572
National Rural Utilities Corp.
  4.81%, 7/20/2001                                      18,000,000 a    17,999,605
Norwest Bank
  5.33%, 11/21/2001                                      2,550,000 a     2,550,556
Paccar Financial Corp.
  6.32%, 12/17/2001                                      5,000,000       5,016,347
Potomac Electric Power Co.
  5.18%, 1/22/2002                                       4,200,000       4,270,215
Sanwa Business Credit Corp.
  4.94%, 6/19/2001                                      11,700,000 a    11,702,973
U.S. Bancorp
  5.01%, 5/16/2001                                       5,000,000 a     5,000,745
USL Capital Corp.
  6.39%, 12/1/2001                                       1,000,000       1,011,135
Wells Fargo Bank
  4.33%, 4/26/2002                                       5,000,000 a     5,005,925
Total Corporate Notes
  (cost $166,647,806)                                                  166,647,806

                                                         Principal
SHORT-TERM BANK NOTES--9.7%                             Amount ($)        Value ($)
--------------------------------------------------------------------------------
American Express Centurion Bank
  4.99%, 4/11/2002                                      15,000,000 a    15,000,000
Bank of America Corp.
  4.77%, 7/19/2001                                      15,000,000 a    15,003,186
First Union National Bank
  4.67%, 5/8/2001                                       16,000,000 a    16,000,000
Fleet National Bank
  5.01%, 7/12/2001                                      10,000,000 a    10,003,275
Key Bank U.S.A., N.A.
  4.67%, 5/11/2001                                      15,000,000 a    15,000,000
PNC Bank N.A.
  4.58%, 1/24/2002                                       1,000,000 a     1,000,263
Total Short-Term Bank Notes
  (cost $72,006,724)                                                    72,006,724

Time Deposits-5.3%
-------------------------------------------------------------------------------------
Branch Banking & Trust Co. (Grand Cayman)
  4.66%, 5/1/2001                                        9,232,000       9,232,000
Societe Generale (Grand Cayman)
  4.69%, 5/1/2001                                       30,000,000      30,000,000
Total Time Deposits
  (cost $39,232,000)                                                    39,232,000
Total Investments
  (cost $741,747,538)                                           99.8%  741,747,538

Cash and Receivables (Net)                                        .2%    1,404,081

Net Assets                                                     100.0%  743,151,619

a  Variable interest rate--subject to periodic change.
See notes to financial statements.

                                                                       The Fund




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------------
                                                                  Cost        Value
Assets ($):
Investments in securities--See Statement of Investments    741,747,538   741,747,538
Cash                                                                       2,833,357
Interest receivable                                                        7,813,850
                                                                         752,394,745
Liabilities ($):
Due to The Dreyfus Corporation and affiliates--Note 2                        389,194
Payable for investment securities purchased                                5,010,261
Dividend payable                                                           2,908,073
Payable for shares of Capital Stock redeemed                                 935,598
                                                                           9,243,126
Net Assets ($)                                                           743,151,619
Composition of Net Assets ($):
Paid-in capital                                                          743,169,131
Accumulated net realized gain (loss) on investments                          (17,512)
Net Assets ($)                                                           743,151,619
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                                      Investor Shares Class R Shares
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                            357,938,345    385,213,274
Shares Outstanding                                        357,947,583    385,221,548
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($):                                   1.00           1.00

See notes to financial statements.


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
Investment Income ($):
Interest Income                                                          22,726,780
Expenses:
Management fee--Note 2(a)                                                 1,856,469
Distribution fees (Investor Shares)--Note 2(b)                              345,751
Total Expenses                                                            2,202,220
Investment Income--Net, representing net increase
  in net assets resulting from operations                                20,524,560

See notes to financial statements.

                                                                      The Fund



STATEMENT OF CHANGES IN NET ASSETS
                                            Six Months Ended
                                              April 30, 2001            Year Ended
                                                 (Unaudited)      October 31, 2000
---------------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                            20,524,560            39,475,240
Net realized gain (loss) on investments                   --                 3,727
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       20,524,560            39,478,967
Dividends to Shareholders from ($):
Investment income--net:
Investor shares                                   (9,361,827)          (19,167,911)
Class R shares                                   (11,162,733)          (20,307,329)
Total Dividends                                  (20,524,560)          (39,475,240)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares                                  318,270,153           840,509,994
Class R shares                                   463,583,028         1,002,553,825
Dividends reinvested:
Investor shares                                    9,113,075            18,538,260
Class R shares                                     4,616,058             8,957,119
Cost of shares redeemed:
Investor shares                                 (302,822,115)         (873,269,242)
Class R shares                                  (476,103,278)         (918,781,499)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                      16,656,921            78,508,457
Total Increase (Decrease) in Net Assets           16,656,921            78,512,184
Net Assets ($):
Beginning of Period                              726,494,698           647,982,514
End of Period                                    743,151,619           726,494,698

See notes to financial statements.





FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

---------------------------------------------------------------------------------------
                        Six Months Ended
                          April 30, 2001               Year Ended October 31,
                                           ---------------------------------------------
Investor Shares               (Unaudited)    2000     1999      1998     1997     1996
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period               1.00     1.00     1.00      1.00     1.00     1.00
Investment Operations:
Investment income--net              .027     .056     .045      .050     .049     .048
Distributions:
Dividends from
  investment income--net           (.027)   (.056)   (.045)    (.050)   (.049)   (.048)
Net asset value, end of period      1.00     1.00     1.00      1.00     1.00     1.00
Total Return (%)                    5.49a    5.70     4.64      5.13     5.04     4.94
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                 .70a     .70      .70       .70      .70      .70
Ratio of net investment income
  to average net assets             5.42a    5.56     4.54      5.01     4.95     4.84
Net Assets, end of period
  ($ X 1,000)                    357,938  333,377  347,596   301,473  204,851  144,168

a  Annualized.
See notes to financial statements.

                                                                      The Fund





FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------
                        Six Months Ended
                          April 30, 2001               Year Ended October 31,
                                            ---------------------------------------------
Class R Shares                (Unaudited)    2000     1999      1998     1997     1996
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period               1.00     1.00     1.00      1.00     1.00     1.00
Investment Operations:
Investment income--net              .028     .058     .047      .052     .051     .050
Distributions:
Dividends from
  investment income--net           (.028)   (.058)   (.047)    (.052)   (.051)   (.050)
Net asset value, end of period      1.00     1.00     1.00      1.00     1.00     1.00
Total Return (%)                    5.71a    5.91     4.84      5.34     5.25     5.16
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets                 .50a     .50      .50       .50      .50      .50
Ratio of net investment income
  to average net assets             5.63a    5.80     4.74      5.21     5.13     5.01
Net Assets, end of period
  ($ X 1,000)                    385,213  393,117  300,386   249,415  232,032  170,409

a  Annualized.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and a bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
The  fund' s  financial  statements  are  prepared in accordance with accounting
principles   generally   accepted   in   the   United   States   of

                                                                       The  Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c)  Repurchase  agreements:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $18,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $5,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective,

                                                                      The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: The fund has adopted a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2001, the Investor shares were charged $345,751 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the line of credit.
                                                             The Fund



NOTES



                                                           For More Information
                        Dreyfus Money Market Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166


                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  317SA0401